As filed with the U.S. Securities and Exchange Commission on February 18, 2020

Registration No. [            ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

(Exact Name of Registrant as Specified in Charter)

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (404) 953-4900

Dory S. Black, Esq.

c/o Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(Name and Address of Agent for Service)

WITH A COPY TO:

Douglas P. Dick
Stephen T. Cohen
Dechert LLP
1900 K Street NW
Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (3)
Common Shares, $0.001 Par Value	[ ] Shares	$[ ] (2)	$[ ]	$[ ]

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per share of common shares on [ ].
(3)	Transmitted prior to filing.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

VIVALDI OPPORTUNITIES FUND

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

Dear Shareholder:	[ ], 2020

A special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Vivaldi Opportunities Fund (the “Acquired Fund”), a Maryland corporation, is scheduled to be held at the offices of UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin, on [    ], 2020, at [    ] a.m. Eastern Time, to vote on the proposal below (the “Proposal”).

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the accrued and unpaid liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”)

Vivaldi Asset Management, LLC is the investment adviser of the Acquired Fund. Angel Oak Capital Advisors, LLC is the investment adviser of the Acquiring Fund and a sub-adviser of the Acquired Fund. The Proposal is described in more detail in, and a comparison of the strategies, expenses and certain other features of the Acquired Fund and the Acquiring Fund (each, a “Fund” and together, the “Funds”) is included in, the enclosed Proxy Statement/Prospectus. We encourage you to review this information carefully.

After careful consideration, the Board of Directors of the Acquired Fund recommends that you vote “FOR” the Proposal.

The enclosed materials explain the Proposal in more detail, and you are encouraged to review them carefully. Although you are welcome to attend the Special Meeting in person, most shareholders find it more convenient to vote their shares by proxy. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

Michael D. Peck

President, Vivaldi Opportunities Fund

VIVALDI OPPORTUNITIES FUND

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [    ], 2020

Notice is hereby given that a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Vivaldi Opportunities Fund (the “Acquired Fund”), a Maryland corporation, is scheduled to be held at the offices of UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin, on [    ], 2020, at [    ] a.m. Eastern Time, to vote on the proposal below (the “Proposal”).

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the accrued and unpaid liabilities of the Acquired Fund and the distribution of the common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”)

Shareholders of record as of the close of business on [    ], 2020, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.

Whether or not you are planning to attend the Special Meeting, please vote prior to [    ] on [    ], 2020. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. You may revoke your proxy by (1) delivering a written revocation notice received by the Fund no later than the opening of the polls at the Special Meeting; (2) delivering a later-dated proxy received by the Fund no later than the opening of the polls at the Special Meeting; or (3) voting in person at the Special Meeting.

By order of the Board of Directors of the Acquired Fund,

Ann Maurer

Secretary, Vivaldi Opportunities Fund

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be Held on [    ], 2020:

The Proxy Statement/Prospectus, the Notice of the Special Meeting, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at www.[    ].

i

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached Proxy Statement/Prospectus or incorporated by reference to the Proxy Statement/Prospectus. You should read carefully the entire Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization, which is attached as Appendix A thereto, because it contains details that are not in the Questions and Answers.

Q:	Why is a shareholder meeting being held?

A:

You are being asked to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Vivaldi Opportunities Fund (the “Acquired Fund”) to Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the accrued and unpaid liabilities of the Acquired Fund and the distribution of the common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”).

As described more fully in the Proxy Statement/Prospectus, the Acquired Fund and the Acquiring Fund (each, a “Fund” and together, the “Funds”) are each a closed-end management investment company with different investment objectives, principal investment strategies and principal risks, among other differences. The Acquiring Fund would be the accounting and performance survivor of the Reorganization. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Separately, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of beneficial interest of the Acquiring Fund in connection with the Reorganization.

Q:	Why is the Reorganization being recommended by the Board of Directors of the Acquired Fund?

A:

The Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund. The Acquired Fund Board considered other options potentially available to Acquired Fund shareholders, including maintaining the status quo or liquidating the Acquired Fund, and determined to recommend that shareholders approve the Reorganization.

Please see the Proxy Statement/Prospectus for additional information on the Acquired Fund Board’s considerations relating to the Reorganization.

Q:	What happens if the Proposal is not approved by the Acquired Fund shareholders?

A:

Completion of the Reorganization requires both the approval of the Reorganization Agreement by the Acquired Fund shareholders and approval of the issuance of Acquiring Fund common shares by the Acquiring Fund shareholders. If the Reorganization Agreement or the issuance of Acquiring Fund common shares is not approved by shareholders of the applicable Fund, then the Board of the Acquired Fund will consider other options for the Acquired Fund.

Q:	How will the fees and expenses of the Combined Fund compare to those of the Acquired Fund?

A:

The contractual advisory fee of the Acquired Fund and the Combined Fund is 1.40% and 1.35%, respectively, of each Fund’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”).

Following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be lower than the current total annual operating expense ratio of the Acquired Fund. The total annual operating expenses (before any fee waivers/expense limitation arrangements) for the Acquired Fund and pro forma for the Combined Fund are 4.49% and 2.51%, respectively. Pro forma combined fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

Q:	How different are the Funds?

A:

As summarized below and set forth more fully in the Proxy Statement/Prospectus, there are significant differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. Vivaldi Asset Management, LLC (“Vivaldi”) is the investment adviser to the Acquired Fund and Angel Oak Capital Advisors, LLC (“Angel Oak”) is the investment adviser of the Acquiring Fund and a sub-adviser of the Acquired Fund. The Funds also have different investment objectives, principal investment strategies and principal risks, among other differences.

Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquired Fund is a Maryland corporation and a non-diversified closed-end management investment company. The Acquiring Fund is a Delaware statutory trust and a non-diversified closed-end management investment company. Each Fund’s common shares are listed on the New York Stock Exchange.

The Acquired Fund’s investment objective is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles, whereas the Acquiring Fund’s primary investment objective is to seek current income, with a secondary objective of total return.

The Acquired Fund seeks to achieve its investment objective by seeking to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices. The strategies that the Acquired Fund will pursue may include, without limitation, opportunistic equity and fixed-income, multi-strategy fixed-income and arbitrage strategies that invest in different asset classes, securities and derivative instruments. There is no limit on the duration, maturity or credit quality of any investment in the Acquired Fund’s portfolio. The Acquired Fund may also invest in private investment funds that invest or trade in a wide range of securities.

The Acquiring Fund seeks to achieve its investment objective by investing primarily in debt issued by financial institutions, including subordinated debt (“sub-debt”), unrated debt, senior debt and high yield securities, focusing on those in the U.S. community bank sector. The Acquiring Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. The Acquiring Fund will, under normal circumstances, invest at least a majority of its net assets plus the amount of any borrowings for investment purposes in securities issued by U.S. community banks. To a lesser extent, but up to 50% of the Acquiring Fund’s net assets plus the amount of any borrowings for investment purposes, under normal circumstances, the Acquiring Fund may also invest in similar securities of other U.S. and foreign financial services companies that are not U.S. community banks and may be of any size. The Acquiring Fund will, under normal circumstances, invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in securities of financial institutions (measured at the time of purchase).

Please see the Proxy Statement/Prospectus for additional comparison information.

Q:	How will the Reorganization be effected?

A:

Assuming the Acquired Fund’s shareholders approve the Reorganization and the Acquiring Fund’s shareholders approve the issuance of Acquiring Fund common shares, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all the accrued and unpaid liabilities of the Acquired Fund. Following the Reorganization, the Acquired Fund will be dissolved and terminated in accordance with its Articles of Incorporation and Bylaws and the 1940 Act.

You will become a shareholder of the Acquiring Fund. Holders of shares of common stock of the Acquired Fund will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the shares of common stock of the Acquired Fund you held immediately prior to the Reorganization (although shareholders may receive cash for fractional shares).

Q:	At what prices have shares of common stock of the Acquired Fund and common shares of the Acquiring Fund historically traded?

A:

Common shares of each Fund have from time to time traded below their net asset values. As of December 31, 2019, the Acquired Fund shares of common stock were trading at a 3.21% discount to its net asset value and the Acquiring Fund common shares were trading at a 2.17% premium to its net asset value. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below net asset value. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of the Acquiring Fund prior to the Reorganization.

Q:	Will the Reorganization impact Fund distributions to shareholders?

A:

The Acquired Fund and the Acquiring Fund currently pay a monthly distribution of $0.11683 per share and $0.11770 per share, respectively. The Combined Fund would pay a monthly distribution of $0.11770 per share.

Based on each Fund’s NAV price as of December 31, 2019, the exchange ratio at which common shares of the Acquired Fund would have converted to common shares of the Combined Fund is 0.69 (i.e., assuming the Reorganization was consummated following the market close on December 31, 2019, an Acquired Fund shareholder would have received 0.69 shares of the Combined Fund for each Acquired Fund share held).

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization so there is no gap in distribution payments. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and make monthly distributions to shareholders.

Q:	Who will manage the Combined Fund’s portfolio?

A:

The Combined Fund will be managed by Angel Oak, the Acquired Fund’s current sub-adviser and the Acquiring Fund’s current adviser. Furthermore, the Acquiring Fund’s current portfolio management team will continue to be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganization?

A:

It is anticipated that the vast majority of the securities held by the Acquired Fund will be sold by the Acquired Fund shortly before the closing of the Reorganization. The transaction costs associated with these sales and purchases (including brokerage commissions, transaction charges and related fees) largely will be borne by the Acquired Fund although a small portion may be borne by the Acquiring Fund, with respect to the limited amount of positions that will be sold following the Reorganization. Because the vast majority of the assets being transferred from the Acquired Fund to the Acquiring Fund will be cash, the Acquiring Fund will bear the transaction costs associated with investing the cash.

Q:	Will I have to pay any sales load or commission in connection with the Reorganization?

A:	You will pay no sales load or commission in connection with the Reorganization.

Q:	Who will pay for the costs associated with the Reorganization?

A:	Angel Oak and Vivaldi will bear expenses incurred in connection with the Reorganization, as agreed to by those parties. The expenses of the Reorganization are estimated to be $[ ].

Q:	Is the Reorganization expected to be taxable to shareholders of the Acquired Fund?

A:	Yes. The Reorganization is expected to be a taxable event for shareholders of the Acquired Fund, as discussed in more detail in the Proxy Statement/Prospectus.

Q:	How does the Board of Directors of the Acquired Fund suggest that I vote?

A:	After careful consideration, the Board of Directors of the Acquired Fund recommends that you vote “FOR” the Proposal.

Q:	How do I vote my proxy?

A:

If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are shareholders of record, you may authorize a proxy to vote your shares by mail, phone, or internet or you may vote in person at the Special Meeting. To authorize a proxy to vote your shares by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize a proxy to vote your shares by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement/Prospectus. To authorize a proxy to vote your shares by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call [ ], toll-free at [ ].

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

v

PROXY STATEMENT FOR

VIVALDI OPPORTUNITIES FUND

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

PROSPECTUS FOR

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

March [    ], 2020

This Proxy Statement/Prospectus is furnished to you as a common shareholder of the Vivaldi Opportunities Fund (the “Acquired Fund”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). A Special Meeting (with any postponements or adjournments, the “Special Meeting”) of shareholders of the Acquired Fund is scheduled to be held at the offices of UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin, on [    ], 2020, at [    ] a.m. Eastern Time, to vote on the proposal below (the “Proposal”). If you are unable to attend the Special Meeting, the Board of Directors (the “Board”) of the Acquired Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Proxy Statement/Prospectus and accompanying form of proxy is [    ], 2020.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund”) (each, a “Fund” and collectively, the “Funds”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”)

Shareholders of record as of the close of business on [    ], 2020, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting.

Shareholders of the Acquired Fund are being asked to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Reorganization would be accomplished. The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the shareholders of the Acquired Fund in the Reorganization would equal the aggregate net asset value (not the market value) of the Acquired Fund shares of common stock held immediately prior to the Reorganization.

Separately, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization. Completion of the Reorganization requires both the approval of the Acquired Fund shareholders of the Agreement and Plan of Reorganization and the Acquiring Fund shareholders of the issuance of Acquiring Fund common shares.

There are significant differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. Vivaldi Asset Management, LLC (“Vivaldi”) is the investment adviser of the Acquired Fund and Angel Oak Capital Advisors, LLC (“Angel Oak”) is the investment adviser of the Acquiring Fund and a sub-adviser of the Acquired Fund. The Funds also have different investment objectives, principal investment strategies and principal risks, among other differences.

The common shares of the Acquiring Fund (“Shares” and the holders of such Shares, “Shareholders”) are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “FINS” and will continue to be so listed following the Reorganization. The shares of common stock of the Acquired Fund are listed on the NYSE under the ticker symbol “VAM” and would be delisted from the NYSE following the Reorganization.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

•	the Statement of Additional Information, dated [ ], 2020, relating to this Proxy Statement/Prospectus;

•	the [ ] Report to shareholders of the Acquired Fund for the [ ] ended [ ] (Investment Company Act File No. [ ]; Accession Number [ ]);

•	the Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended September 30, 2019 (Investment Company Act File No. 811-23255; Accession Number 0001104659-19-069881); and

•	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended July 31, 2019 (Investment Company Act File No. 811-23358; Accession Number 0001193125-19-263532).[1]

Additional copies of the foregoing (other than the Statement of Additional Information relating to this Proxy Statement/Prospectus) and any more recent reports filed after the date hereof for the Acquiring Fund may be obtained without charge:

for the Acquiring Fund:

By Phone:	(855) 751-4324
By Mail:	Angel Oak Funds
c/o U.S. Bank Global Fund Services P.O. Box 701
Milwaukee, WI 53201-0701
By Internet:	www.angeloakcapital.com

for the Acquired Fund:

By Phone:	(877) 779-1999
By Mail:	Vivaldi Opportunities Fund
c/o UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212
By Internet:	www.vivaldicef.com

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund. This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Acquired Fund should know before voting on the Proposal. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

[1]

The Acquiring Fund’s initial fiscal year ended on January 31, 2020. The Acquiring Fund will prepare and transmit to shareholders an audited annual report within 60 days after the close of its fiscal year or as otherwise required by the 1940 Act.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL: AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE SOLELY FOR NEWLY ISSUED SHARES OF COMMON STOCK OF THE ACQUIRING FUND AND THE ASSUMPTION BY THE ACQUIRING FUND OF THE ACCRUED AND UNPAID LIABILITES OF THE ACQUIRED FUND AND THE DISTRIBUTION OF THE SHARES OF COMMON STOCK OF THE ACQUIRING FUND TO THE SHAREHOLDERS OF THE ACQUIRED FUND AND THE COMPLETE LIQUIDATION OF THE ACQUIRED FUND

General

The Board of each Fund, including the directors (or trustees) who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Trustees”), has approved the Reorganization Agreement. For purposes of this Proxy Statement/Prospectus, the Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Subject to shareholder approval of the Reorganization Agreement by the shareholders of the Acquired Fund and of the issuance of Acquiring Fund common shares by the shareholders of the Acquiring Fund, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund;

•	the assumption by the Acquiring Fund of the accrued and unpaid liabilities of the Acquired Fund;

•	the distribution of common shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•	the complete liquidation of the Acquired Fund.

The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the shareholders of the Acquired Fund in the Reorganization would equal the aggregate net asset value (not the market value) of the Acquired Fund shares of common stock held immediately prior to the Reorganization. The market value of the common shares of the Acquiring Fund after the Reorganization may be more or less than the market value of either the shares of common stock of the Acquired Fund or the common shares of the Acquiring Fund prior to the Reorganization.

It is anticipated that the vast majority of the securities held by the Acquired Fund will be sold shortly before the closing of the Reorganization and reinvested after the closing in accordance with the investment strategies of the Acquiring Fund. The transaction costs associated with these sales and purchases (including brokerage commissions, transaction charges and related fees) will be borne by the Acquired Fund or the Acquiring Fund, depending on when each holding is sold. The vast majority of the assets being transferred from the Acquired Fund to the Acquiring Fund will be cash, and the Acquiring Fund will bear the transaction costs associated with investing the cash.

Background and Reasons for the Proposed Reorganization

The inception date of the Acquired Fund is October 2, 2017. The inception date of the Acquiring Fund is May 31, 2019.

The Acquired Fund Board has determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund, and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Acquired Fund Board also considered and unanimously approved the terms and conditions of the Reorganization Agreement. The following sets forth in greater detail the steps taken by the Acquired Fund Board in arriving at these conclusions.

The Acquired Fund Board considered the Reorganization at its regular Board meeting on December 5, 2019 and at subsequent special Board meetings held on December 27, 2019, January 14, 2020 and January 31, 2020. The Board formally approved Vivaldi’s recommendation that the Acquired Fund reorganize into the Acquiring Fund via unanimous written consent on February 3, 2020. In connection with the Acquired Fund Board’s consideration of the Reorganization, the Directors requested, and Vivaldi provided, information regarding the proposed Reorganization, including the anticipated effect of the Reorganization on the Acquired Fund’s shareholders. At the meetings held on December 5, 2019, January 14, 2020 and January 31, 2020, the Directors met with representatives of Vivaldi regarding the details of the Reorganization, and at the January 31, 2020 Board meeting the Directors also met with representatives of Angel Oak. At each of the Board meetings the Directors met separately with their independent legal counsel regarding their duties in approving the Reorganization under federal and state laws.

In considering the Reorganization and the Reorganization Agreement, the Acquired Fund Board reviewed detailed comparative information about the Acquired Fund and the Acquiring Fund including, among other items: (i) their respective investment goals, strategies, policies and restrictions; (ii) the Acquired Fund’s individual holdings and the compatibility of such holdings in the Acquiring Fund’s investment strategy; (iii) the Acquired Fund’s and the Acquiring Fund’s respective investment performance history; and (iv) a comparison of the Acquired Fund’s and the Acquiring Fund’s fees and expenses, including their respective expense ratios. In addition, the Acquired Fund Board considered information about the current size and scale of the Acquired Fund and its prospects for growth. The Directors considered numerous factors, including but not limited to those described below, in connection with their consideration and approval of the Reorganization. This discussion of the information and factors that the Acquired Fund Board considered in making their decision is not intended to be exhaustive, but includes the material factors considered. The Acquired Fund Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the Acquired Fund Board may have given different weights to different factors.

Investment Strategies, Risks and Fund Structure. The Acquired Fund Board reviewed the investment strategies and risks of the Acquired Fund and the Acquiring Fund, noting that there were differences in investment objectives, strategies and risks between the Acquired Fund and the Acquiring Fund. The Acquired Fund Board considered that the Acquired Fund’s portfolio would need to be repositioned in anticipation of the Reorganization and the transaction costs associated with these sales would largely be borne by the Acquired Fund. The Acquired Fund Board noted that each of the Acquired Fund and Acquiring Fund were non-diversified closed-end investment management companies registered under the 1940 Act, and each Fund’s common shares are listed on the NYSE. The Directors considered that shareholders could benefit from increased liquidity of their shares through the exchange of the Acquired Fund shares of common stock for common shares of the Acquiring Fund. The Acquired Fund Board considered the information provided by Vivaldi regarding each of the Acquired Fund’s and Acquiring Fund’s secondary markets and trading volumes, and noted that the significantly higher trading volume of the Acquiring Fund should provide for higher liquidity to the Acquired Fund’s current shareholders.

Adviser, Sub-Adviser and Portfolio Management Team. The Acquired Fund Board considered that the Acquiring Fund would continue to be managed by Angel Oak, which currently manages over 25% of the Acquired Fund’s assets, and took into account the Acquired Fund Board’s familiarity with the capabilities of Angel Oak as a result of its oversight of the Acquired Fund since its inception. The Acquired Fund Board noted that Vivaldi and Angel Oak had also worked together in a variety of capacities throughout the years. The Acquired Fund Board considered the Acquiring Fund’s investment advisory agreement that provided for Angel Oak to have complete investment discretion in its management of the Acquiring Fund, as compared to the current arrangement where Angel Oak serves as a sub-adviser managing a portion of the Acquired Fund. The Directors determined that the Acquired Fund’s shareholders would receive the same quality of services from Angel Oak as they are currently receiving and would continue to benefit from the experience and expertise of Angel Oak’s portfolio management team. In this regard, the Directors viewed favorably the overall investment and operational performance of Angel Oak since the inception of the Acquired Fund. The Acquired Fund Board also viewed favorably the Acquiring Fund’s performance to date, noting that the Acquiring Fund had commenced operations on May 31, 2019.

Fees and Expenses. The Acquired Fund Board considered that the Acquiring Fund’s expense ratio is expected to be similar to the expense ratio of the Acquired Fund. It was noted that although the investment management fee rate to be paid by the Acquiring Fund was lower as compared to the investment management fee rate currently paid by the Acquired Fund, the actual investment management fee paid by the Acquiring Fund could be higher due to the use of leverage. However, unlike the Acquired Fund, the Acquiring Fund does not currently have, and does not expect to have, acquired fund fees and expenses or fees associated with dividend and interest expense on short sales.

Other Considerations. The Acquired Fund Board considered that sales of the Acquired Fund by individual shareholders were unlikely to occur at the Acquired Fund’s NAV, and that the Acquired Fund was currently trading at a discount while the Acquiring Fund was trading at a premium. In addition, the Acquired Fund Board noted that the Reorganization exchange would be done on the basis of the Acquired Fund’s and the Acquiring Fund’s NAVs on the closing date, which could result in Acquired Fund shareholders exchanging Acquired Fund shares of common stock trading at a discount to its NAV for Acquiring Fund shares trading at a premium to NAV. The Acquired Fund Board also considered other alternatives, including an orderly liquidation of the Acquired Fund, but determined that the Acquired Fund’s investments in illiquid securities could take a significant amount of time to liquidate at fair market value, which would subject Acquired Fund shareholders to ongoing costs and a delay in receiving back their capital investments. The Acquired Fund Board noted that Angel Oak had agreed to accept the Acquired Fund’s illiquid positions in-kind. The Acquired Fund Board considered that the Reorganization would be paid for by Vivaldi and Angel Oak, and that under an asset purchase agreement between Vivaldi and Angel Oak, Vivaldi would be receiving payments from Angel Oak in connection with the Reorganization out of Angel Oak’s revenue. The Acquired Fund Board also noted that although the Reorganization will be a taxable event to Acquired Fund shareholders, long-term capital losses may be used to offset long-term capital gains.

The Acquired Fund Board considered all of these factors and others as a whole and, on balance, determined that the Reorganization is in the best interests of the Acquired Fund’s shareholders and unanimously approved the Reorganization and the Reorganization Agreement.

The Board of the Acquired Fund recommends that shareholders of the Acquired Fund vote “FOR” the Proposal.

Vote Required for the Proposal

The Proposal will require the affirmative vote of a majority of the outstanding voting shares (as defined under the 1940 Act) of the Acquired Fund. The 1940 Act defines a majority of the outstanding voting shares as the lesser of either (i) at least 67% of the voting securities present at the meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares. For additional information regarding voting requirements, see “Voting Information and Requirements.”

COMPARISON OF THE FUNDS

Investment Objectives

The investment objectives of the Funds are significantly different. The investment objective of the Acquired Fund is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. The investment objective of the Acquiring Fund is to seek current income with a secondary objective of total return.

Both Funds’ investment objectives are not fundamental and may be changed without shareholder approval.

Principal Investment Strategies

The principal investment strategies of the Funds are significantly different. The Acquiring Fund will normally invest at least 80% of its assets in debt issued by financial institutions; the Acquired Fund uses a multi-manager approach to invest in opportunistic equity and fixed-income, multi-strategy fixed-income and arbitrage strategies that invest in different asset classes, securities and derivative instruments.

The following table shows the principal investment strategies of each Fund.

Acquired Fund	Acquiring Fund

In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the investment manager and one or more sub-advisers, in percentages determined at the discretion of the investment manager. The investment manager and sub-advisers implement both fundamentally and technically driven strategies. The allocation amongst these strategies will vary over time in response to changing market opportunities. These strategies may include, without limitation, opportunistic equity and fixed-income, multi-strategy fixed-income and arbitrage strategies that invest in different asset classes, securities and derivative instruments. There is no limit on the duration, maturity or credit quality of any investment in the Fund’s portfolio.

The Fund may also invest in private investment funds that invest or trade in a wide range of securities.

The Fund’s investments in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) will be limited to no more than 15% of the fund’s net assets.

The Fund may invest in sub-investment grade debt securities or “junk” debt securities and non-rated debt securities. These investments could constitute a material percentage of the Fund’s holdings at any given point in time.

In addition, the Fund may invest up to 25% of its net assets in bank loans and participations, including first-lien, second-lien and unitranche loans. “Unitranche” loans are loans that combine senior and subordinated debt into one loan under which the borrower pays a single interest rate intended to reflect the relative risk of the secured and unsecured loan components.

In pursuing its investment objective, the Fund invests primarily in debt issued by financial institutions, including subordinated debt (“sub-debt”), unrated debt, senior debt and high yield securities, focusing on those in the U.S. community bank sector. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. The Fund will, under normal circumstances, invest at least a majority of its net assets plus the amount of any borrowings for investment purposes in securities issued by U.S. community banks.

To a lesser extent, but up to 50% of the Fund’s net assets plus the amount of any borrowings for investment purposes, under normal circumstances, the Fund may also invest in similar securities of other U.S. and foreign financial services companies that are not U.S. community banks and may be of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, insurance companies and financial holding companies. Together with U.S. community banks, these types of companies are referred to as financial institutions.

The Fund will, under normal circumstances, invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in securities of such financial institutions (measured at the time of purchase).

The Fund also will target at least 80% of the Fund’s net assets plus the amount of any borrowings for investment purposes in debt issued by Federal Deposit Insurance Corporation (“FDIC”) insured institutions that accept deposits and any holding company of such institutions (“depository institutions”), which includes community bank debt and securitizations of community bank debt. The Fund will, under normal circumstances, invest at least 50% of its depository institution debt investments in debt investments rated investment grade by Standard & Poor’s Rating Group (“S&P”) or of equivalent quality rating by another Nationally

Acquired Fund	Acquiring Fund

The Fund may invest in bank loans and participations of any credit quality, maturity or duration. Some of the bank loans may be leveraged loans.

The Fund may also leverage its investments by “borrowing.” The investment manager and/or sub-advisers may cause the fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. When the Fund is engaged in borrowing, the amount of fees paid to the investment manager for management services will be higher than if the Fund did not engage in borrowing because fees are calculated based on the Fund’s managed assets, which include assets purchased with leverage.

Borrowing will be limited to 33.33% of the Fund’s assets (50% of its net assets).

The Fund may invest directly in foreign securities, including those from emerging markets.

The Fund’s allocation to these various security types, various asset classes and various market types will vary over time in response to changing market opportunities.

The Fund may invest a material portion of its assets in foreign securities. It is not anticipated that investments in emerging markets will constitute a significant portion of the Fund’s investments.

Recognized Statistical Ratings Organization, or if unrated, considered by the adviser to be of comparable quality based on the adviser’s internal quantitative models. A significant portion of the Fund’s assets may be invested in investments rated below investment grade or that are unrated, including subordinated notes (commonly referred to the “residual” or “equity” tranche) in securitizations of community bank debt.

The Fund will, under normal circumstances, invest no more than 5% of its depository institution investments in any one depository institution.

The Fund may incur leverage to the extent permitted by the 1940 Act.

The Fund will, under normal circumstances, invest no more than 30% of its net assets plus the amount of any borrowings for investment purposes in securities issued by non-U.S. issuers.

The Fund will, under normal circumstances, invest no more than 5% of its depository institution investments in any one depository institution.

The Fund’s portfolio will be deemed to be a non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund. Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in the group of industries related to banks and diversified financials.

The Fund may invest indirectly in securities issued by community banks and other banking-related businesses through Structured Products and credit derivatives. In particular, the Fund may invest in equity and junior debt tranches of community bank debt securitizations and other asset-backed securities and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other banking-related businesses (“Structured Products”). The Fund may also invest in other securities and instruments that are related to these Structured Products or that the Adviser believes are consistent with the Fund’s investment objective, including senior debt tranches of community bank debt securitizations. These indirect investments provide exposure to and focus on the same types of direct investments that the Fund makes in community banks and banking-related businesses and, accordingly, the Fund’s investments in Structured Products and credit derivatives that provide exposure to community banks and other banking-related business are considered an investment in financial institutions. The Fund uses such instruments to seek to complement its overall strategy and enhance the diversity of its holdings.

Acquired Fund	Acquiring Fund

The Fund does not have a policy to target a particular average maturity or duration and may invest in bonds of any maturity or duration. Maturity refers to the length of time until a bond’s principal is repaid with interest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore, the Fund’s exposure to changes in interest rates.

The Fund may incur leverage to the extent permitted by the 1940 Act. The Fund may invest in restricted securities.

Although the Fund normally seeks to invest substantially all of its assets in securities of financial institutions, the Fund reserves the ability to invest up to 20% of its assets in other types of securities and instruments (measured at the time of purchase). Additionally, the Fund may take temporary defensive positions that are inconsistent with its investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Fund does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.

The Fund may invest without limitation in securities (e.g., non-investment grade sub-debt and junior debt tranches of Structured Products) that are illiquid and expects that a substantial portion of its assets will be illiquid. The Fund may also invest in restricted securities.

Additional Information Regarding the Investment Strategies and Investment Process of the Acquiring Fund

Community Banking Sector Focus

The Acquiring Fund intends to pursue its investment objective by investing principally in public and privately-held community banks located throughout the United States. The Fund generally considers a “community bank” to mean banks, savings associations and their holding companies with less than $30 billion in consolidated assets that serve local markets. As of September 30, 2019, the community banking sector is a highly fragmented $3.5 trillion sector, comprised of over 5,200 banks located throughout the United States, including underserved rural, semi-rural, suburban and other niche markets. Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities. As a result, Angel Oak believes that community banks frequently have a better understanding of the local businesses they finance than larger banking organizations. Many of these community banks are well established, having been in business on average for more than 75 years, and having survived many economic cycles, including the most recent financial crisis. The Fund intends to direct investments in numerous issuers differentiated by asset sizes, business models and geographies. To a lesser extent, the Fund may also invest in similar securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies brokerage and advisory firms, insurance companies and financial holding companies.

There are various federal statutes that regulate community banks and U.S. banking institutions in general, including, the Bank Holding Company Act of 1956, the Federal Deposit Insurance Act, the Federal Reserve Act, the National Bank Act, the Home Owners’ Loan Act of 1933 (the “HOLA”), the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the 1940 Act. These federal statutes have been amended, often materially, over the years and may continue to be amended in the future, and the consequences of such future amendments may be materially adverse to the Fund’s investments or the financial services industry in general. In addition to these various federal statutes, federal regulatory agencies, including among others the Federal Reserve Board, the Office of the Comptroller of the Currency (the “OCC”), the FDIC and the CFPB, together in certain cases with state banking regulatory agencies (individually, a “Regulatory Agency” or, collectively, the “Regulatory Agencies”), have adopted regulations and guidelines which are subject to interpretation, and which continue to be amended and revised and such amendments and revisions or a change in interpretation of existing regulations or guidelines may be materially adverse to the Fund’s portfolio companies or the group of industries related to banks and diversified financials in general. Much of the regulatory framework that has been developed is intended to protect depositors, the FDIC and the banking system in general and, as such, shareholders in such regulated institutions may be disadvantaged, in some cases materially, by amendments and revisions to such statutes, regulations or guidelines, or interpretations thereof, or by the enforcement of such statutes and regulations by Regulatory Agencies.

Market Opportunity

In the wake of the economic recession that began in 2007, the banking system underwent a transformation in which banks became more stable due to higher capital requirements and increased regulatory oversight. The community banking space was one of the worst hit sectors during the crisis. Several hundred banks failed and many others were forced to merge into larger or stronger banks. Since then, the regulatory agencies have worked hard to strengthen the community banking sector to prevent the same thing from occurring again. Increased capital requirements, stricter underwriting standards, and enhanced regulatory oversight are just a few examples of how the community banking sector has changed in the past decade. In contrast to the broader corporate sector, where leverage has steadily increased to record levels, the banking sector as of September 30, 2019 has increased equity capital by more than a third since 2007.

Although prior to the financial crisis bank default rates were relatively low, Angel Oak believes that banks in the wake of the financial crisis and continuing today are potentially more stable due to higher capital “buffers,” increased regulatory oversight and scrutiny, and enhanced loan underwriting standards.

At the same time as banks became more stable, there was significant consolidation in the banking industry, and the number of FDIC insured financial institutions in the U.S. has continued to decline. The number of commercial banks in the United States has been steadily declining for decades, and this trend is expected to continue given the many incentives that exist for community banks to acquire or merge with other institutions. Larger banks have continued to acquire smaller banks in an effort to boost profitability over the past few years. Economies of scale may be realized by larger institutions, which generally result in lower cost structures and improved efficiency ratios. Many smaller banks have found that the substantial increases in compliance costs associated with federal and state regulatory requirements have severely diminished the value of their business model.

Consequently, many of these banks are not meeting earnings targets and are up for sale. Acquirers are usually larger institutions, healthy enough to receive the necessary regulatory approval to engage in merger or acquisition activity.

This industry consolidation generally has had a favorable impact on the value of community bank sub-debt, especially those debt securities issued by smaller institutions, which tend to be acquired by larger and stronger banks. In most merger/acquisition scenarios the acquirer assumes the liabilities and continues to service any outstanding debt of the acquired institution. The outcome is often an upgrade in the overall perceived credit quality of the debt, leading to price appreciation. Angel Oak believes the need for scale in the banking industry will drive further consolidation.

Going forward, the potential for less regulation of banks in the long term and higher interest rates in the near term could have a positive impact on bank earnings, especially for regional and community banks. Regulatory relief in the community banking sector would bring cost savings and enhanced efficiencies. Furthermore, as interest rates rise, a bank’s assets, particularly the assets of smaller banks, tend to reprice upward faster than its liabilities, resulting in an increased net interest margin. Angel Oak believes that these factors may contribute to further spread tightening on sub-debt in the future.

Investment Opportunities

The primary market for new debt issuance for depository financial institutions is about $100 billion annually. New issuance for banks with less than $30 billion in assets, the segment Angel Oak finds most attractive, is expected by Angel Oak to reach approximately $4 to $6 billion in 2020. Angel Oak believes it can find attractive opportunities in banks at the smaller end of the asset size spectrum that are issuing unrated debt. Community bank sub-debt typically provides a high relative coupon.

Community banks are looking to raise capital to fund organic growth, potential consolidation activity, and refinance legacy government programs such as the Troubled Asset Relief Program (“TARP”) and the Small Business Lending Fund (“SBLF”). Prior to the financial crisis (2000-07), community banks issued $70 billion in trust-preferred securities (“TruPS”) to meet capital requirements for growth and general corporate purposes. Following the financial crisis, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) limited bank holding companies’ ability to use TruPS and other hybrid capital instruments and placed restrictions on TruPS being considered Tier 1 capital. Bank sub-debt is considered Tier 2 capital, but most community banks do not have senior debt. During and after the financial crisis, many community banks issued debt to the U.S. Treasury in the TARP and SBLF programs. Now, most community bank TARP and SBLF issuances are beginning to reset to higher rates, incentivizing community banks to refinance.

Angel Oak believes there is an opportunity to identify community bank securities that will provide compelling risk-adjusted returns on an absolute basis. In addition, Angel Oak believes these investments have the potential to provide returns that are more attractive relative to other opportunities in corporate credit.

Unrated debt securities, in particular sub-debt, in which the Fund expects to focus its investments are typically issued by banks at the smaller end of the asset size spectrum. Angel Oak believes there is an opportunity for capital appreciation on unrated deals because the lack of coverage and ratings from the rating agencies creates an opportunity for excess risk-adjusted spread. Smaller banks tend to have less complex business models and can generally focus on lending in their communities as opposed to being involved in various noncore activities or lending outside of their footprint. Angel Oak also believes the potential exists to utilize reverse inquiry to gain access to attractive opportunities under the radar of major dealers and other investors in the space.

Angel Oak believes its strong reputation and the deep relationships it has and individual members of its investment team have with issuers, underwriters, financial intermediaries and sponsors will support Angel Oak’s execution of its investment strategy. This segment of the finance sector is typically very difficult for retail investors to access. The dislocation in the space may result in higher returns.

The Investment Process

Idea generation. Angel Oak’s portfolio managers utilize various data sources to generate investment ideas. Most of the “idea generation” and sourcing of potential alpha opportunities is driven by internal research and analysis (“alpha” refers to excess returns relative to a benchmark). In addition, portfolio managers and analysts regularly monitor market conditions, trade flows and trade execution. Active market participation provides a strong understanding of current market trends, which leads to formation of immediate views on the relative value of investment opportunities within the structured fixed income markets, thus generating new investment ideas in real time.

Angel Oak’s investment committee meets frequently to discuss strategies in the context of current market events and their impact on the Fund, and existing approaches to each strategy are affirmed or altered based on these discussions. Angel Oak makes its investment decisions based on its view of macroeconomic (i.e., large-scale, economy-wide) trends as well as by identifying opportunities in the capital markets it believes are providing the greatest relative value.

Research. Angel Oak uses a combination of proprietary fundamental and quantitative research to analyze opportunities. Fundamental analysis involves evaluating the value of an instrument based on the issuer’s financial profile, management and other considerations, while quantitative analysis refers to a data-oriented analysis of financial information, market trends and other factors. This discipline is conducted from a bottom-up (i.e. opportunity-by-opportunity) perspective. The research team’s risk modeling analysis provides a granular focus on seeking to mitigate credit risk.

Scenario analysis is conducted to help portfolio managers understand how an individual security would perform under a range of economic and capital market conditions. Scenario analysis is completed by applying multiple interest rate, credit and cash flow assumptions. Once the critical factors for individual security selection have been evaluated, a recommendation is made. Angel Oak also makes use of various third-party analytical systems and uses proprietary models to confirm or eliminate results of non-proprietary models. Portfolio managers and analysts merge the outputs of these analytical models with their own views on future market and economic conditions to generate more qualified pre-purchase assumptions.

Portfolio construction. Angel Oak will construct the portfolio investments in two ways. First, Angel Oak will participate in the primary market via a syndicated transaction brought to market by a broker/dealer specializing in the banking sector. These deals have the potential to trade for higher prices in the secondary market and may allow the Fund to generate secondary trading profits. Second, Angel Oak will source transactions in the secondary market. Although this may be infrequent, Angel Oak believes it is well suited to take advantage of opportunities in the secondary market.

Angel Oak will use fundamental analysis based on publicly available information to refine the pipeline of potential issuers. Angel Oak will look for healthy, well capitalized institutions with a history of sound performance. Angel Oak is not interested in banks that are attempting to fill a capital hole or address their asset quality challenges. Rather, Angel Oak will look for those well capitalized institutions where capital can be utilized strategically.

Portfolio Composition

The Fund’s portfolio will consist primarily of:

Subordinated debt, senior debt and preferred securities of banks and diversified financial companies

Subordinated debt securities, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank. Many subordinated debt securities may be unrated and some may be considered high-yield securities or “junk bonds.” Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities, as well as issuer-specific and market risks applicable generally to equity securities. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.

Community bank subordinated debt securities and Structured Products collateralized by such securities typically have floating or variable interest rates based on the London Inter-bank Offered Rate (“LIBOR”), or may have a fixed coupon for a period of years and then convert to a floating rate, and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate.

High yield securities

The Fund may invest up to 50% of its net assets plus the amount of any borrowings for investment purposes in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high-yield” securities (also known as “junk bonds”) will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by Angel Oak to be of comparable quality. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of the Fund’s net assets plus the amount of any borrowings for investment purposes may be invested in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

Structured Products

The Fund may invest in certain Structured Products, including community bank debt securitizations. The risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product in which the Fund invests. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, Structured Products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in Structured Products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results. The senior and junior tranches of Structured Products collateralized by community bank debt securitizations typically have floating or variable interest rates based on LIBOR and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate.

Subordinated/equity tranches of Structured Products. The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on LIBOR.

Derivatives

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also invest in swaps, including total return swaps and credit default swaps, options and warrants. The Fund will, under normal circumstances, invest no more than 25% of its net assets plus the amount of any borrowings for investment purposes in derivative instruments, excluding derivative instruments used for hedging purposes.

International securities

The Fund may invest up to 30% of its net assets plus the amount of any borrowings for investment purposes in the securities of non-U.S. issuers, including direct investments in companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets. The Fund intends to invest in securities of companies in developed markets. The Fund is not limited in the amount of assets it may invest in such international securities.

Convertible securities

The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period.

Common and preferred stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Trust preferred securities

The Fund may invest in TruPS, which are securities that are typically issued by banks and other financial institutions that combine the features of corporate debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued by banks and other financial institutions, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of those banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

Additional Information Regarding the Investment Strategies and Investment Process of the Acquired Fund

Vivaldi Asset Management, LLC (“Vivaldi”) seeks to achieve the Acquired Fund’s investment objective by delegating the management of a portion of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisers”) and may manage a portion of the Fund’s assets directly. Vivaldi maintains primary responsibility for allocating Fund assets to the Sub-Advisers and from time to time will select and determine the percentage of Fund assets to allocate to each Sub-Adviser. While Vivaldi delegates a portion of the day-to-day management of the Fund’s assets to a combination of Sub-Advisers, Vivaldi retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. Vivaldi may exercise its discretion to manage a portion of Fund assets directly to hedge or to modify the Fund’s exposure to a particular investment or market-related risk created by a Sub-Adviser, to invest the Fund’s assets pending allocation to a Sub-Adviser, or to establish positions in securities and strategies it deems appropriate for meeting the Fund’s investment objective. Vivaldi may, from time to time, reallocate the Fund’s assets among itself and the Sub-Advisers.

Vivaldi and Sub-Advisers implement both fundamentally and technically driven strategies. The allocation amongst these strategies will vary over time in response to changing market opportunities. These strategies may include, without limitation, opportunistic equity and fixed income, multi-strategy fixed income and arbitrage strategies that invest in different asset classes, securities, and derivative instruments, as discussed below. These strategies seek to target attractive absolute returns. These strategies may exhibit different degrees of volatility, as well as changes in relative value, currency, and interest rate markets. Vivaldi and Sub-Advisers seek to have diversifying characteristics including lower correlation to market risk factors than traditional equity and fixed income strategies.

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Opportunistic: Vivaldi and Sub-Advisers can invest globally, long or short, in stocks of companies of any size or market capitalization, and/or in government and corporate bonds, other fixed income securities and fixed or floating rate bank loans and participations. They may also invest in derivatives either to manage risk or to enhance return. Vivaldi and Sub-Advisers may employ a bottom-up analysis for individual security selection, and/or a top-down approach to capital allocation amongst various asset classes, while employing risk management strategies designed to mitigate downside risk.

•

Closed-End Fund Arbitrage: Vivaldi and Sub-Advisers may seek to derive value from the discount and premium spreads associated with closed-end funds, which involves investments in closed-end funds, open-end funds, private funds, exchange-traded funds and business development companies.

•

Merger Arbitrage: Vivaldi and Sub-Advisers may seek to generate returns by transacting in the stock of companies involved in significant corporate events, such as mergers and acquisitions, to capitalize on potential arbitrage opportunities. This strategy may involve investments in publicly-traded common stock and preferred stock of such companies as well as short sales involving the stock of certain such companies and the use of derivative transactions, such as options, index futures, forwards and swaps, for hedging purposes.

•

Convertible/Credit Arbitrage: Vivaldi and Sub-Advisers may seek to profit from perceived pricing inefficiencies between a convertible security and its underlying stock, mispricing of a convertible security relative to other securities in an issuer’s capital structure, and potential opportunities as a result of significant corporate events, such as mergers, acquisitions, reorganizations, covenant violations or balance sheet restructurings.

•

Multi-Strategy Fixed Income: Under this strategy the Fund may invest in asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans, residential and commercial real estate and other forms of securitized debt, including fixed or floating rate bank loans and participations. The Fund’s allocation of its assets into various asset classes within the asset-backed fixed income market will depend on the views of Vivaldi and Sub-Advisers as to the best value relative to what is currently presented in the market place. Certain of the Fund’s portfolio managers lead a team of sector specialists responsible for researching opportunities within their sector and making recommendations to those portfolio managers. In selecting investments, Vivaldi and Sub-Advisers may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. Vivaldi and Sub-Advisers may sell investments if it is determined that any of the mentioned factors have changed materially from the initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk. From time to time, the Fund may allocate a portion of its assets so as to focus on particular types of asset-backed fixed income securities. Under the Multi-Strategy Fixed Income strategy, Vivaldi and Sub-Advisers analyze a variety of additional factors when selecting investments for the Fund, such as collateral quality, credit support, structure and market conditions. Vivaldi and Sub-Advisers attempt to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. Vivaldi and Sub-Advisers will also seek to invest in securities that have relatively low volatility. Vivaldi and Sub-Advisers seek to limit risk of principal by targeting assets that they consider undervalued.

The Fund invests in a wide range of U.S. and non-U.S. publicly traded and privately issued or negotiated securities (securities for which the price is negotiated between private parties) including, but not limited to, equity securities, fixed-income securities, interests in private funds, currencies and derivatives. The Fund may invest directly in foreign securities, including those from emerging markets. The Fund’s allocation to these various security types, various asset classes and various market types will vary over time in response to changing market opportunities. The Fund may invest a material portion of its assets in foreign securities. It is not anticipated that investments in emerging markets will constitute a significant portion of the Fund’s investments.

The Fund may also invest in collateralized loan obligations (“CLOs”), which are backed by a pool of corporate debt. CLOs are similar to collateralized mortgage obligations (“CMOs”) but differ as to the type of underlying loan. The Fund may invest in non-agency, residential mortgage-backed securities (“RMBS”). Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. When selecting RMBS investments for the Fund under the Multi-Strategy Fixed Income strategy, Vivaldi and Sub-Advisers intend to focus on RMBS that are collateralized by pools of Prime or Alt-A mortgages and that are seasoned (i.e., have a history of timely payments). (These securities are also known as CMOs).

Prime mortgage loans may be either “agency” or “non-agency.” Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are sponsored by private companies other than government sponsored enterprises (sometimes referred to as “private label paper”).

Additionally, the Fund may invest up to 25% of its net assets in bank loans and participations, including first-lien, second-lien and unitranche loans. The Fund may invest in bank loans and participations of any credit quality, maturity or duration. The bank loans and participations in which the Fund will invest may have fixed or floating interest rates, may be senior or subordinated, may be levered loans, and may be rated below investment grade or unrated. The Fund may invest in bank loans through assignments (whereby the Fund assumes the position of the lender to the borrower) or loan participation (whereby the Fund purchases all or a portion of the economic interest in a loan). “Unitranche” loans are loans that combine both senior and subordinate debt into a single loan under which the borrower pays an interest rate intended to reflect the relative risk of the secured and unsecured components of the loan.

The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. The Fund’s investments in private investment funds will be limited to no more than 15% of the Fund’s net assets.

The Fund may also invest in the securities of other investment companies.

For either investment or hedging purposes, certain Sub-Advisers may invest substantially in a broad range of derivative instruments, including structured products, swaps (including credit default swaps), futures and forward contracts, and options. The Sub-Advisers may be highly dependent on the use of futures and other derivative instruments, and to the extent that they become unavailable, this may limit a Sub-Adviser from fully implementing its investment strategy. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Fund’s investment objective. The Fund may also invest in repurchase agreements and reverse repurchase agreements.

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Vivaldi and Sub-Advisers invest based upon their belief that the securities have a strong appreciation potential (long investing, or actually owning a security) or potential to decline in value (short investing, or borrowing a security from a broker and selling it, with the understanding that it must later be bought back and returned to the broker). The Fund sells (or closes a position in) a security when Vivaldi or a Sub-Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Sub-Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Sub-Adviser’s assessment criteria; or (4) for other portfolio management reasons.

Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Adviser is subject to the oversight of Vivaldi, Vivaldi does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

Vivaldi and the Sub-Advisers may invest in equity securities of any market capitalization without limitation as to types of industries and sectors in which it may invest. Vivaldi and Sub-Advisers may also invest in government and corporate bonds and other fixed income securities, futures and other derivative instruments, closed-end funds and other investment vehicles, convertible securities and other securities and investment products as described more fully herein.

Percentage limitations described are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio investments.

Investment Process

Vivaldi looks to identify skilled investment advisory firms to serve as Sub-Advisers to the Fund. Vivaldi selects Sub-Advisers who satisfy a stringent selection process which may include, but is not limited to: ability to produce attractive long-term, risk-adjusted investment results; ability to manage risks; ability to perform well in markets where investment conditions are difficult; and operational competence. Vivaldi also considers additional criteria including, but not limited to: relevant investment management experience; the degree to which a specific Sub-Adviser’s investment style complements and balances the Fund’s portfolio with respect to the strategies employed by other Sub-Advisers; the quality of the Sub-Adviser’s organization; and the ability of a Sub-Adviser to consistently and effectively apply its investment approach.

Vivaldi allocates to each Sub-Adviser a portion of the Fund’s assets to invest. The Sub-Advisers invest in the securities described above based upon their respective investment strategies. Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Adviser is subject to the oversight of Vivaldi, Vivaldi does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Fund sells (or closes a position in) a security when Vivaldi or Sub-Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if Vivaldi’s or Sub-Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in Vivaldi’s or Sub-Adviser’s assessment criteria; or (4) for other portfolio management reasons.

When adverse market, economic, political or other conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Distribution Information

The Acquired Fund and the Acquiring Fund currently pay a monthly distribution of $0.11683 per share and $0.11770 per share, respectively. The Combined Fund would pay a monthly distribution of $0.11770 per share.

Based on each Fund’s NAV price as of December 31, 2019, the exchange ratio at which common shares of the Acquired Fund would have converted to common shares of the Combined Fund is 0.69 (i.e., assuming the Reorganization was consummated following the market close on December 31, 2019, an Acquired Fund shareholder would have received 0.69 shares of the Combined Fund for each Acquired Fund share held).

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization so there is no gap in distribution payments. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and make monthly distributions to shareholders.

Leverage

The Funds may use leverage to the extent permitted by the 1940 Act. The Funds’ strategies relating to its use of leverage may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than it would otherwise be. There can be no guarantee that the Funds will leverage their assets or, to the extent the Funds utilize leverage, what percentage of their assets such leverage will represent.

As of January 14, 2020, the Funds had aggregate financial leverage from borrowings as a percentage of their total assets as follows:

Leverage Ratio
Acquired Fund	30.71%
Acquiring Fund	24.92%

If the Reorganization had occurred on January 14, 2020, the leverage ratio for the Combined Fund would have been 26.50%.

Fees and Expenses Table

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization. The pro forma combined information for the Combined Fund is as of December 31, 2019.

Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, shareholders of the Acquired Fund would be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

Pro Forma
	Acquired Fund	Acquiring Fund	Combined Fund
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None

Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Management Fees(1)	1.94%	1.50%	1.50%

Interest Expense(2)	0.63%	0.66%		0.66%
Dividend and Interest Expense on Short Sales	0.37%	0.00%		0.00%
Acquired Fund Fees and Expenses	0.83%	0.00%		0.00%
Other Expenses	0.72%	0.48%		0.35%
Total Annual Operating Expenses	4.49%	2.64	%(3)	2.51	%(3)

(1)

The contractual advisory fees of the Acquired Fund, the Acquiring Fund and the Combined Fund are 1.40%, 1.35% and 1.35%, respectively, of each Fund’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”). The advisory fee percentage calculation assumes the use of leverage by each Fund as discussed in note 2 below.

(2)

For the fiscal year ended March 31, 2019, the Acquired Fund had approximately $16,907,060 in average daily borrowings outstanding under the Borrowing Agreement (representing approximately 14.91% of the average daily value of the Acquired Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 2.98%.

For the period ended December 31, 2019, the Acquiring Fund had approximately $40,687,532 in average daily borrowings outstanding under the Borrowing Agreement (representing approximately 15.91% of the average daily value of the Acquiring Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 3.25%.

For the period ended December 31, 2019, the Combined Fund is estimated to have approximately $58,733,028 in average daily borrowings outstanding under the Borrowing Agreement (representing approximately 14.91% of the average daily value of the Combined Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 3.25%. There can be no assurances that the Combined Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Combined Fund borrows will not change, or that the Combined Fund’s use of leverage will be profitable. The expenses shown under “Interest Expense” for the Combined Fund in the table above includes the expected interest expense on the maximum amount to which the Combined Fund intends to borrow during the next (12) twelve months and reflects the fact that the Combined Fund currently intends during the next twelve (12) months to issue preferred shares, the cost of which to the Combined Fund will vary depending upon, among other factors, changes in short-term interest rates.

(3)

Angel Oak has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Acquiring Fund’s and Combined Fund’s Total Annual Fund Operating Expenses to 0.25% of the Acquiring Fund’s and Combined Fund’s Managed Assets (the “Expense Limit”) through at least May 31, 2020 (the “Limitation Period”). The Expense Limit may be eliminated at any time by the Board of Trustees of the Acquiring Fund and the Combined Fund, on behalf of the Acquiring Fund and the Combined Fund, upon 60 days’ written notice to Angel Oak. Prior to the end of the Limitation Period, the Expense Limit may not be terminated by Angel Oak without the consent of the Board of Trustees of the Acquiring Fund and the Combined Fund. The contractual waiver and/or reimbursement by Angel Oak with respect to the Acquiring Fund and Combined Fund is subject to repayment by the Acquiring Fund and the Combined Fund within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Acquiring Fund and the Combined Fund are able to make the repayment without exceeding the expense limitations described above or the expense limitation in effect at the time of the reimbursement (whichever is lower).

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. The example set forth below assumes shares of each Fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$45	$136	$227	$461
Acquiring Fund	$25	$81	$139	$296
Pro Forma Combined Fund	$24	$77	$133	$284

Principal Risks

The principal risks of the Funds are significantly different. Although both Funds are subject to similar fixed-income risks, new fund risk, and general markets risks, the Funds’ risks also differ in many regards on account of different investment objectives and strategies. Each Fund is non-diversified and is subject to the risks associated with being non-diversified. Additionally, the Acquiring Fund concentrates in the group of industries related to banks and diversified financials. The Acquired Fund and the Acquiring Fund may share similar risks, but describe them differently. Each of the principal investment risks of the Funds is summarized below.

Principal Risks	Acquired Fund	Acquiring Fund
Additional risks of asset-backed securities, CDOs and CLOs/Collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”)/Structured Products risk	X	X
A portion of distributions paid to fund shareholders may be a return of capital risk	X

Banks and diversified financials concentration risk (asset quality and credit risk; capital risk; earning risk; management risk; litigation risk; market risk; monetary policy risk; competition; regulatory risk)

X
Bank debt transactions	X
Bonds and other fixed income securities/Fixed-income instrument risks	X	X
Borrowing, use of leverage risk/Leverage risk	X	X
Closed-end fund risks/Sales of substantial amounts of fund shares in the public market risk	X	X
Complexity of quantitative trading strategies; reliance on technology	X
Conflicts of interest risk		X
Convertible securities risk	X	X
Counterparty credit risk	X
“Covenant-lite” loans risk	X
Credit default swaps	X
Credit risk/General credit risks	X	X
Cybersecurity risks		X
Default risk	X
Derivatives risks (futures, options, swaps)	X	X
Distressed securities	X
Distributions risk		X
Equity risk		X
Equity securities	X
Extension risk	X	X
Floating or variable rate securities risk		X
Foreign currency transactions	X
General market risk/General economic and market conditions	X	X
High-yield securities risk/Low credit quality securities	X	X
Highly-volatile markets	X
Illiquid securities risk/Illiquid portfolio investments	X	X
Interest rate risk	X	X
International securities risk/Non-U.S. investments	X	X
Large investors risk		X
LIBOR risk		X
Limited investment opportunities risk		X
Limited operating history risk	X	X
Limited liquidity risk	X
Limited term risk		X
Liquidity and valuation risks/Valuation risk	X	X
Management risk		X
Market discount risk/Market price of shares	X	X
Maturity and duration risk		X
Merger arbitrage and special situations risk	X

Principal Risks	Acquired Fund	Acquiring Fund
Mortgage loans	X
Mortgage-backed and asset-backed securities risks	X
Multi-manager risk	X
Non-diversification risks	X	X
Non-qualification as a regulated investment company/Risks relating to the Fund’s RIC status	X	X
Other investment companies risks	X	X
Portfolio turnover risk	X	X
Prepayment risk	X	X
Private investment fund risk	X
Purchasing initial public offerings	X
Rating agencies risk	X	X
Regulatory and legal risks	X	X
Repurchase and reverse repurchase agreement risks	X	X
Rights and warrants	X
Risks of securities activities	X
Secured and first-lien loan risk	X
Securities believed to be undervalued or incorrectly valued	X
Senior debt, subordinated debt and preferred securities of banks and diversified companies risk		X
Short positions	X
Small-Capitalization Issuers	X
Special purpose acquisition companies risk	X
Tax risk/Uncertain tax treatment risk	X	X
Trust preferred securities risk		X
Underlying fund risk	X
Unitranche loans risk	X
Unrated securities risk		X
U.S. Government securities risk	X	X

Principal Risks of Investing in the Acquiring Fund

Banks and diversified financials concentration risk

Companies in the group of industries related to banks and diversified financials are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the group of industries related to banks and diversified financials, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the industries as a whole cannot be predicted. The Acquiring Fund’s emphasis on community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns than larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the group of industries related to banks and diversified financials more severely than those of investments outside these industries, including the risks associated with companies that operate with substantial financial leverage. Companies in the group of industries related to banks and diversified financials may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Insurance companies are subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions failed during that time, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value.

The group of industries related to banks and diversified financials is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Risks specific to the bank and diversified financial group of industries also may include:

Asset quality and credit risk.    When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract. The companies in which the Fund will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale. Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments). This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans. As is the case with any such assessments, there is always the chance that the financial institutions in which the Fund invests will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify. Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings. Poor asset quality can also affect earnings through reduced interest income which can impair a bank’s ability to service debt obligations or to generate sufficient income for equity holders. Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets. The Fund will not have control over the asset quality of the financial institutions in which the Fund will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on the Fund’s investments.

Capital risk.    A bank’s capital position is extremely important to its overall financial condition and serves as a cushion against losses. U.S. banking regulators have established specific capital requirements for regulated banks. Federal banking regulators proposed amended regulatory capital regulations in response to the Dodd-Frank Act and the international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (“Basel III”) protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The regulatory provisions under which the regulatory authorities act are intended to protect depositors. The deposit insurance fund and the banking system are not intended to protect shareholders or other investors in other securities issued by a bank or its holding company. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on the Fund’s investments.

Earnings risk.    Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to shareholders. The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution’s earnings to volatility in interest rates. The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects. Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks. Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution’s near term obligations. Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair the Fund’s investments.

Management risk.    The ability of management to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Depending on the nature and scope of an institution’s activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks. The Fund will not have direct or indirect control over the management of the financial institutions in which the Fund will invest and, given the Fund’s long-term investment strategy, it is likely that the management teams and their policies may change. The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which the Fund invests, may have an adverse impact on the Fund’s investment.

Litigation risk.    Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high. Substantial legal liability or significant regulatory action against the companies in which the Fund invests could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects. Legal liability or regulatory action against the companies in which the Fund invests could have material adverse financial effects on the Fund and adversely affect the Fund’s earnings and book value.

Market risk.    The financial institutions in which the Fund will invest are directly and indirectly affected by changes in market conditions. Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities and derivatives of the financial institutions in which the Fund will invest. Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, and changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which the Fund will invest as well as adverse effects on the Fund’s results from operations and overall financial condition.

Monetary policy risk.     Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions. There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment. Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions. Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.

Competition.    The group of industries related to banks and diversified financials, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase. Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services. The group of industries related to banks and diversified financials has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions. The majority of financial institutions in which the Fund will invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital. Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions. It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which the Fund invests.

Regulatory risk.    Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding, their ability to operate and the value of the Fund’s investments. Changes to these regulations could have an adverse effect on their operations and operating results and the Fund’s investments. The Fund expects to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on the Fund’s investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to the Fund’s investments. Ownership of the stock of certain types of regulated banking institutions may subject the Fund to additional regulations. Investments in banking institutions and transactions related to the Fund’s investments may require approval from one or more regulatory authorities. If the Fund were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Fund would be subject to certain restrictions and regulations.

Closed-end fund risks

The Fund is a non-diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Shares of the Fund may trade at a discount to the Fund’s NAV.

Conflicts of interest risk

There are significant and potential conflicts of interest that could impact the Fund’s investment returns, including the potential for portfolio managers to devote unequal time and attention to the management of the Fund and any other accounts managed; identify a limited investment opportunity that may be suitable for more than one client; and acquire material non-public information or otherwise be restricted from trading in certain potential investments. While the Fund generally may not purchase Structured Products sponsored by the Adviser or its affiliates directly from the issuer thereof, the Fund may, under certain circumstances, purchase Structured Products sponsored by the Adviser or its affiliates from third parties in secondary market transactions. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder. To the extent that the Fund holds Structured Products sponsored by the Adviser or its affiliates, or holds Structured Products in which the Adviser or its affiliates also hold interests, certain conflicts of interest may arise. The Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Additionally, because the amount of fees paid to the Adviser for its services is based on Managed Assets, the fees paid to the Adviser will be higher if the Fund uses leverage, which may create an incentive for the Adviser to leverage the Fund or increase the Fund’s use of leverage.

Convertible securities risk

The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

Credit risk

Credit risk is the risk that securities owned by the Fund will decline in value or the issuer of a security owned by the Fund will not be able to make interest or principal payments on the security when due because the issuer of the security experiences a decline in its financial circumstances. Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.

Derivatives risks

The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index;

the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The derivative instruments and techniques that the Fund may principally use include:

Futures.    A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options.    If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps.    A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. In cases where the Fund is the writer, or seller, of a swap agreement, the segregated amount will be equal to the full, un-netted amount of the Fund’s contractual obligation (the “notional amount”).

Distributions risk

The Fund’s distributions may include a return of capital, thus reducing a shareholder’s cost basis in his or her Fund shares and reducing the amount of capital available to the Fund for investment and likely increasing the Fund’s expense ratio. A shareholder who receives a capital distribution may be subject to tax even though the shareholder has experienced a net loss on his or her investment in the Fund. Shareholders who periodically receive payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. A return of capital to shareholders is a return of a portion of their original investment in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.

Equity risk

The Fund’s investments in equity securities may subject the Fund to volatility and the following risks: (i) prices of stock may fall over short or extended periods of time; (ii) cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day; and (iii) individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a stock may prove to be wrong; and (vi) a decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

Extension risk

Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed-income instruments risks

Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a fund and, therefore, the Fund’s exposure to changes in interest rates. A fund with a negative average portfolio duration may increase in value when interest rates rise, and generally incurs a loss when interest rates decline. If an issuer calls or redeems an instrument held by a fund during a time of declining interest rates, the Fund might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates.

Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate instruments to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by its cash flow.

Floating or variable rate securities risk

Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

General market risk

The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the securities held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying securities to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its securities due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the securities of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a security may prove to be wrong; and (vi) a decline in investor demand for the securities held by the Fund also may adversely affect the value of the securities.

High-yield securities risks

Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of the Fund’s net assets plus the amount of any borrowings for investment purposes may be invested in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

Illiquid securities risks

It is expected that a substantial portion of the securities and instruments in which the Fund invests will not trade on any exchange and will be illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period. Liquidity risk may impact the Fund’s ability to meet Shareholder repurchase requests and as a result, the Fund may be forced to sell securities at inopportune prices.

Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities. Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities.

Interest rate risk

Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

International securities risks

Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund’s shares are not priced, NAV may change at times when the Fund’s shares cannot be sold.

Foreign banks and securities depositories at which the Fund holds its international securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Less information may be publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in non-U.S. countries may differ from U.S. accounting standards. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be more difficult to completely and accurately assess a company’s financial condition.

The volume of transactions on foreign stock exchanges is generally lower than the volume of transactions on U.S. exchanges. Therefore, the market for securities that trade on foreign stock exchanges may be less liquid and their prices may be more volatile than securities that trade on U.S. securities. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

Large investors risk

Ownership of shares of the Fund may be concentrated among certain institutional investors who purchase shares. The ownership of large numbers of shares of the Fund by one or more institutional investors could, depending on the size of such ownership, result in such investors being in a position to exercise significant influence on matters put to a vote of shareholders. Dispositions of shares by large investors could adversely impact the market price and premium or discount to NAV at which the shares trade. As a result of the concentration of a significant portion of the Fund’s outstanding shares among a limited number of investors and the applicable restrictions on resale, the trading volume of shares may be lesser than that of funds of a similar size whose shares are more widely held. As a result, there may be less secondary market liquidity for the shares, the shares may be subject to wider bid-ask spreads and the market price of the shares may fluctuate more sharply.

Leverage risk

The Fund presently utilizes leverage, but there can be no assurance that the Fund will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund uses leverage through borrowings from certain financial institutions and the use of reverse repurchase agreements. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions or derivatives that have the effect of leverage in an aggregate amount up to 40% of the Fund’s Managed Assets immediately after giving effect to the leverage. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 40% of the Fund’s Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased net investment income, but also creates risks for the holders of Shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s current income. This interest expense may be greater than the Fund’s current income on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Share dividends, but also creates special risks and considerations for holders of the Shares, including:

•	The likelihood of greater volatility of NAV, market price and dividend rate of the Shares than a comparable portfolio without leverage;

•	The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Shareholders;

•

The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Shares;

•

When the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interests;

•	Leverage increases operating costs, which will be borne entirely by the Shareholders and may reduce total return; and

•	Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage and is in the best interests of the Fund. To seek to manage any potential conflicts of interest that may arise in connection with its use of leverage, the Adviser will periodically review its performance and use of leverage with the Board.

If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

The Fund may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund’s Shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would have the right to elect two trustees of the Fund, voting separately as a class.

A decline in the Fund’s NAV could affect the ability of the Fund to make dividend payments. If the asset coverage for preferred shares or debt securities declines to less than two hundred or three hundred percent, respectively (as a result of market fluctuations or otherwise), the Fund may have to sell a portion of its investments at an inopportune time.

LIBOR risk

Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom (the “UK”), have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission (“CFTC”), the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. The effect of a phase out of LIBOR on U.S. community bank subordinated debt and other instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate utilized for community bank subordinated debt securities or other securities differs from that utilized for a Structured Product that holds those loans, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Structured Products generally contemplate a scenario where LIBOR is no longer available by requiring the Structured Product’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some Structured Products have included, or have been amended to include, language permitting the Structured Product’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events. However, not all Structured Products may adopt such provisions, nor can there be any assurance that Structured Products’ investment managers will undertake the suggested amendments when able. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

In the past, the level of three-month LIBOR has experienced significant fluctuations. Historical levels, fluctuations and trends of three-month LIBOR are not necessarily indicative of future levels. Any historical upward or downward trend in three-month LIBOR is not an indication that three-month LIBOR is more or less likely to increase or decrease at any time during a particular floating rate period, and historical levels of three-month LIBOR should not be taken into account as an indication of its future performance.

Limited investment opportunities risk

Certain markets in which the Fund may invest are extremely competitive for attractive investment opportunities and, as a result, there may be reduced expected investment returns. The market for debt issued by financial institutions, particularly those financial institutions in the U.S. community bank sector, is more limited than the market for other debt issuances. There can be no assurance that sufficient investment opportunities will be available. The Fund’s primary competitors in providing financing and capital to community banks include public and private funds, commercial banks, investment banks, correspondent banks, commercial financing companies, high net worth individuals, private equity funds and hedge funds. Some of the Fund’s competitors may be substantially larger than the Fund and may have access to greater financial, technical and marketing resources that the Fund. There can be no assurance that the Adviser will be able to identify or successfully pursue attractive investment opportunities in such environments. Among other factors, competition for suitable investments from other pooled investment vehicles and other classes of investors may reduce the availability of investment opportunities. Certain of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on the Fund as an investment company or to the source-of-income, asset diversification and distribution requirements the Fund intends to satisfy to qualify as a regulated investment company (“RIC”) under Subchapter M under the Internal Revenue Code of 1986, as amended (the “Code”). Certain competitors may also have higher risk tolerances or different risk assumptions, which could allow them to consider a wider array of investment opportunities than the Fund intends to consider. There has been significant growth in the number of firms organized to make investments similar to those which the Fund intends to make, which may result in increased competition to the Fund in obtaining suitable investments. Additionally, the Adviser may have to allocate the available investment opportunities between various other Funds and accounts managed by the Adviser with similar investment strategies. Such allocation decisions will be made subject to the Adviser’s Trade Aggregation and Allocation Policies and Procedures. There may also be competition to sell investments. If many investment funds that pursue similar strategies were forced to liquidate positions at the same time, market liquidity would be reduced, which may cause prices to drop, and volatility to increase and may exacerbate the losses of the Fund.

Limited operating history risk

The Fund is a newly organized, non-diversified, closed-end investment company with limited operating history. As a result, prospective investors in the Fund have limited track record or history for the Fund on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective.

Limited term risk

Unless the Fund completes a tender offer to all shareholders to purchase shares of the Fund at a price equal to the NAV per share on the expiration date of the tender offer (an “Eligible Tender Offer”) and converts to perpetual existence, the Fund will terminate on or about May 31, 2031 (the “Termination Date”). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date.

Because the assets of the Fund will be liquidated in connection with the termination, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Termination Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Termination Date approaches, and losses due to portfolio liquidation may be significant. During the wind-down period, beginning one year before the Termination Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective.

During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short-term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s termination also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to shareholders. In addition, the Fund’s purchase of tendered shares pursuant to a tender offer will have tax consequences for tendering shareholders and may have tax consequences for non-tendering shareholders. The purchase of shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering shareholders. All shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered shares. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered shares would not result in the Fund’s net assets totaling less than $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”), in which case the Eligible Tender Offer will be terminated, no shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board may eliminate the Termination Date upon the affirmative vote of a majority of the Board and without shareholder approval. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Termination Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining shareholders may only be able to sell their shares at a discount to NAV.

Liquidity and valuation risks

It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets in recent years, which has led to reductions in the capacity of such market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income and floating rate instruments are at or near historic lows relative to market size. These concerns may be more pronounced in the case of high yield fixed-income and floating rate instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to diminished liquidity and increased volatility in the fixed-income markets. In addition, the Fund’s ability to sell an instrument under favorable conditions may be negatively impacted by, among other things, the sale of the same or similar instruments by other market participants at the same time.

To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of traditional market makers with respect to certain instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity or market turmoil, or in the absence of readily accessible market quotations for an investment in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to that investment may be limited and the Adviser may be required to perform a fair valuation of the instrument. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an instrument’s fair value, conducted in accordance with the Fund’s valuation procedures, will in fact approximate the price at which the Fund could sell that instrument at the time of the fair valuation. The Fund relies on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, and absence of current or reliable market data or otherwise, which could impact the Fund’s ability to accurately value its investments or calculate its NAV.

Liquidity and valuation risks may be more pronounced in a rising interest rate environment, and the Fund that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. Portions of the Fund’s portfolio that are fair valued or difficult to value vary from time to time. The Fund’s shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

Management risk

The Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could under-perform other funds with similar investment objective.

Market discount risk

Shares of closed-end management investment companies frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of shares will depend entirely upon whether the market price of shares at the time of sale is above or below the investor’s purchase price for shares. Because the market price of shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for shares, stability of dividends or distributions, trading volume of shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether shares will trade at, below or above NAV or at, below or above the initial public offering price. Shares of the Fund are designed primarily for long-term investors; investors in shares should not view the Fund as a vehicle for trading purposes.

Maturity and duration risk

Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%.

Non-diversification risks

The Fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Portfolio turnover risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Fund.

Prepayment risk

When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Rating agencies risk

Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Regulatory and legal risks

U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. For example, the recently enacted Tax Cuts and Jobs Act of 2017, among other things, significantly changes the taxation of business entities (including by significantly lowering corporate tax rates), the deductibility of interest expense, and the timing in which certain income items are recognized (potentially including, in certain cases, income from debt and other financial instruments). These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders.

Changes in government legislation, regulation and/or intervention may change the way the Adviser or the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments and limit and/or preclude the Fund’s ability to implement, or increase the Fund’s costs associated with implementing, its investments strategies. Changes to tax laws and regulations may also result in certain tax consequences for the Fund and/or investors. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its respective investment objective.

Repurchase agreement risks

Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

Reverse repurchase agreement risks

A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage, including increased volatility. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

Risks relating to the Fund’s RIC status

To qualify and remain eligible for the special tax treatment accorded to a registered investment company (“RIC”) and its shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and determined without regard to any deduction for dividends paid) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to re-qualify as a RIC.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the Structured Products or issuers in which the Fund invests may be considered passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions. Furthermore, under treasury regulations, certain income derived by the Fund from a passive foreign investment company or controlled foreign corporation would generally constitute qualifying income for purposes of the income test applicable to RICs to the extent the applicable issuer makes current distributions of the corresponding income to the Fund or such income is related to the Fund’s business of investing in stock, securities or currencies.

Senior debt, subordinated debt and preferred securities of banks and diversified financial companies risk

Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. This means, for example, that if the issuing bank were to become insolvent, subordinated debt holders may not receive a full return of their principal because the bank would have to satisfy the claims of senior debt holders first. To the extent a bank in which the Fund invests were to be placed into a FDIC-administered receivership or conservatorship, the Fund would not be entitled to the same rights that it would have as a creditor in a typical bankruptcy proceeding, and creditors of failed banking organizations typically receive little or no recovery. In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. This is especially true in light of the large amount of regulatory developments in recent years. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital. Smaller banks may also have a lower capacity to withstand negative developments in the market in general. If any of these or other factors were to negatively affect a bank’s operations, the bank could fail to make payments on its debt obligations, which would hurt the Fund’s bank subordinated debt investments.

Preferred securities are subject to risks associated with both equity and debt instruments. Because some preferred securities allow the issuer to convert its preferred stock into common stock, preferred securities are often sensitive to declining common stock values. In addition, certain preferred securities contain provisions that allow an issuer to skip or defer distributions, which may be more likely when the issuer is less able to make dividend payments as a result of financial difficulties. Preferred securities can also be affected by changes in interest rates, especially if dividends are paid at a fixed rate, and may also include call features in favor of the issuer. In the event of redemptions by the issuer, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return. Preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Although the Fund will invest in securities and other obligations of FDIC-insured depository institutions and their affiliates, neither those securities and obligations nor your investment in the Fund will be protected by FDIC insurance.

Structured Products risks

The Structured Products in which the Fund may invest include community bank debt securitizations and other asset-backed securities and debt securitizations (which may be referred to as collateralized debt securities or CDOs), which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. Holders of Structured Products bear risks of the underlying assets and are subject to counterparty risk. The Fund (and other investors in the Structured Product) ultimately bear the credit risk associated with the underlying assets. Most Structured Products are issued in multiple tranches that offer investors various maturity and credit risk characteristics, which are often categorized as senior, mezzanine and subordinated/equity. The Fund may invest in any tranche of a Structured Product, including the subordinated/equity tranches.

The ability of the Structured Product to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, performance tests (based on interest coverage or other financial ratios or other criteria) may restrict the Fund’s ability, as holder of the equity interests in a Structured Product, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a Structured Product may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the Structured Product may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the Structured Product’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a Structured Product, or cash flow may be completely restricted for the life of the Structured Product. If the Fund does not receive cash flow from any such Structured Product that is necessary to satisfy the annual distribution requirement for maintaining the Fund’s RIC status, and the Fund is unable to obtain cash from other sources necessary to satisfy this requirement, the Fund could fail to maintain its status as a RIC, which would have a material adverse effect on the Fund’s financial performance.

If applicable accounting pronouncements or SEC staff guidance require the Fund to consolidate the Structured Product’s financial statements with the Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by the Fund for purposes of the asset coverage ratio applicable to the Fund. Further, there can be no assurance that a bankruptcy court, in the exercise of its broad equitable powers, would not order that the Fund’s assets and liabilities be substantively consolidated with those of a Structured Product, rather than kept separate, and that creditors of the Structured Product would have claims against the consolidated bankruptcy estate (including the Fund’s assets). If a Structured Product is not consolidated with the Fund, the Fund’s only interest in the Structured Product will be the value of its retained subordinated interest and the income allocated to it, which may be more or less than the cash the Fund received from the Structured Product, and none of the Structured Product’s liabilities would be reflected as the Fund’s liabilities. If the assets of a Structured Product are not consolidated with the Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by the Fund for purposes applicable limitations on the Fund’s ability to issue debt.

The Fund generally may have the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the Structured Product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the Structured Products owned by the Fund.

The activities of the issuers of certain Structured Products, including bank debt securitizations, will generally be directed by a collateral manager. In the Fund’s capacity as holder of interests in such a Structured Product, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of the Structured Product. Consequently, the success of the securitizations in will depend, in part, on the financial and managerial expertise of the collateral manager. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the Structured Product. There can be no assurance that for any Structured Product, in the event that underlying instruments are prepaid, the collateral manager will be able to reinvest such proceeds in new instruments with equivalent investment returns. If the collateral manager cannot reinvest in new instruments with equivalent investment returns, the interest proceeds available to pay interest on the Structured Product may be adversely affected. The Structured Products in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these Structured Products, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities. An active dealer market may exist for certain of these investments that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. In addition, certain Structured Products may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume has been small relative to other markets. Structured Products may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. To the extent a trading market exists for a Structured Product, the market value may be affected by a variety of factors, including changes in the market value or dividends paid by the underlying collateral of the Structured Product; prepayments, defaults and recoveries on the underlying collateral; and other risks associated with the underlying collateral. The leveraged nature of equity interests in Structured Products are likely to magnify the adverse impact of such factors on equity interests in Structured Products. Because of the limited market, there may be less information available to investors regarding the underlying assets of a Structured Product than if the investors invested directly in the debt of the underlying obligors.

In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

To the extent that an affiliate of the Adviser serves as the sponsor and/or collateral manager of a Structured Product in which the Fund invests, or the Adviser or its affiliates hold other interests in Structured Products in which the Fund invests, the Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder.

Additional risks relating to investing in the subordinated/equity tranche of Structured Products. Up to all of the Fund’s investments in Structured Products may be in the subordinated/equity tranches. Investments in the equity tranches of Structured Products typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that the Fund holds in a Structured Product will not be secured by the assets of the Structured Product or guaranteed by any party, and the Fund will rank behind all creditors of the Structured Product, including the holders of the secured notes issued by the Structured Product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches. Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the Structured Product and may be subject to up to 100% loss. Structured Products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and the Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

Trust preferred securities risk

The risks associated with TruPS include those risks typically associated with debt securities and preferred securities, including the risk of default. TruPS are typically subordinated to other classes of debt of the bank or other financial institution. As a result, the risk of recovery in case of default is higher for these securities than senior debt securities. Because the issuer is typically able to defer or skip payments for up to five years without being in default, distributions may not be made for extended periods of time. These securities are also subject to prepayment risk. Holders of TruPS generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent corporation. The market for TruPS may be limited due to restrictions on resale, and the market value may be more volatile than those of conventional debt securities. Many TruPS are issued by trusts or other special purpose entities established by banks and financial institutions and are not a direct obligation of banks and other financial institutions.

Uncertain tax treatment risk

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments and certain other investments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Although the Fund will seek to address these and other issues to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax, no assurances can be given that the Fund will not be adversely affected as a result of such issues.

Unrated securities risks

The Fund may purchase unrated securities which are not rated by a rating agency if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

U.S. Government securities risks

Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or GSEs, including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Other Risks Related to Investing in the Acquiring Fund

Cybersecurity risks. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its respective affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer material losses relating to cyber-attacks or other information security breaches in the future. The Fund’s and its respective affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its respective affiliates and third-party service providers. This could result in financial losses to the Fund and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process Shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future. The Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of issuers or third-party service providers. The Fund and its Shareholders could be negatively impacted as a result.

Other investment companies risks. To the extent the Fund invests in other investment companies that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, exchange-traded funds (“ETFs”), mutual funds and closed-end funds incur fees that are separate from those of the Fund. As a result, the Fund’s Shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, mutual funds and closed-end funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in mutual fund securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

Principal Risks of Investing in the Acquired Fund

All investments carry risks to some degree. The Acquired Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost.

General Risks of Investing in the Acquired Fund

Limited Operating History. The Acquired Fund commenced operations on October 2, 2017 and has limited operating history. The Fund may not succeed in meeting its objective, and its NAV may decrease. As a relatively new Fund, there is no assurance that the Fund will grow or maintain economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

Limited Liquidity. Although the Shares are listed on the NYSE, there has often been no or limited trading volume in the Fund’s Shares. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Accordingly, investors may be unable to sell all or part of their Shares in a particular timeframe. Shares in the Fund are therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Borrowing, Use of Leverage. The Fund may leverage its investments by “borrowing.” The use of leverage increases both risk of loss and profit potential. Vivaldi and/or Sub-Advisers may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Shareholders.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Market Price of Shares. The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. Additionally, shares of closed-end funds frequently trade at a discount to net asset value and there is a risk that you will not be able to sell your Shares at a price higher than or equal to net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value will decline.

Legal, Tax and Regulatory. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors is evolving, and changes in the direct or indirect regulation of leveraged investors may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Fund and/or limit potential investment strategies that would have otherwise been used by the Fund in order to seek to obtain higher returns.

Multi-Manager Risk. Fund performance is dependent upon the success of Vivaldi and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objective. To a significant extent, the Fund’s performance will depend on the success of Vivaldi’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers selected by Vivaldi may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes investment decisions independently, it is possible that one or more Sub-Advisers may, at any time, take positions that may be opposite of positions taken by other Sub-Advisers or Vivaldi. In such cases, the Fund will incur brokerage and other transaction costs without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher broker commissions and other transaction costs.

Portfolio Turnover. The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when Vivaldi or a Sub-Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if Vivaldi or a Sub-Adviser considers portfolio changes appropriate.

Non-Qualification as a Regulated Investment Company. If for any taxable year the Fund were to fail to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a regulated investment company, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to shareholders.

A Portion of Distributions Paid to Fund Shareholders May Be a Return of Capital Risk. The Fund intends to make distributions on a monthly basis to shareholders equal to 10% annually out of assets legally available for distribution. When the Fund makes distributions, it will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital. To the extent there is a return of capital, investors will be required to reduce their basis in their shares for U.S. federal income tax purposes, which may result in higher tax liability when shares are sold, even if the Shares have not increased in value or have lost value. In addition, any return of capital will be net of any offering expenses associated with sales of Shares.

General Investment-Related Risks of Investing in the Acquired Fund

General Economic and Market Conditions. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

In June 2016, the UK voted in a referendum to leave the European Union (“EU”). On March 29, 2017, the UK gave its formal notice of withdrawal from the EU to the European Commission, which began a two-year process of formal withdrawal from the EU (commonly referred to as “Brexit”). In October 2019, the EU and UK agreed to the terms of an agreement for the UK’s withdrawal from the EU, which became effective on January 31, 2020. The terms of the UK’s future relationship with the EU are separate and not subject to any formal time restriction. The political divisions within the UK, as well as those between the UK and the EU, which the referendum vote has highlighted coupled with the uncertain consequences of a Brexit, may have a significant impact upon the UK and European economies as well as the broader global economy. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which the Fund may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of the clearinghouses for those exchanges.

Risks of Securities Activities. The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While Vivaldi and/or Sub-Advisers will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the shareholders will not suffer losses.

Counterparty Credit Risk. Many of the markets in which the Fund effects its transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, the Fund is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Investment Strategy-Specific Investment-Related Risks of Investing in the Acquired Fund

The following are some of the specific risks of the investment strategy:

Merger Arbitrage and Special Situations. Merger arbitrage and special situation strategies involve the purchase and sale of securities of companies involved in corporate reorganizations and business combinations, such as mergers, exchange offers, cash tender offers, spin-offs, leveraged buy-outs, restructurings and liquidations. Such strategies require an assessment of the likelihood of consummation of the proposed transaction, and an evaluation of the potential profits involved. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as Vivaldi and/or Sub-Advisers had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the security in respect of which such distribution was made. The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including: (i) opposition of the management or shareholders of the target company, which will often result in litigation to enjoin the proposed transaction; (ii) intervention of a federal or state regulatory agency; (iii) efforts by the target company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iv) in the case of a merger, failure to obtain the necessary shareholder approvals; (v) market conditions resulting in material changes in securities prices; (vi) compliance with any applicable federal or state securities laws; and (vii) inability to obtain adequate financing.

A major stock market correction may result in the widening of arbitrage spreads generally and in the termination of some merger and acquisition (“M&A”) transactions. In the event of such a correction, to the extent the portfolios contain stock-for-stock transactions, short positions held by the Fund in acquiring companies are anticipated to provide a significant but not complete offset to the potential losses on long positions held by the Fund in target companies. A major stock market correction may also adversely affect the number and frequency of publicly announced M&A transactions available for investment by the Fund.

Equity Securities. The Fund’s investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Fund also may invest in depositary receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “Non-U.S. Investments” below. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Bonds and Other Fixed Income Securities. The Fund may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. The Fund will invest in these securities when they offer opportunities for capital appreciation

(or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Low Credit Quality Securities. The Fund is permitted to invest in particularly risky investments that also may offer the potential for correspondingly high returns. As a result, the Fund may lose all or substantially all of its investment in any particular instance. There is no minimum credit standard as a prerequisite to an investment in any security. Debt securities, including bank loans and participations, may be less than investment grade and may be considered to be “junk bonds” or be distressed or “special situations” with heightened risk of loss and/or liquidity. “Junk bonds” are considered by the rating agencies to be predominately speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions that may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such securities. Such securities may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer’s assets. Moreover, the Fund may invest in securities that are not protected by financial covenants or limitations on additional indebtedness.

Bank Debt Transactions. The Fund may invest in bank loans and participations, including first-lien, second-lien and unitranche loans. Bank loans are generally debt instruments that are secured by the assets of a borrower. Investing in bank loans involves risks that are additional to, and different from, those relating to investments in other types of debt and fixed-income securities. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the Fund’s investment.

The bank loans in which the Fund may invest are generally illiquid. There is no active trading market for most bank loans and participations and the Fund may be unable to sell its bank loan investments quickly or at a fair price. Even where a secondary market for certain bank loans and loan participations exists, the market may be subject to irregular trading activity and wide bid/ask spreads, which may limit liquidity and pricing transparency. There is generally less readily available and reliable information about bank loans and participations than other types of debt instruments and the Fund might be unable to appraise the value of its bank loan investments quickly or accurately. In addition, bank loans and loan participations may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

Bank loans and participations are also subject to the risk that a borrower will default on a scheduled interest or principal payment. The risk of a borrower’s default will increase with market downturns or substantial increases in interest rates. The value of bank loans and participations may be adversely affected by price volatility due to factors such as the market’s perception of a borrower’s creditworthiness or general market liquidity. If a borrower defaults and a bank loan is foreclosed, the Fund could become the owner, in whole or in part, of any collateral securing the loan, and may bear the costs of owning and disposing of such collateral. The Fund may invest in bank loans through assignments, whereby the Fund assumes the position of the lender to the borrower, or loan participations, whereby the Fund purchases all or a portion of the economic interest in a loan. If it invests in a loan participation, the Fund will generally have no direct right to enforce compliance by the borrower with the terms of the loan agreement and may not benefit directly from the collateral securing the underlying debt obligation. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may have limited rights to any collateral underlying the loan participation. As a consequence, the Fund may be exposed to the credit risk of both the borrower under the bank loan and the lender selling the participation.

Bank loans may not be deemed to be “securities” for purposes of the federal securities laws. Bank loan investors may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections. The Fund’s investments in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities. Additionally, the bank loan market is currently facing unprecedented levels of illiquidity and volatility. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen or that the market will not experience periods of significant illiquidity in the future.

“Covenant-Lite” Loans Risk. Although most of the Fund’s loan investments are expected to include both incurrence and maintenance-based covenants, there may be instances in which the Fund invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the Fund’s ability to reprice credit risk associated with the issuer and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s revenues, net income and NAV.

Derivative Instruments. The Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of Vivaldi and/or Sub-Advisers to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The derivative instruments and techniques that the Fund may principally use include:

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Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

•

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

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Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the Investment Company Act and applicable SEC interpretations and guidance from time to time.

Non-U.S. Investments. It is expected that the Fund will invest in securities of non-U.S. companies and countries. While the Fund invests primarily in equity securities of U.S. and Canadian issuers, the Fund may invest directly in other foreign markets, including emerging markets. The Fund may also invest in American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the United States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

Private Investment Fund Risk. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Fund. The Fund may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve the Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund has contracted to receive in the exchange. Vivaldi’s and/or Sub-Advisers’ success in these transactions will depend principally on their ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund may enter into forward contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when Vivaldi and/or Sub-Advisers anticipate purchasing or selling a non-U.S. security. This technique would allow Vivaldi and/or Sub-Advisers to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S. securities holdings of the Fund, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when Vivaldi or a Sub-Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. The Fund is not required to hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

Small Capitalization Issuers. The Fund may invest in smaller capitalization companies, including micro-cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

Distressed Securities. Certain of the companies in whose securities the Fund may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

Purchasing Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income. Further, when the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Illiquid Portfolio Investments. The Fund may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and the Fund may not be able to sell them when Vivaldi or a Sub-Adviser desires to do so or to realize what Vivaldi or a Sub-Adviser perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Securities Believed to Be Undervalued or Incorrectly Valued. Securities that Vivaldi and/or Sub-Advisers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame Vivaldi and/or Sub-Advisers anticipate. As a result, the Fund may lose all or substantially all of its investment in such a security.

Interest Rate Risk. The Fund is subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities, investments in bank loans and participations, convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as three-month LIBOR, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates. The Fund may also invest in floating rate securities. The value of these investments is closely tied to the absolute levels of such rates, or the market’s perception of anticipated changes in those rates. This introduces additional risk factors related to the movements in specific interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

Extension Risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk. When interest rates decline, fixed income securities and bank loans and participations with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

General Credit Risks. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. Neither Vivaldi nor the Sub-Advisers can guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, neither Vivaldi nor the Sub-Advisers can assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. In the event of a foreclosure, the liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss. The strategies utilized by Vivaldi and Sub-Advisers may require accurate and detailed credit analysis of issuers, and there can be no assurance that such analysis will be accurate or complete. Because the Fund may invest significantly in bank loans and participations, which may include covenant-lite loans, this risk will be substantial for the Fund. Credit risk is also greater to the extent that the Fund uses leverage or derivatives in connection with the management of the Fund.

Credit Default Swaps. The Fund may enter into credit default swaps. Under these instruments, the Fund will usually have a contractual relationship only with the counterparty of such credit default swaps and not the issuer of the obligation (the “Reference Obligation”) subject to the credit default swap (the “Reference Obligor”). The Fund will have no direct rights or recourse against the Reference Obligor with respect to the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor any voting rights with respect to the Reference Obligation. The Fund will not directly benefit from the collateral supporting the Reference Obligation and will not have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of the insolvency of the credit default swap counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the Reference Obligation. Consequently, the Fund will be subject to the credit risk of the counterparty and in the event the Fund will be selling credit default swaps, the Fund will also be subject to the credit risk of the Reference Obligor. As a result, concentrations of credit default swaps in any one counterparty expose the Fund to risk with respect to defaults by such counterparty.

Collateralized Loan Obligations (“CLOS”) and Collateralized Debt Obligations (“CDOS”). CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry other risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality, or be downgraded by a rating agency; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches, diminishing the likelihood of payment; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the CDO’s manager may perform poorly.

Structured Products. The CLOs and other CDOs in which the Fund may invest are Structured Products. Holders of Structured Products bear risks of the underlying assets and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the Structured Products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. Structured Products are typically privately offered and sold. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities. In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage-Backed and Asset-Backed Securities Risks. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. The Fund may invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Additional Risks of Asset-Backed Securities, CDOs and CLOs. Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Mortgage Loans. The Fund may also acquire residential whole mortgage loans secured by a mortgage lien on residential property. Typically, borrowers of these loans are individuals rather than institutions, and the quality of residential real estate loans can depend largely on the credit characteristics of the underlying borrowers. In the last decade, the residential mortgage market in the United States experienced difficulties that resulted in losses on residential mortgage loans (especially subprime and second-lien mortgage loans). There can be no assurance that such difficulties would not be experienced again, which could result in losses as a result of investments in residential real estate loans.

The liens securing such whole mortgage loans may be a first lien or subordinate lien on the underlying property.

Whole mortgage loans are subject to many of the same risks as mortgage-backed securities, as described above, including credit, interest rate, extension, prepayment and sufficiency of collateral. Unlike most mortgage backed securities where the Fund has an interest in a pool of mortgages, the Fund’s risk in a whole mortgage loan, which typically is secured by a single property, reflects the increased risks associated with a single property compared to a pool of properties. In addition, the ability of a lender, such as the Fund, to enforce its rights under mortgage documents is subject to numerous state and federal laws and regulations, including those regarding foreclosure, rights of redemption with respect to the underlying property, due on sale provisions, and usury laws. Some whole mortgage loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws.

Short Positions. Short positions may comprise a significant portion of the Fund’s overall portfolio. In short selling, the Fund will sell securities it does not own by borrowing such securities from a third party, such as a broker-dealer. The Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow a security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. Short positions may be held for both profit opportunities and for hedging purposes. Vivaldi and/or the Sub-Advisers may from time to time engage in short sales for the Fund in an approach known as “pairs trading,” where the Fund combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. Pairs trading may be undertaken for speculative and/or hedging purposes and may be weighted toward either the long or short side of the position. Vivaldi and/or the Sub-Advisers may from time to time also make short sales “against the box”, where the Fund retains a long position in the same security. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited. At any particular time, the Fund’s portfolio overall may be “net long” (i.e., the value of long positions, at cost, will be greater than the net exposure on short positions) or “net short” (net exposure on short positions will be greater than the value of long positions).

Repurchase and Reverse Repurchase Agreements. The Fund may enter into repurchase and reverse repurchase agreements. When the Fund enters into a repurchase agreement, it “sells” securities to a broker-dealer or financial institution, and agrees to repurchase such securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a reverse repurchase transaction, the Fund “buys” securities issued from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the Fund, plus interest at a negotiated rate. The use of repurchase and reverse repurchase agreements by the Fund involves certain risks. For example, if the seller of securities to the Fund under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. It is possible, in a bankruptcy or liquidation scenario, that the Fund may not be able to substantiate its interest in the underlying securities. Finally, if a seller defaults on its obligation to repurchase securities under a reverse repurchase agreement, the Fund may suffer a loss to the extent that it is forced to liquidate its position in the market, and proceeds from the sale of the underlying securities are less than the repurchase price agreed to by the defaulting seller. Similar elements of risk arise in the event of the bankruptcy or insolvency of the buyer.

Secured and First-Lien Loan Risk. The Fund may invest in secured bank loans and participations, which include first-lien instruments. Secured debt in many instances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trader creditors, and preferred or common shareholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon market conditions. Additionally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies.

Subordinated and Second-Lien Loans. The Fund may invest in secured subordinated loans, including second-lien loans. Second-lien loans are generally second in line in terms of repayment priority. A second-lien loan may have a claim on the same collateral pool as the first-lien or it may be secured by a separate set of assets. Second-lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third- or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market, liquidity, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Unitranche Loans Risk. The Fund may invest in unitranche loans, which are loans that combine both senior and subordinated debt, generally in a first-lien position. Because unitranche loans combine characteristics of senior and subordinated debt, they have risks similar to the risks associated with secured debt and subordinated debt according to the combination of loan characteristics of the unitranche loan. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term and there is a heightened risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

Default Risk. The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrowers underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

A portion of the loans in which the Fund may invest may not be guaranteed or insured by a third party and may not be backed by any governmental authority. The Fund may need to rely on the collection efforts of third parties, which also may be limited in its ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans or it may impair a third party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a direct lending platform because the borrowers have no collateral at risk. The Fund will generally not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

Rights and Warrants. The Fund may invest in rights and warrants. Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that the Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable the Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed-income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as “junk bonds,” involve greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default or may be in default.

Underlying Fund Risk. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of closed-end funds, ETFs and other investment companies (“Underlying Funds”). There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The shares of closed-end funds frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

U.S. Government Securities. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or U.S. government sponsored enterprises (“GSEs”), including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Complexity of Quantitative Trading Strategies; Reliance on Technology. Many of the investments that Vivaldi and/or Sub-Advisers are expected to trade on behalf of the Fund, and many of the trading strategies that Vivaldi and/or Sub-Advisers are expected to execute on behalf of the Fund, are highly complex. In certain cases, the successful application of a particular trading strategy may require relatively sophisticated mathematical calculations and relatively complex computer programs.

Special Purpose Acquisition Companies Risks. The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for some of the Fund’s investments, including private funds and bank loans and participations, to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed income instruments carried on the Fund’s books.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments.

Investment Restrictions and Policies

The following is a comparison of the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund.

Acquiring Fund	Acquired Fund	Differences

Borrowing Money. The Fund may borrow money to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.	The Acquired Fund may not borrow money, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.	Substantially similar.

Senior Securities. The Fund may issue senior securities, as defined in the 1940 Act, as permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.	The Acquired Fund may not issue any senior security, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority.	Substantially similar.

Underwriting. The Fund may underwrite securities within the meaning of the Securities Act, to the extent permitted under the Securities Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.	The Acquired Fund may not underwrite securities of other issuers, except insofar as the fund may be deemed to be an underwriter under the Securities Act in connection with the disposition of its portfolio securities.	The Acquired Fund may only act as an underwriter in connection with the disposition of its portfolio securities, while the Acquiring Fund may act as an underwriter to the full extent permitted by law.

Acquiring Fund	Acquired Fund	Differences

Real Estate. The Fund may purchase or sell real estate to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. This includes that the Fund may (i) acquire or lease office space for its own use, (ii) invest in instruments of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, (iii) invest in instruments secured by real estate or interests therein, (iv) hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such instruments.	The Acquired Fund may not purchase, hold or deal in real estate, except that the fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the fund as a result of the ownership of securities or other permitted investments.	Substantially similar.

Commodities. The Fund may purchase or sell commodities to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. The Fund may purchase or sell options or futures contracts, invest in securities or other instruments backed by commodities or invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.	The Acquired Fund may not Invest in commodities and commodity contracts, except that the fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the 1940 Act.	Substantially similar.

Loans. The Fund may make loans to other persons to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.	The Acquired Fund may not make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the fund, or as otherwise permitted under the 1940 Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.	Substantially similar.

Acquiring Fund	Acquired Fund	Differences

Concentration. The Fund will under normal circumstances, the Fund will invest more than 25% of its total assets (measured at the time of purchase) in the group of industries related to banks and diversified financials.	The Acquired Fund may not invest 25% or more of the value of its total assets in the securities of issuers that the fund’s investment advisor determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation.	Substantially similar.

In addition, the Acquiring Fund has a name that suggests a focus on a particular type of investment. This policy has been adopted in accordance with Rule 35d-1 under the 1940 Act. The Acquiring Fund’s policy is to invest, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the securities of financial institutions. The Acquired Fund does not have such a policy.

Rights of Fund Shareholders

The Acquired Fund is incorporated as a Maryland corporation pursuant to its charter governed by the laws of the State of Maryland. The Acquired Fund was incorporated under the laws of the State of Maryland on March 28, 2017. The Acquiring Fund was incorporated as a Delaware statutory trust under the laws of the State of Delaware on June 14, 2018.

The Acquired Fund and the Acquiring Fund are also each governed by their own Articles of Incorporation/Declaration of Trust and By-laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the Articles of Incorporation/Declaration of Trust and By-laws of the Acquired Fund and the Acquiring Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed.

Although the governing instruments have certain similar provisions and the statutory trust law of Delaware and corporate law of Maryland are similar in certain respects, there are differences that might impact how a Fund is governed.

Further information about each Fund’s governance structure is contained in the Fund’s Statement of Additional Information and its governing documents, which are on file with the SEC.

	Acquired Fund	Acquiring Fund

Voting Rights	Shareholders shall have the exclusive right to vote on all matters as to which a stockholder is entitled to vote pursuant to applicable law at all meetings of stockholders.	Shareholders shall have power to vote only with respect to: (i) the election or removal of Trustees; and (ii) such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Fund with the Commission (or any successor agency), or as the Trustees may consider necessary or desirable.

Shareholder Quorum	The presence in person or by proxy of the holders of shares of stock of the Fund entitled to cast one third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the shareholders, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one third of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.	Except when a larger quorum is required by the 1940 Act, by the By-Laws or by this Declaration of Trust, thirty-three and one third percent (33-1/3%) of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote separately from any other shares, thirty-three and one-third percent (33-1/3%) of the shares of each such series (or class) entitled to vote shall constitute a quorum at a shareholders’ meeting of that series (or class).

	Acquired Fund	Acquiring Fund

Election of Directors/ Trustees	Directors shall be elected by a plurality of all the votes cast at a meeting of shareholders duly called and at which a Quorum is present. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum, as defined in Section 6 of Article II, is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Fund. Unless otherwise provided in the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.	A vote of the holders of at least a majority of the shares then entitled to vote in an election of a Trustee shall elect such Trustee, provided that where any provision of law or of this Declaration of Trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the shares of that series (or class) voted on the matter (or the holders of at least a majority of the shares of that series or class then entitled to vote in an election of the Trustee with respect to the election of a Trustee) shall decide that matter insofar as that series (or class) is concerned.

Removal of Directors/ Trustees	Shareholders may call a special meeting of shareholders for the specific purpose of the removal of directors upon the written request of holders of shares entitled to cast not less than ten percent of all of the votes entitled to be cast at such meeting.	Any of the Trustees may be removed from office only for “Cause” (as hereinafter defined) and only by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee. “Cause” for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his or her office or such Trustee being convicted of a felony.

Approval of a Consolidation or Merger	N/A	So long as each action is approved by both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the By-Laws and applicable law have been satisfied, then no shareholder vote or consent shall be necessary or required to approve the merger, consolidation or share exchange of the Trust, any series or class of shares of the Trust, or any subsidiary of the Trust, except to the extent such shareholder vote or consent is required by the 1940 Act or other federal law.

Termination of a Trust or Fund	N/A	So long as each action is approved by both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the By-Laws and applicable law have been satisfied, then no shareholder vote or consent shall be necessary or required to approve dissolution, liquidation or termination of the Trust or a series or class of shares thereof, except to the extent such shareholder vote or consent is required by the 1940 Act or other federal law.

MANAGEMENT OF THE FUNDS

The Boards of the Funds

The Board of the Acquiring Fund is responsible for the overall supervision of the operations of the Acquiring Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Delaware law. The Board of the Acquired Fund is responsible for the overall supervision of the operations of the Acquired Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Maryland law.

The Advisers of the Funds

Vivaldi Asset Management, LLC (“Vivaldi”), serves as the investment advisor to the Acquired Fund. Vivaldi is an investment adviser registered with the SEC under the Advisers Act. As of January 31, 2020, Vivaldi had approximately $930 million of assets under management. Subject to the general supervision of the Acquired Fund’s Board, and in accordance with the investment objective, policies, and restrictions of the Acquired Fund, Vivaldi is responsible for the management and operation of the Acquired Fund and the investment of the Acquired Fund’s assets. Vivaldi provides such services to the Acquired Fund pursuant to the Investment Management Agreement. The Acquired Fund commenced investment operations on October 2, 2017. Vivaldi’s principal place of business is located at 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. The Investment Management Agreement became effective as of August 14, 2017 and continued in effect for an initial two-year term. Thereafter, the Investment Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Acquired Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s renewal of the Investment Management Agreement is available in the Acquired Fund’s semi-annual report to Shareholders for the period ended September 30, 2019. The Acquired Fund pays to Vivaldi an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by Vivaldi to the Fund. Pursuant to the Investment Management Agreement, the Fund has agreed to pay Vivaldi a management fee payable on a monthly basis at the annual rate of 1.50% of the Fund’s average daily Managed Assets. Managed Assets includes total assets (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Angel Oak, an investment adviser registered with the SEC under the Advisers Act, oversees the management of the Acquiring Fund’s activities and is responsible for making investment decisions for the Acquiring Fund’s portfolio. Angel Oak manages approximately $[    ] billion in assets specializing in structured and corporate credit as of [    ]. Angel Oak was formed and has been investing in structured credit since 2009. Angel Oak is located at 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326. The Adviser is controlled by the Managing Partners, Michael A. Fierman, and Sreeniwas V. Prabhu.

The Sub-Advisers of the Acquired Fund

The Acquired Fund uses a “multi-manager” approach whereby the Acquired Fund’s assets are allocated amongst Vivaldi and one or more sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), in percentages determined at the discretion of Vivaldi. Currently, RiverNorth Capital Management, LLC and Angel Oak serve as Sub-Advisers to the Fund.

Each Sub-Adviser selected by Vivaldi, subject to Shareholder approval, is primarily responsible for its investment strategy and the day-to-day management of the Acquired Fund’s assets allocated to it by Vivaldi.

Founded in 2000, RiverNorth Capital Management, LLC (“RiverNorth”) is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. RiverNorth is registered with the SEC as an investment adviser and manages, as of September 30, 2019, approximately $4.4 billion for individuals and institutions, including limited partnerships, mutual funds and employee benefit plans. RiverNorth Capital Management, LLC is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC. RiverNorth Financial Holdings LLC is, in turn, owned primarily by RiverNorth Holding Co., an entity controlled, directly or indirectly, by Brian Schmucker and Patrick Galley. Other key employees own lesser amounts of equity in RiverNorth Financial Holdings LLC.

Pursuant to separate sub-advisory agreements among the Acquired Fund, Vivaldi and each of RiverNorth and Angel Oak, (each, a “Sub-Advisory Agreement”), Vivaldi pays RiverNorth a monthly advisory fee with respect to the portion of the Acquired Fund’s assets managed by RiverNorth equal to 1.00% of its portion of the Acquired Fund’s average daily net assets, and Vivaldi pays Angel Oak a monthly advisory fee with respect to the portion of the Acquired Fund’s assets managed by Angel Oak equal to 0.80% of its portion of the Fund’s average daily net assets. Each Sub-Adviser’s fee is paid by Vivaldi out of Vivaldi’s management fee. Each Sub-Advisory Agreement may be terminated without the payment of any penalty by Vivaldi, the Board, or a majority of the outstanding voting securities of the Acquired Fund (as defined in the 1940 Act), upon sixty (60) days’ written notice to the Sub-Adviser.

All fees and expenses are accrued daily and deducted before payment of dividends to investors. Each Sub-Advisory Agreement has been approved by the Board, including a majority of the Independent Directors, and the initial shareholder of the Acquired Fund. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreements is available in the Acquired Fund’s semi-annual report to Shareholders for the period ended September 30, 2019.

Portfolio Management of the Acquired Fund

The personnel of Vivaldi and the Sub-Advisers who have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are Michael Peck, Scott Hergott, Brian Murphy, Kyle Mowery, Jeff O’Brien, Daniel Lancz, Patrick Galley, Stephen O’Neill, Sam Dunlap, Berkin Kologlu, Matthew Kennedy, Colin McBurnette, and Sreeni Prabhu. Sreeni Prabhu is also a portfolio manager of the Acquiring Fund.

Vivaldi

Michael Peck – Portfolio Manager – Mr. Peck, CFA, joined Vivaldi in February 2012 and is currently President and Co-Chief Investment Officer. Prior to Vivaldi, Mr. Peck was a Portfolio Manager at Coe Capital, LLC, a Chicago-based registered investment adviser, from March 2010 to December 2011. From June 2007 through March 2009, Mr. Peck was a paid consultant at various real estate and investment companies. From 2006 to 2008, Mr. Peck was a Senior Financial Analyst/Risk Manager at The Bond Companies. Mr. Peck graduated from Lehigh University with a Bachelor of Science in Accounting. Mr. Peck also holds a Master of Arts in Finance and a Masters in Business Administration (Real Estate Analysis and Financial Analysis) from DePaul University and is a Chartered Financial Analyst (“CFA”).

Scott Hergott – Portfolio Manager – Mr. Hergott joined Vivaldi in January 2013 and currently serves as both the Director of Research and Co-Chief Investment Officer. From 2010 to 2012, Mr. Hergott held both risk management and business development roles at Citadel – specifically the Pioneer Path platform of portfolio managers. Prior to Citadel, from 2003 to 2010, Mr. Hergott was a Portfolio Manager at Iron Partners, LLC, a fund of hedge funds, where he was responsible for sourcing managers and performing investment due-diligence. Mr. Hergott has a Bachelor of Arts degree in Business from Northeastern Illinois University.

Brian Murphy – Portfolio Manager – Mr. Murphy joined Vivaldi in March 2014 as a Senior Research Analyst and currently serves as portfolio manager to the Fund. Mr. Murphy was previously a Director at Voyager Management, LLC (“Voyager Management”), a fund of hedge fund firm, from 2010 to 2014. Prior to Voyager Management, from 2009 to 2010, Mr. Murphy was Derivatives Product Specialist at Analytic Investors, specializing in quantitative derivative hedge fund strategies. Mr. Murphy was also an Analyst at Iron Partners, LLC, a fund of hedge fund firm, from 2007 to 2009, where he was primarily responsible for covering hedged equity, equity trading, derivative and structured product services. Mr. Murphy graduated from Miami University with a Bachelor of Science in Finance.

Kyle Mowery – Portfolio Manager – Mr. Mowery joined Vivaldi in February 2015 and currently serves as portfolio manager to the Fund. Mr. Mowery is also Managing Partner of GrizzlyRock Capital, LLC (“GrizzlyRock”). Mr. Mowery graduated from the University of Chicago Booth School of Business with a Master of Business Administration degree and from the University of California, Los Angeles with a Bachelor of Arts in Economics. Prior to founding GrizzlyRock in 2012, Mr. Mowery served in Leveraged Finance at BMO. Before joining BMO in 2010, Mr. Mowery was an Analyst at McDonnell Investment Management, LLC. Before joining McDonnell Investment Management in 2007, Mr. Mowery was an Analyst at Pacific Alternative Asset Management Company.

Jeff O’Brien – Portfolio Manager – Mr. O’Brien joined Vivaldi in 2014 and currently serves as portfolio manager to the Fund in addition to two hedge funds and several separately managed accounts. Prior to joining Vivaldi, Mr. O’Brien was the Founder and Managing Member of Glenfinnen Capital, LLC (“Glenfinnen”) which served as the investment advisor for two merger arbitrage hedge funds. Prior to founding Glenfinnen in April 2000, Mr. O’Brien served as a portfolio manager and research analyst on the risk arbitrage desk at First Capital Alliance for five years and before that as a credit analyst at NationsBank. Mr. O’Brien earned a B.S. in Finance from Indiana University.

Daniel Lancz – Portfolio Manager – Mr. Lancz has been a Portfolio Manager with Vivaldi since December 2014. Prior to joining Vivaldi, Mr. Lancz served as Director of Research for Glenfinnen and oversees the investment research for two merger arbitrage hedge funds. Prior to joining Glenfinnen in 2003, Mr. Lancz was the Director of Research of a merger arbitrage hedge fund, Augusta Capital Management. Mr. Lancz earned a B.S. from Miami University, located in Oxford, Ohio.

RiverNorth

Patrick W. Galley – Portfolio Manager – Mr. Galley joined RiverNorth in 2004 and serves as Chief Investment Officer and Portfolio Manager. Mr. Galley heads the firm’s research and investment teams and oversees all portfolio management activities at RiverNorth. Mr. Galley also serves as the President and Chairman of RiverNorth’s proprietary funds. Prior to joining RiverNorth, Mr. Galley was Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, and is a member of both the CFA Institute and the CFA Society of Chicago.

Stephen O’Neill – Portfolio Manager – Mr. O’Neill joined RiverNorth in 2007 and serves as Portfolio Manager. He co-manages the firm’s closed-end fund trading strategies. Mr. O’Neill is also a member of the asset allocation team and helps to oversee the firm’s research analysts. Prior to joining RiverNorth, Mr. O’Neill was Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America he specialized in the corporate real estate, asset management and structured finance industries. Mr. O’Neill graduated Magna Cum Laude from Miami University of Ohio with a B.S. in Finance and a minor in Economics. He has received the Chartered Financial Analyst (CFA) designation and is a member of both the CFA Institute and the CFA Society of Chicago.

Angel Oak

Sreeni Prabhu – Portfolio Manager – Mr. Prabhu is Chief Investment Officer of Angel Oak Capital Advisors and a Portfolio Manager of the Fund. Prior to co-founding Angel Oak in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Matthew Kennedy – Portfolio Manager – Mr. Kennedy is a Senior Portfolio Manager of Angel Oak Capital Advisors and Portfolio Manager of the Fund. Mr. Kennedy has over 20 years of capital markets and asset management experience. Prior to joining Angel Oak in 2016, Mr. Kennedy spent seven years as a portfolio manager with Rainier Investment Management, LLC, where he served as Director of Fixed Income Management. Mr. Kennedy began his investment career in 1995 at GE Financial Assurance, where he served as a Senior Analyst and made investment recommendations for investment grade, high yield, and private placement portfolios. From 1991 through 1994, he was a CPA and Auditor at Deloitte & Touche. Mr. Kennedy is a member of the CFA Institute and the Seattle Society of Financial Analysts. He holds the Chartered Financial Analyst designation. Mr. Kennedy received his Bachelor of Arts degree in Business Administration, with specializations in Finance and Accounting, from Washington State University.

Colin McBurnette – Portfolio Manager – Mr. McBurnette is a Portfolio Manager of Angel Oak Capital Advisors and Portfolio Manager of the Fund. Mr. McBurnette focuses on security and portfolio analytics. Prior to joining Angel Oak in 2012, Mr. McBurnette worked for Prodigus Capital Management, where he served on the investment committee and ran the analytics group. He was responsible for acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, Mr. McBurnette worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Mr. McBurnette holds a B.B.A. in Finance and in Real Estate from the University of Georgia.

Sam Dunlap – Portfolio Manager – Mr. Dunlap joined Angel Oak Capital Advisors in 2009 and is a Managing Director and Senior Portfolio Manager at the firm. Mr. Dunlap serves as a Portfolio Manager of the Angel Oak Multi-Strategy Income Fund and the Angel Oak Flexible Income Fund and is also responsible for managing the separately managed accounts for Angel Oak clients, primarily depository institutions. He also focuses on building and managing strategies within the RMBS market as well as managing the interest rate risk exposure across the Angel Oak funds and managed accounts.

Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of the fixed-income markets. Prior to joining Angel Oak in 2009, Mr. Dunlap spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Mr. Dunlap’s previous experience included two years at Wachovia in Charlotte, NC supporting the agency mortgage pass-through trading desk. Mr. Dunlap received a B.A. in Economics from the University of Georgia.

Berkin Kologlu – Portfolio Manager – Mr. Kologlu joined Angel Oak Capital Advisors in 2013 and is a Managing Director and Senior Portfolio Manager at the firm. Mr. Kologlu serves as a Portfolio Manager of the Angel Oak Multi-Strategy Income Fund and the Angel Oak High Yield Opportunities Fund. Mr. Kologlu has 14 years’ experience in fixed-income products and focuses on building and managing strategies within the collateralized loan obligation (“CLO”) market.

Mr. Kologlu spent the previous six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic collateralized debt obligations (“CDOs”) backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. Mr. Kologlu received his M.B.A. from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.

Portfolio Management of the Acquiring Fund

Angel Oak is responsible for making investment decisions for the Fund’s portfolio. Sreeniwas V. Prabhu, Johannes Palsson, Navid Abghari, and Cheryl Pate are the Portfolio Managers of the Fund.

Sreeniwas (Sreeni) V. Prabhu is Chief Investment Officer of the Adviser and a Portfolio Manager of the Fund. Prior to co-founding the Adviser in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Johannes Palsson is a Managing Director of the Adviser and a Portfolio Manager of the Fund. Mr. Palsson’s primary focus is on investment research and management of community and regional bank debt across the firm’s strategies. Prior to joining the Adviser in 2011, Mr. Palsson served as chief financial officer for The Brand Banking Company where he managed the overall finance function. He began his career at SunTrust Robinson Humphrey in 1996 where the scope of his responsibilities included interest rate risk modeling and investment strategies. Mr. Palsson holds a finance degree from Georgia State University and an M.B.A. from Emory University’s Goizueta Business School.

Navid Abghari is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Prior to joining the Adviser in 2015, Mr. Abghari was an Executive Director at J.P. Morgan Securities in New York where he was responsible for managing the U.S. bespoke tranche trading desk and U.S. hedging activities of the global bespoke tranche exposure. Mr. Abghari holds a B.B.A. in Economics and Finance from the University of Georgia, graduating Summa Cum Laude with Highest Honors.

Cheryl Pate, CFA® is a Portfolio Manager at the Adviser and a Portfolio Manager of the Fund. Ms. Pate has more than 15 years’ experience in financial services and primarily focuses on investment research in the community and regional bank debt space. Ms. Pate joined the Adviser in 2017 from Morgan Stanley, where she spent 10 years in equity research focusing on the financial sector. Ms. Pate led the Consumer & Specialty

Finance research team as an Executive Director and Senior Lead Analyst. Ms. Pate’s research coverage included the consumer finance, specialty finance, mortgage servicing/originations, mortgage REIT, payments, fintech and banking industries. Ms. Pate holds a B.S. in Commerce (Finance) from the University of British Columbia and an M.B.A. from Duke University’s Fuqua School of Business.

Other Service Providers

The other service providers for the Funds are as follows:

	Service Providers to the Acquired Fund	Service Providers to the Acquiring Fund	Service Providers to the Combined Fund

Administrator	UMB Fund Services, Inc.	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC

Custodian	UMB Bank, N.A.	U.S. Bank National Association	U.S. Bank National Association

Transfer Agent, Dividend Disbursing Agent and Registrar	American Stock Transfer & Trust Company, LLC	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC

Fund Accounting Services Provider	UMB Fund Services, Inc.	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC

Independent Auditors	[ ]	Cohen & Company, Ltd	Cohen & Company, Ltd

Fund Counsel	Faegre Drinker Biddle & Reath LLP	Dechert LLP	Dechert LLP

Counsel to the Independent Directors	Faegre Drinker Biddle & Reath LLP	Dechert LLP	Dechert LLP

Capitalization

The table below set forth the capitalization of the Acquired Fund and the Acquiring Fund as of December 31, 2019 and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date.

	Acquired Fund	Acquiring Fund	Adjustments	Pro Forma Combined Fund
Net Assets	$82,464,137	$233,236,531	$—	$315,700,668
Common Shares Outstanding	5,723,895	11,519,677	1,758,329	15,485,243
Net Asset Value Per Share	$14.03	$20.25	—	$20.25

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund

General. The Acquired Fund and the Acquiring Fund each offer one class of shares. As a general matter, with respect to the Acquiring Fund and the Acquired Fund, the shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

The Acquiring Fund’s Declaration of Trust authorizes an unlimited number of shares, par value $0.001 per share. If the Reorganization is consummated, the Acquiring Fund will issue common shares to the shareholders of common stock of the Acquired Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the assets of the Acquired Fund, in each case as of the date of the Reorganization. Acquiring Fund shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Preferred Shares and Other Securities. Currently, neither the Acquiring Fund nor the Acquired Fund have issued preferred shares. However, the Acquiring Fund intends to issue preferred shares within the next twelve months. The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than common shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund issues preferred shares in the future, the Fund will limit such issuance so that the total amount of leverage outstanding will not exceed 40% of the Fund’s Managed Assets. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s current income after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of current income to Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Preferred shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

Distributions. The Funds have similar dividend policies with respect to the payment of dividends on their shares. Distributions of net investment income for each Fund are declared and paid on a monthly basis. The net income of a Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Any net gains realized by the Funds on sales of securities are distributed to shareholders at least annually. As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders of record as of the end of the Acquiring Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund.

Outstanding Shares as of [Record Date]

Outstanding Common Shares
Acquired Fund	[5,723,895	]
Acquiring Fund	[11,519,934	]

Purchase and Sale

Each Fund’s common shares are listed on the NYSE. The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “FINS” and will continue to be so listed following the Reorganization. The shares of common stock of the Acquired Fund are listed on the NYSE under the ticker symbol “VAM” and would be delisted from the NYSE following the Reorganization.

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

Acquired Fund

	Market Price ($)		Net Asset Value ($)		Premium/(discount) to net asset value
Period Ended	High	Low	High	Low	High	Low
December 2019	13.49	13.17	13.91	13.58	(1.3)%	(3.4)%
September 2019	13.32	12.91	13.63	13.29	(0.6)%	(3.6)%
June 2019	13.34	12.99	13.29	13.09	1.3%	(1.3)%
March 2019	12.77	12.09	13.06	12.39	2.2%	(5.0)%
December 2018	13.08	12.45	12.73	12.16	4.2%	0.6%
September 2018	13.08	12.63	12.76	12.60	3.1%	(0.4)%
June 2018	12.91	12.40	12.73	12.43	2.3%	(0.3)%
March 2018	12.91	12.46	12.91	12.46	0.00%	0.00%
December 2017	12.80	12.64	12.80	12.64	0.00%	0.00%

NAV is used for market price for all data points prior to May 10, 2018, given that the Acquired Fund did not trade or price prior to that date.

Acquiring Fund

	Market Price		Net Asset Value		Premium/(discount) to net asset value
Period Ended	High	Low	High	Low	High	Low
October 2019	$21.30	$19.70	$20.33	$19.96	5.45%	(2.14)%
July 2019	$20.78	$19.85	$20.13	$19.97	3.22%	(0.65)%

As of December 31, 2019, the net asset value per common share of the Acquired Fund was $13.91 and the market price per common share was $13.45, representing a discount to net asset value of 3.31% and the net asset value per common share of the Acquiring Fund was $20.25 and the market price per common share was $20.69, representing a premium to net asset value of 2.17%. Common shares of each Fund have historically traded at both a premium and a discount to net asset value. It is not possible to state whether Acquiring Fund shares will trade at a discount or premium to NAV following the reorganization, or what the extent of any such discount or premium might be.

Performance Information

The performance table below illustrates the past performance of an investment in shares of the Acquired Fund and Acquiring Fund by setting forth the average total returns for the Acquired Fund and Acquiring Fund for the period(s) ended December 31, 2019. A Fund’s past performance does not necessarily indicate how its shares will perform in the future.

	Average Annual Total Return on Net Asset Value		Average Annual Total Return on Market Value		Inception Date
	One Year	Since Inception	One Year	Since Inception
Acquired Fund	13.93%	4.43%	5.62%	2.28%	October 2, 2017
Acquiring Fund	N/A	4.86%	N/A	7.12%	May 31, 2019

[Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.]

CALCULATION OF NET ASSET VALUE

The Acquiring Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday). The Acquiring Fund’s NAV is calculated by dividing the value of the Acquiring Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Acquiring Fund’s assets generally are valued at their market value. If market prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Acquiring Fund’s Board. For example, the Acquiring Fund may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines established by the Acquiring Fund’s Board, the Acquiring Fund (with the assistance of its service providers) seeks to assign the value that represents the amount that the Acquiring Fund might reasonably expect to receive upon a current sale of the securities. In this regard, the Acquiring Fund’s investment adviser, pursuant to the terms of the investment advisory agreement with the Acquiring Fund, has agreed to provide the Acquiring Fund’s pricing information that the Acquiring Fund’s investment adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Acquiring Fund’s valuation procedures. The Acquiring Fund’s fair value guidelines include the consideration of pricing information from one or more third-party pricing sources, which information is monitored by the Acquiring Fund’s investment adviser daily. The Acquiring Fund’s Board oversees the Acquiring Fund’s investment adviser’s implementation of the fair value guidelines established by the Acquiring Fund’s Board.

Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Acquiring Fund at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Acquiring Fund’s fair value methodology is inappropriate. Once a security is fair valued, the Acquiring Fund will re-examine the appropriateness of the fair values on a regular basis. In addition, the Acquiring Fund and its service providers conduct systematic comparisons of transacted prices for sold positions and the most recent valuations, including fair values, on a monthly basis. To the extent the Acquiring Fund invests in mutual funds, the Acquiring Fund’s NAV is calculated based, in part, upon the NAVs of such mutual funds; the prospectuses for those mutual funds in which the Acquiring Fund may invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs.

Because the Acquiring Fund relies on various sources to calculate its NAV, the Acquiring Fund is subject to certain operational risks associated with reliance on third-party service providers and data sources. The Acquiring Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Acquiring Fund’s NAV and/or the inability to calculate its NAV over extended time periods. The Acquiring Fund may be unable to recover any losses associated with such failures.

DIVIDEND REINVESTMENT PLAN

The dividend reinvestment plan (the “Plan”) of the Acquiring Fund, described below, will be the dividend reinvestment plan of the Combined Fund.

The Fund has adopted a Plan that provides that distributions of dividends and capital gains are automatically reinvested in shares of the Fund by Fund Services, as Plan Agent. Unless a Shareholder indicates another option on the account application or otherwise opts-out, Shareholders holding at least one full Share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s NAV per Share, the Fund will issue shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per Share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees. Currently, dividend reinvestment plan participants that direct the sale of shares through the Plan Agent are subject to a $25.00 fee plus a sales commission of $4.95.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Purchases of additional shares of the Fund will be made on the open market. There is no transaction fee, and each participant will pay a pro rata share of brokerage commissions incurred in connection with purchases made on the open market. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone or in writing. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your broker, you will need to request that the Plan Agent electronically transfer your shares to your broker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone or in writing. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a fee currently set at $25.00 and less a sales commission currently set at $4.95. If a Shareholder does not maintain at least one whole Share in the Plan account, the Plan Agent may terminate such Shareholder’s participation in the Plan after written notice. Upon termination, Shareholders will be sent a check for the cash value of any fractional Share in the Plan account, less any applicable broker commissions and taxes. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 60 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 60 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to Fund Services in writing at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

CERTAIN PROVISIONS OF THE ACQUIRING FUND’S DECLARATION OF TRUST

The Acquiring Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Acquiring Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Acquiring Fund. Such attempts could have the effect of increasing the expenses of the Acquiring Fund and disrupting the normal operation of the Fund. The trustees are divided into three classes, designated class I, class II, and class III. The term of class I will expire on the date of the first annual meeting of shareholders, or special meeting in lieu thereof; the term of class II will expire on the date of the second annual meeting of shareholders, or special meeting in lieu thereof; and the term of class III will expire on the date of the third annual meeting of shareholders, or special meeting in lieu thereof. At each annual meeting, one class of trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A trustee may be removed from office for cause only, and only by action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee, in addition to a written instrument, signed by at least 75% of the remaining trustees.

The Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board for a period of at least 36 months (or since the commencement of the Acquiring Fund’s operations, if less than 36 months) or (ii) were nominated to serve as members of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration of Trust requires the affirmative vote or consent of a majority of the entire Board and holders of at least 75% of the Acquiring Fund’s Shares outstanding and entitled to vote, if any, to authorize certain Acquiring Fund transactions not in the ordinary course of business, including a merger, consolidation or share exchange; certain issuances or transfers by the Acquiring Fund of the Acquiring Fund’s shares (except as may be pursuant to a public offering, the Acquiring Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights); certain sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of Acquiring Fund assets; the dissolution, liquidation or termination of the Acquiring Fund or a series or class of shares; the issuance of any securities of the Fund to any principal shareholder for cash, except as part of an offering in which the principal shareholder has no special right to participate as compared to other holders of the same class of shares; or any shareholder proposal regarding specific investment decisions (unless the transaction is authorized by both a majority of the trustees and 75% of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act)). The Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of at least 75% of the Acquiring Fund’s shares outstanding and entitled to vote to authorize a conversion of the Acquiring Fund from a closed-end to an open-end investment company.

CONVERSION TO OPEN-END FUND

The Acquiring Fund may be converted to an open-end investment company at any time if approved by the holders of the majority of the Acquiring Fund’s Shares outstanding and entitled to vote, provided that, unless otherwise required by law, any preferred shares that may be issued by the Acquiring Fund in the future may carry the right to vote separately on such a conversion. It also is possible that a supermajority of preferred shares could be required to approve a conversion, or that preferred shares may have other rights with respect to a conversion. Any affirmative vote or consent of Shareholders or preferred Shareholders shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or any agreement between the Acquiring Fund and any national securities exchange. In the event of conversion, the Shares would cease to be listed on the NYSE or other national securities exchange. Any preferred shares would need to be redeemed and all or portion of any borrowings may need to be repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Acquiring Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Acquiring Fund were converted to an open-end fund, it is likely that new shares may be sold at NAV plus a sales load. In addition, to the extent the Acquiring Fund is merged, consolidated or converted into an open-end registered investment company, it may no longer be able to use the same investment strategies. In particular, if the Acquiring Fund were to operate as an open-end investment company, it would be required to hold a greater amount of liquid assets and would be more limited in the amount of leverage it could employ, which could impact the Acquiring Fund’s performance.

APPRAISAL RIGHTS

Shareholders of the Acquired Fund and the Acquiring Fund do not have appraisal rights in connection with the proposed transactions.

FINANCIAL HIGHLIGHTS

The Acquired Fund

The Financial Highlights table is intended to help you understand the Acquired Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquired Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended September 30, 2019, is unaudited. The information for the other periods shown has been audited by [                        ], the Acquired Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended March 31, 2019, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquired Fund’s Annual Report for the fiscal year ended March 31, 2019, which is available upon request.

	For the Six Months Ended September 30, 2019 (Unaudited)	For the Year Ended March 31, 2019	For the Period October 2, 2017* Through March 31, 2018
Net asset value, beginning of period	$14.34	$14.63	$15.00

Income from Investment Operations:
Net investment income(1)	0.16	0.47	0.02
Net realized and unrealized gain (loss) on investments	0.32	0.21	(0.39)

Total from investment operations	0.48	0.68	(0.37)

Less Distributions:
From net investment income	(0.59)	(0.52)	—
From net realized gains	—	(0.24)	— [2]
From return of capital	—	(0.21)	—

Total distributions	(0.59)	(0.97)	—

Net asset value, end of period	$14.23	$14.34	$14.63

Per share market price, end of period	$13.75	14.02	N/A

Total net asset value return	4.37%[4]	4.83%	(2.45)%[4]
Total market price return	3.15%[4]	2.49%	N/A [3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$81,273	$81,695	$81,658
Ratio of expenses to average net assets: (including interest expense and interest on securities sold short)	3.84%[5,6]	3.67%[6]	3.46%[5,6]

Ratio of net investment income to average net assets: (including interest expense and interest on securities sold short)	2.23%[5]	3.21%	0.21%[5]
Portfolio turnover rate	88%[4]	282%	79%[4]

Senior Securities
Total borrowings (000’s omitted)	$20,825	$19,043	$11,610
Asset coverage per $1,000 unit of senior indebtedness[7]	$4,903	$5,290	$8,034

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	The Fund did not begin trading on the New York Stock Exchange until May 10, 2018.
4	Not annualized.
5	Annualized.
6

If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.26% for the six months ended September 30, 2019, 1.00% for the year ended March 31, 2019 and 0.51% for the period ended March 31, 2018.

7

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The Acquiring Fund

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the period shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the fiscal period ended July 31 2019, is unaudited. Financial statements for the fiscal period ended July 31 2019, appear in the Acquiring Fund’s Semi-Annual Report for the fiscal period ended July 31 2019, which is available upon request.

	For the Period Ended July 31, 2019 (Unaudited) (a)
Selected Per Share Data:
Net asset value, beginning of period	$20.00

Income from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investments	0.07

Total from investment operations	0.19

Less distributions to shareholders:
From net investment income	(0.12)

Total distributions	(0.12)

Net asset value, end of period	$20.07

Total return on net asset value	0.94	% (b)(c)
Total return on market	0.84	% (b)(d)
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$231,190
Ratio of expenses to average net assets after waiver and reimbursement (e)	1.25	% (f)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	3.09	% (f)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	3.54	% (f)
Portfolio turnover rate	0.00%

(a) Fund commenced operations on May 31, 2019.
(b) Not Annualized.

(c)   Total return on net asset value is computed based upon the net asset value of common stock on the first business day and the closing net asset value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(d)   Total return on market is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(e) Ratio of expenses to average net assets before waiver and reimbursement.	1.70	% (f)
(f) Annualized.

INFORMATION ABOUT THE REORGANIZATION

General

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement/Prospectus), the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s accrued and unpaid liabilities and obligations in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed by the Acquired Fund to its shareholders in the form of a liquidating distribution. Acquiring Fund common shares issued to the Acquired Fund shareholders will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s outstanding shares of common stock immediately prior to the Reorganization. Each shareholder of the Acquired Fund will receive the number of Acquiring Fund common shares corresponding to his or her proportionate interest in the shares of common stock of the Acquired Fund (with cash in lieu of fractional shares). As soon as practicable after the Closing Date for the Reorganization, the Acquired Fund will dissolve pursuant to Maryland law.

The distribution of Acquiring Fund common shares to the Acquired Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts Acquiring Fund common shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due to such shareholder.

As a result of the Reorganization, each shareholder of the Acquired Fund will own Acquiring Fund common shares that will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s shares of Acquired Fund common stock immediately prior to the Closing Date (with cash in lieu of fractional shares). Since the Acquiring Fund common shares will be issued at net asset value in exchange for the common shares of the Acquired Fund having a value equal to the aggregate net asset value of those Acquiring Fund common shares, the net asset value per share of Acquiring Fund common shares should remain virtually unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of the net asset value of Acquiring Fund common shares. However, as a result of the Reorganization, a shareholder of either of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in the Acquired Fund and the Acquiring Fund prior to the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Proxy Statement/Prospectus.

Valuation of Common Shares

The net asset value per Acquiring Fund Share shall be computed as of the time at which the Acquired Fund and the Acquiring Fund calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (the “Effective Time”), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties shall confer and mutually agree on the valuation.

All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBFS”), in its capacity as administrator for the Acquiring Fund, in accordance with the Acquiring Fund’s valuation procedures to the extent it is consistent with the valuation procedures of the Acquired Fund. In the event of any inconsistency, the parties shall confer and mutually agree on the valuation.

Calculation of Number of Acquiring Fund Shares

As of the Effective Time, each Acquired Fund share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund to the net asset value per share of the Acquiring Fund. No fractional Acquiring Fund shares will be distributed unless such shares are to be held in a dividend reinvestment plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, (a) approval by shareholders of the Acquired Fund under the Proposal, (b) approval by shareholders of the Acquiring Fund of the issuance of additional Acquiring Fund common shares, and (c) each Fund’s receipt of certain routine certificates and legal opinions.

Termination

The Reorganization Agreement may be terminated by resolution of the Board of either Fund at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Acquiring Fund and the Acquired Fund, make proceeding with the Reorganization inadvisable.

Expenses of the Reorganization

The expenses relating to the proposed Reorganization will be borne by Angel Oak and Vivaldi, as agreed to by those parties. Angel Oak and Vivaldi will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement/Prospectus and prospectus supplements of the Acquired Fund and the Acquiring Fund relating to the Reorganization, proxy solicitation expenses, expenses of holding the shareholder meeting with respect to the Acquired Fund and the Acquiring Fund, and winding down the operations and terminating the existence of the Acquired Fund; expenses of service providers to the Acquired Fund in consummating the Reorganization (such as those charged by the transfer agent, custodian, fund accountant or intermediaries); legal fees of counsel to each of the Acquired Fund and the Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; all necessary taxes in connection with the delivery of the Assets or otherwise incurred in connection with the Reorganization, including all applicable federal and state stock transfer stamps; and incremental fees or costs incurred by reason of the Reorganization, such as additional costs associated with the preparation and distribution of shareholder reports and other documents to the extent that they are prepared and disseminated separately for the Acquired Fund, but will not include brokerage costs or other transaction costs associated with portfolio adjustments. The expenses of the Reorganization are estimated to be $[ ].

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following discussion summarizes certain material U.S. federal income tax consequences of the Reorganization, including an investment in Acquiring Fund shares, that are applicable to you as an Acquired Fund shareholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this Proxy statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person or entity that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes (or a holder of interests in such a partnership).

For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Acquiring Fund shares who is for U.S. federal income tax purposes: (1) a citizen or individual resident of the United States; (2) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (3) a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or (4) an estate the income of which is subject to U.S. federal income taxation regardless of its source. A “non-U.S. shareholder” is a beneficial owner of Acquiring Fund shares who is for U.S. federal income tax purposes a person other than: (1) a U.S. shareholder and (2) a partnership.

The Acquiring Fund has not requested, and will not request, an advance ruling from the Internal Revenue Service, or the IRS, as to the U.S. federal income tax consequences of the Reorganization or any related transactions. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Tax Consequences of the Reorganization

Neither the Acquiring Fund nor the Acquired Fund will receive an opinion as to the tax consequences of the Reorganization for the Acquiring Fund, the Acquired Fund or the Acquired Fund’s shareholders. While the tax treatment of the Reorganization is not entirely clear, the Acquiring Fund and the Acquired Fund will treat the Reorganization as a taxable exchange not qualifying as a “reorganization,” within the meaning of Section 368(a) of the Code. As a result of such treatment, generally:

•	no gain or loss will be recognized by the Acquiring Fund or holders of Acquiring Fund shares as a result of the Reorganization;

•

following the Reorganization, the Acquiring Fund’s tax basis in the assets that it receives pursuant to the Reorganization will equal the amount of cash plus the fair market value of stock and any other consideration paid to the Acquired Fund holders of Acquired Fund shares, plus certain expenses incurred by the Acquiring Fund in connection with consummating the Reorganization;

•	the Acquiring Fund’s holding period in holdings that it receives pursuant to the Reorganization will begin on the day following the completion of the Reorganization;

•

since the Reorganization will be a taxable event for holders of Acquired Fund shares as of the date of the Reorganization, such holders of Acquired Fund shares will recognize gain or loss upon the exchange of their Acquired Fund shares for Acquiring Fund shares and cash equal to the difference between the fair market value of the Acquiring Fund shares and the amount of cash received by the Acquired Fund shareholder and the Acquired Fund shareholder’s tax basis in his, her or its Acquired Fund shares. Such gain or loss generally will be a capital gain or loss, and will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the Acquired Fund shares is greater than one year;

•

the tax basis in any Acquiring Fund shares received by a holder of Acquired Fund shares pursuant to the Reorganization will equal the fair market value of the Acquiring Fund shares received by such holder on the date of its acquisition; and

•	an Acquired Fund shareholder’s holding period in any Acquiring Fund shares received pursuant to the Reorganization will begin on the day following the date of its acquisition.

Tax Consequences if the Merger Qualifies as a Reorganization

If, contrary to the intended tax treatment of the Reorganization as a taxable exchange, the Reorganization is instead treated by the Internal Revenue Service as a “reorganization” within the meaning of Section 368(a) of the Code, generally:

•

no gain or loss will be recognized by holders of Acquired Fund shares upon the exchange of their Acquired Fund shares for Acquiring Fund shares, except with respect to cash received instead of a fractional share interest as discussed below.

•

the tax basis in Acquiring Fund shares received by a holder of Acquired Fund shares pursuant to the Reorganization will be the same as the tax basis of such holder’s shares of Acquired Fund exchanged therefor, reduced by any tax basis that is properly allocable to any fractional share interest of shares of Acquiring Fund that is redeemed for cash, as discussed below.

•

an Acquired Fund shareholder’s holding period in any Acquiring Fund shares received pursuant to the Reorganization will include the holding period of the shares of Acquired Fund for which it is exchanged.

Further, no gain or loss will be recognized by the Acquiring Fund or Acquired Fund upon transfer of Acquired Fund’s assets in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund or upon the deemed distribution of shares of Acquiring Fund by Acquired Fund to its shareholders. Acquiring Fund’s tax basis in the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same as Acquired Fund’s tax basis in the assets immediately prior to the transfer and Acquiring Fund’s holding periods for the assets of Acquired Fund will include the periods during which such assets were held by Acquired Fund. Acquiring Fund will succeed to, and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and the U.S. Treasury regulations thereunder.

If an Acquired Fund shareholder receives cash instead of a fractional share of Acquiring Fund, the Acquired Fund shareholder will be treated as having received the fractional share of Acquiring Fund pursuant to the Reorganization and then as having sold that fractional share of Acquiring Fund for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of Acquiring Fund. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the date of Reorganization, the holding period for the shares (including the holding period of Acquired Fund surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Backup Withholding

Consideration paid a holder of Acquired Fund shares may, under certain circumstances, be subject to information reporting and backup withholding, unless the holder provides proof of an applicable exemption satisfactory to Acquiring Fund and the exchange agent or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

U.S. Federal Income Taxation of an Investment in Acquiring Fund Shares

The following discussion summarizes the U.S. federal income taxation of an investment in Acquiring Fund shares by shareholders of the Acquired Fund as a result of the Reorganization. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.

The Acquiring Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Acquiring Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to shareholders. To qualify as a RIC in any tax year, the Acquiring Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Acquiring Fund will satisfy these tests if (i) at least 90% of the Acquiring Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Acquiring Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Acquiring Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Acquiring Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Acquiring Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Acquiring Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Acquiring Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Acquiring Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

In addition, to maintain RIC tax treatment, the Acquiring Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to shareholders (the “90% distribution requirement”). If the Acquiring Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Acquiring Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to shareholders (including amounts that are reinvested pursuant to a dividend reinvestment program). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Acquiring Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains, that the Acquiring Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Acquiring Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to shareholders. If the Acquiring Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gains as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Acquiring Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Acquiring Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Acquiring Fund will be, subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Acquiring Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Acquiring Fund has met this distribution requirement, the Acquiring Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Acquiring Fund in October, November or December of any calendar year, payable to shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Acquiring Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

If the Acquiring Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Acquiring Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate shareholders. In addition, the Acquiring Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Acquiring Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Acquiring Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Acquiring Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with OID, may cause the Acquiring Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Acquiring Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Acquiring Fund’s investment company taxable income for the tax year it is accrued, the Acquiring Fund may be required to make a distribution to shareholders to meet the distribution requirements described above, even though the Acquiring Fund will not have received any corresponding cash or property. The Acquiring Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Acquiring Fund’s investments for U.S. federal income tax purposes. In particular, the Acquiring Fund expects to invest a portion of its net assets in below investment grade instruments, TruPS and convertible securities. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Acquiring Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. The 2017 tax legislation amended certain income recognition rules, but the details of the application of the amended legislation remain subject to regulatory guidance. Although the Acquiring Fund will seek to address these and other issues, to the extent necessary, in connection with the Acquiring Fund’s general intention to distribute sufficient income to qualify, and maintain its qualification to be subject to tax as a RIC and to minimize the risk that it becomes subject to U.S. federal income or excise tax, no assurances can be given that the Acquiring Fund will not be adversely affected as a result of such issues.

Income received by the Acquiring Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Acquiring Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Acquiring Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Acquiring Fund will be successful in this regard. If more than 50% of the value of the Acquiring Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Acquiring Fund will be eligible to elect to “pass-through” to the Acquiring Fund the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Acquiring Fund. If the Acquiring Fund so elects, each shareholder would be required to include in gross income, even though not actually received, each shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Acquiring Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount as a foreign tax credit against federal income tax (but not both), in each case subject to various limitations.

The Acquiring Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Acquiring Fund held the PFIC shares. The Acquiring Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Acquiring Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Acquiring Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions and other income with respect to a PFIC. All excess distributions are taxable as ordinary income.

The Acquiring Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Acquiring Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Acquiring Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Acquiring Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Acquiring Fund shareholders, and which will be recognized by Acquiring Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Some of the Structured Products in which the Acquiring Fund invests may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of Structured Products that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Acquiring Fund to recognize income in a tax year in excess of the Acquiring Fund’s distributions from such Structured Products, PFICs and the Acquiring Fund’s proceeds from sales or other dispositions of equity interests in other Structured Products and other PFICs during that tax year. As a result, the Acquiring Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs. The IRS recently issued final regulations that generally treat the Acquiring Fund’s income inclusion with respect to a PFIC with respect to which the Acquiring Fund has made a QEF election as Qualifying RIC Income either if (A) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Acquiring Fund’s business of investing in stock, securities, or currencies.

If the Acquiring Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a Structured Product treated as CFC, the Acquiring Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Acquiring Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Acquiring Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Acquiring Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Acquiring Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Acquiring Fund’s income from a CFC exceeds the distributions from the CFC and the Acquiring Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation. The IRS recently issued final regulations that generally treat the Acquiring Fund’s income inclusion with respect to a CFC as Qualifying RIC Income either if (A) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Acquiring Fund’s business of investing in stock, securities, or currencies.

The functional currency of the Acquiring Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Acquiring Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Acquiring Fund’s investment company taxable income subject to distribution to Acquiring Fund shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Acquiring Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Acquiring Fund would not be able to distribute amounts considered dividends for U.S.

federal income tax purposes, and any distributions during a tax year made by the Acquiring Fund before such losses were recognized would be re-characterized as a return of capital to Acquiring Fund shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Acquiring Fund shareholder’s tax basis in Acquiring Fund shares.

If the Acquiring Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Acquiring Fund’s ability to declare and pay dividends on Acquiring Fund shares. Limits on the Acquiring Fund’s ability to pay dividends on Acquiring Fund shares may prevent the Acquiring Fund from meeting the distribution requirements described above and, as a result, may affect the Acquiring Fund’s ability to be subject to tax as a RIC or subject the Acquiring Fund to income tax or undistributed income or the 4% excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Acquiring Fund is precluded from making distributions on Acquiring Fund shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Acquiring Fund to enable the Acquiring Fund to satisfy the distribution requirements that would enable the Acquiring Fund to be subject to tax as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon repurchase or liquidation of such preferred shares.

Certain of the Acquiring Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Acquiring Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Acquiring Fund’s status as a RIC. The Acquiring Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Acquiring Fund has qualified and maintain its qualification as a RIC and has satisfied the distribution requirements described above.

TAXATION OF U.S. SHAREHOLDERS

This subsection applies to U.S. shareholders only. Persons who are not U.S. shareholders should refer to “Taxation of Non-U.S. shareholders,” below.

Distributions

Distributions of the Acquiring Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Acquiring Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Properly reported distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a shareholder has owned shares. The ultimate tax characterization of the Acquiring Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Acquiring Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Acquiring Fund. A distribution of an amount in excess of the Acquiring Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s tax basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder’s tax basis in its shares, the excess will be treated as gain from a sale or exchange of shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares. Generally, for U.S. federal income tax purposes, a shareholder receiving shares under a dividend reinvestment program will be treated as having received a distribution equal to the amount of cash that could have been received instead.

A return of capital to shareholders is a return of a portion of their original investment in the Acquiring Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Acquiring Fund shares, even if such shares are sold at a loss relative to the shareholder’s original investment.

It is expected that a substantial portion of the Acquiring Fund’s income will consist of ordinary income. For example, interest and OID derived by the Acquiring Fund characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Acquiring Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Acquiring Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Acquiring Fund makes an election to accrue market discount on a current basis. In addition, certain of the Acquiring Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

Properly reported distributions made by the Acquiring Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions are attributable to qualifying dividends received by the Acquiring Fund. In addition, any portion of the Acquiring Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares. Properly reported distributions of an individual or other non-corporate shareholder will be treated as “qualified dividend income” to such shareholder to the extent of the Acquiring Fund’s “qualified dividend income” and generally will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Acquiring Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Acquiring Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

If a person acquires shares shortly before the record date of a distribution, the price of the shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such shares.

Distributions paid by the Acquiring Fund generally will be treated as received by a shareholder at the time the distribution is made. However, the Acquiring Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Acquiring Fund makes such an election, the shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Acquiring Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Sale or exchange of shares

The repurchase or transfer of shares (including in connection with termination of the Acquiring Fund) may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may be treated as a dividend (as opposed to a sale or exchange) for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a shareholder on the sale or exchange of shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or other disposition of shares if the shareholder acquires (including through reinvestment of distributions or otherwise) shares, or enters into a contract or option to acquire shares, within 30 days before or after any disposition of such shares at a loss. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the same rate as ordinary income. Non-corporate shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

Medicare tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from repurchases or other taxable dispositions of shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Acquiring Fund.

Certain reporting requirements

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup withholding and information reporting

Information returns will be filed with the IRS in connection with payments on shares and the proceeds from a sale or other disposition of shares. A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

TAXATION OF NON-U.S. SHAREHOLDERS

This subsection applies to Non-U.S. shareholders only. Persons who are U.S. shareholders should refer to “Taxation of U.S. shareholders,” above.

Whether an investment in the Acquiring Fund is appropriate for a non-U.S. shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Acquiring Fund by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisors before investing in shares.

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. shareholder”), depends on whether the income that the shareholder derives from the Acquiring Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income that a non-U.S. shareholder derives from the Acquiring Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. shareholder, distributions of “investment company taxable income” (including any deemed distributions with respect to a repurchase offer) will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. shareholder derives from the Acquiring Fund is effectively connected with a U.S. trade or business of the non-U.S. shareholder, the Acquiring Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. shareholders.

A non-U.S. shareholder whose income from the Acquiring Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Acquiring Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. If, however, such a non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of shares will be subject to a 30% U.S. tax.

Furthermore, properly reported distributions by the Acquiring Fund and received by non-U.S. shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Acquiring Fund in respect of the Acquiring Fund’s “qualified net interest income” (i.e., the Acquiring Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Acquiring Fund in connection with the Acquiring Fund’s “qualified short-term capital gains” (generally, the excess of the Acquiring Fund’s net short-term capital gains over the Acquiring Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Acquiring Fund may designate all, some or none of the Acquiring Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares held through an intermediary, the intermediary may have withheld amounts even if the Acquiring Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). There can be no assurance as to what portion, if any, of the Acquiring Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Acquiring Fund will invest.

If the income from the Acquiring Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Acquiring Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the rates applicable to, U.S. persons. If such a non-U.S. shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Acquiring Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Acquiring Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.

Shareholders may be requested to provide additional information to the Acquiring Fund to enable the Acquiring Fund to determine whether withholding is required.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Acquiring Fund, including the potential application of the U.S. estate tax.

OTHER TAXES

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Acquiring Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in shares may have tax consequences for Shareholders that are different from those of a direct investment in the Acquiring Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Acquiring Fund.

VOTING INFORMATION AND REQUIREMENTS

Record Date

Shareholders of record of the Acquiring Fund as of the close of business on [ ], 2020, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each share held.

Proxies

Shareholders of record as of the Record Date may vote by appearing in person at the Special Meeting, or may authorize a proxy to vote their shares by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. Please note that if you are a holder in “street name” and wish to vote in person at the Special Meeting, you must obtain a legal proxy from your broker or bank, which may take several days.

Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.

You may revoke your proxy by (1) delivering a written revocation notice received by the Acquired Fund no later than the opening of the polls at the Special Meeting; (2) delivering a later-dated proxy received by the Acquired Fund no later than the opening of the polls at the Special Meeting; or (3) voting in person at the Special Meeting.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Proposal.

Quorum

A quorum of shareholders must be present for any business to be conducted at the Special Meeting.

The presence in person or by proxy of the holders of shares of stock entitled to cast one third of the votes entitled to be cast shall constitute a quorum at the Special Meeting. Abstentions and broker non-votes, will be treated as shares present for quorum purposes.

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The approval of the Reorganization Agreement is considered “non-routine,” so brokers will not have discretionary voting power with respect to that proposal.

Abstentions and broker non-votes, if any, will have the same effect as votes “AGAINST” the Proposal.

Adjournments

If a quorum is not present at the Special Meeting, the chairman of the meeting or the shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Householding

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Acquired Fund who share an address, unless the Acquired Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct the Acquired Fund otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Acquired Fund at the address and phone number set forth above.

Other Matters with Respect to the Special Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated specifically in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposal, no other business may properly come before the Special Meeting. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

The Acquired Fund does not have a formal policy regarding Board member attendance at shareholder meetings.

Shareholder Communications

Shareholders of the Acquired Fund who wish to send communications to the Board of the Acquired Fund should send them to the address of the Acquired Fund and to the attention of the Board c/o the Secretary of the Acquired Fund c/o UMD Fund Services Inc., 235 West Galena Street, Milwaukee, WI 53212. All such communications will be directed to the Board’s attention.

Vote Required for the Proposal

The Proposal will require the affirmative vote of a majority of the outstanding voting shares (as defined under the 1940 Act) of the Acquired Fund. The 1940 Act defines a majority of the outstanding voting shares as the lesser of either (i) at least 67% of the voting securities present at the meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares.

SHAREHOLDER INFORMATION

As of January 14, 2020, with respect to the Acquired Fund, and January 31, 2020, with respect to the Acquiring Fund, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of either Fund’s outstanding common stock, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders. The Funds do not have knowledge of the identity of the ultimate beneficiaries of the common shares listed below.

The Acquired Fund

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
TD Ameritrade Clearing, Inc. Omaha, NE 68154-2631	Common Stock	4,142,688	72.38%	26.75%

Goldman Sachs & Co. LLC Jersey City, NJ 07302	Common Stock	693,919	12.12	4.48%

National Financial Services LLC Jersey City, NJ 07310	Common Stock	372,744	6.51	2.41%

Charles Schwab & Co., Inc. Omaha, NE 68154-2631	Common Stock	443,528	7.75	2.86%

The Acquiring Fund

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
UBS Financial Services 3710 South Parton Street Santa Ana, CA 72707-4831	Common Shares	4,338,773	38%	28%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	Common Shares	2,296,445	20%	15%

RBC Capital Markets 200 Vesey Street, 9th Floor New York, NY 10281	Common Shares	1,308,813	11%	18%

Security Ownership of Management and Principal Shareholders

As of December 31, 2019, the current officers and directors of the Acquired Fund, in the aggregate, owned approximately 1.4% of the outstanding shares of any class of the Acquired Fund. As of December 31, 2019, the current officers and trustees of the Acquiring Fund, in the aggregate, owned less than 1% of the outstanding shares of any class of the Acquiring Fund.

SHAREHOLDER PROPOSAL

With respect to the Acquired Fund, shareholder proposals to be presented at an annual meeting of shareholders must be delivered to, or mailed and received at, the principal executive offices of the Fund not less than 120 days in advance of the one year anniversary of the date the Fund’s proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders. If the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, shareholder proposals must be received a reasonable time before the Fund begins to print and send its proxy materials. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of at least $2,000, and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the annual meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and the submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the annual meeting. A shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Exchange Act.

The Acquired Fund [will hold][held] its 2020 annual meeting of shareholders on March 3, 2020. If the Reorganization is completed, the Acquired Fund will not hold further annual meetings of shareholders. However, if the Reorganization is terminated for any reason, the Acquired Fund expects to hold an annual meeting of shareholders during the first quarter of 2021.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about [ ], 2020. Shareholders of the Acquired Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of February 6, 2020, by and between Angel Oak Financial Strategies Income Term Trust, a Delaware statutory trust (the “Acquiring Fund”), and Vivaldi Opportunities Fund, a Maryland corporation (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). Angel Oak Capital Advisors, LLC, the investment adviser to the Acquiring Fund, and Vivaldi Asset Management, LLC, the investment adviser to the Acquired Fund, are parties to this Agreement solely for purposes of paragraph 8.2.

The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, par value of $0.01 per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and of the Board of Directors of the Acquired Fund have authorized and approved the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1 The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2 Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3 Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and stated liabilities as of the Effective Time delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 6.2(b) (collectively, the “Liabilities”).

1.4 Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (with cash being distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders (together with any cash distributed to Acquired Fund Shareholders in lieu thereof, pursuant to paragraph 2.3) shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6 Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date (as defined in paragraph 3.1) and such later date as the Acquired Fund’s existence is terminated.

1.7 Withholding Taxes. Each of the Acquired Fund and the Acquiring Fund shall be entitled to deduct and withhold from any consideration delivered pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax law. Amounts so withheld and paid over to the appropriate taxing authority shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction or withholding was made.

2.	VALUATION

2.1 Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2 Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.3 Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2. No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account. In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4 Determination of Value. All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBFS”), in its capacity as administrator for the Acquiring Fund, in accordance with the Acquiring Fund’s Valuation Policy to the extent it is consistent with the valuation procedures of the Acquired Fund. In the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.5 Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1 Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund on or about April 7, 2020 immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2 Transfer and Delivery of Assets. The Acquired Fund shall direct UMB Bank National Association (“UMB Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by UMB Bank, on behalf of the Acquired Fund, to U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. UMB Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of UMB Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as U.S. Bank, as custodian of the Acquiring Fund, deems appropriate.

3.3 Share Records. The Acquired Fund shall direct American Stock Transfer & Trust Company, LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4 Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Directors of the Acquired Fund and the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation and Bylaws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d) The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Maryland law or a material violation of its Articles of Incorporation and Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h) Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at March 31, 2019, have been audited by [                    ], independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (a copy of which is available at www.vivaldicef.com) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since March 31, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) At the end of its first taxable year since its commencement of operations, the Acquired Fund will properly elect to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(m) The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit and there are no actual or proposed tax deficiencies with respect to the Acquired Fund.

(n) All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Directors of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2 Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(d) At the end of its first taxable year since its commencement of operations, the Acquiring Fund will properly elect to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(f) The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(g) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(h) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of the Acquiring Fund’s Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(i) Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to the approval of the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(l) The Proxy Statement/Prospectus will at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (l) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1 Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Shareholder Meeting. The Acquired Fund and Acquiring Fund will each call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6 Proxy Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement/Prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7 Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8 Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.9 Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10 Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11 Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12 Indemnification. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund’s current and former Directors and officers, acting in their capacities as such, under the Acquired Fund’s Articles of Incorporation and Bylaws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund, its successors or assigns for a period of six years from the date of this Agreement.

6.	CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d) The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e) The Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i) the Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii) The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Declaration of Trust or By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(vi) The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2 Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and known Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Principal Financial Officer or Treasurer of the Acquired Fund.

(c) The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Principal Financial Officer or Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d) The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f) The Acquiring Fund, shall have received on the Closing Date the opinion of Faegre Drinker Biddle & Reath, LLP, counsel the Acquired Fund (or local Maryland counsel with respect to matters governed by the laws of the State of Maryland) (each such opinion may reasonably rely on certificates of officers or Directors of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of the Acquired Fund’s properties and assets, and to carry on its business, including that of the Acquired Fund, as presently conducted;

(ii) The Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, is a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Articles of Incorporation or its Bylaws or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Maryland);

(v) The Acquired Fund is a registered investment company classified as a management company of the closed-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi) The outstanding shares of the Acquired Fund are registered under the 1933 Act, and such registration is in full force and effect; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or the Acquired Fund or any of their respective properties or assets, and neither the Acquired Fund nor the Acquired Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3 Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Directors of the Acquired Fund and (ii) the requisite shareholders of the Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquired Fund, nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.3(a).

(b) The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of the Acquiring Fund and (ii) the requisite shareholders of the Acquiring Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquired Fund, nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.3(b).

(c) At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

6.4. UMB Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.5. The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

6.6. The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

6.7. Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

7.	INDEMNIFICATION

7.1 Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its directors, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2 Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s directors, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3 Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser or subadviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Articles of Incorporation of the Acquired Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4 Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund personally and shall not be binding upon Angel Oak Capital Advisors, LLC, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1 No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2 Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Angel Oak Capital Advisors, LLC and Vivaldi Asset Management, LLC, as agreed to by those parties. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement/Prospectus and prospectus supplements of the Acquired Fund and the Acquiring Fund relating to the Reorganization, proxy solicitation expenses, expenses of holding the shareholder meeting with respect to the Acquired Fund and the Acquiring Fund, and winding down the operations and terminating the existence of the Acquired Fund; expenses of service providers to the Acquired Fund in consummating the Reorganization (such as those charged by the transfer agent, custodian, fund accountant or intermediaries); legal fees of counsel to each of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy

Statement/Prospectus; all necessary taxes in connection with the delivery of the Assets or otherwise incurred in connection with the Reorganization, including all applicable federal and state stock transfer stamps; and incremental fees or costs incurred by reason of the Reorganization, such as additional costs associated with the preparation and distribution of shareholder reports and other documents to the extent that they are prepared and disseminated separately for the Acquired Fund, but will not include brokerage costs or other transaction costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

9.	AMENDMENTS AND TERMINATION

9.1 Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Directors of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Directors’ and shareholders’ further approval.

9.2 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Directors of the Acquired Fund, make proceeding with the Agreement inadvisable.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

Vivaldi Opportunities Fund

225 W. Wacker Drive, Suite 2100

Chicago, IL 60606

Attention: Marc Bassewitz, Esq.

If to the Acquiring Fund:

Angel Oak Financial Strategies Income Term Trust

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Attention: Dory S. Black, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP

1900 K Street NW

Washington, D.C. 20006

Attention: Stephen T. Cohen, Esq.

11.	MISCELLANEOUS

11.1 Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3 Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST	VIVALDI OPPORTUNITIES FUND

By:	/s/ Dory S. Black	By:	/s/ Michael Peck
Name:	Dory S. Black, Esq.	Name:	Michael Peck
Title:	President	Title:	President

Angel Oak Capital Advisors, LLC (Solely for purposes of Paragraph 8.2)	VIVALDI ASSET MANAGEMENT, LLC (Solely for purposes of Paragraph 8.2)

By:	/s/ Sreeni Prabhu	By:	/s/ Michael Peck
Name:	Sreeni Prabhu	Name:	Michael Peck
Title:	Managing Partner	Title:	President

SPECIAL MEETING PROXY CARD

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON

[    ], 2020:

The Proxy Statement and the Notice of Special Meeting are

available at www.[    ].

VIVALDI OPPORTUNITIES FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

VIVALDI OPPORTUNITIES FUND

The undersigned hereby appoints [Chad Eisenberg and Marc Bassewitz], each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Vivaldi Opportunities Fund (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin, on [    ], 2020 at [    ] a.m. Eastern Time.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED THEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournments, postponements, continuations, or reschedulings thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Date:             , 2020

Signature(s) (Title, if applicable) (Sign in the Box)

▲PLEASE FOLD HERE▲

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:  ☒

THE DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL.

Proposal. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the accrued and unpaid liabilities of the Fund and the distribution of the common shares of beneficial interest of the Acquiring Fund to the shareholders of the Fund and complete liquidation of the Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

TAG ID:	“Scanner Bar Code”	CUSIP:

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF VIVALDI OPPORTUNITIES FUND

WITH AND INTO ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[    ], 2020

This Statement of Additional Information (the “SAI”) is available to shareholders of Vivaldi Opportunities Fund (the “Acquired Fund”) in connection with the proposed reorganization of the Acquired Fund with and into Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) providing for the Acquiring Fund to continue as the surviving entity after the reorganization and shareholders of the Acquired Fund to receive newly issued common shares of the Acquiring Fund in exchange for their Acquired Fund shares (and cash in lieu of any fractional Acquiring Fund common shares) (the “Reorganization”). Pursuant to the Agreement, the Acquiring Fund will acquire all of the assets and assume the accrued and unpaid liabilities of the Acquired Fund in exchange solely for newly issued shares of the Acquiring Fund’s common shares, par value $0.001 per share (“Common Shares”) (plus any accumulated and unpaid dividends that have accrued on the Acquired Fund’s shares of common stock up to and including the day immediately preceding the closing date of the Reorganization if such dividends have not been paid prior to such closing date).

This SAI provides additional information to the Proxy Statement/Prospectus on Form N-14 filed with the Securities and Exchange Commission (the “SEC”) dated [            ] [        ], 2020 relating to the proposed Reorganization (the “Proxy Statement/Prospectus”). This SAI is not a prospectus and should only be read in conjunction with the Proxy Statement/Prospectus. You may obtain a copy of the Proxy Statement/Prospectus and other information may be obtained without charge (i) with respect to the Acquired Fund, by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling (877) 779-1999 or by visiting the Acquired Fund’s website at www.vivaldicef.com; and (ii) with respect to the Acquiring Fund, by writing to the Angel Oak Funds, c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 751-4324 or by visiting the Acquiring Fund’s website at www.angeloakcapital.com. The information contained in, or that can be accessed through, either Fund’s website is not part of the Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Proxy Statement/Prospectus.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this SAI is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this SAI is a part.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The following supplements the information contained in the Proxy Statement/Prospectus concerning the investment objectives, policies and risks of the Funds. Each Fund’s investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by that Fund’s Board of Directors/Trustees (each, a “Board”), without the approval of shareholders.

Background

As described in the Proxy Statement/Prospectus, the Board of each Fund has approved the Reorganization of the Acquired Fund with and into the Acquiring Fund and the Board of the Acquired Fund unanimously recommends that shareholders of the Acquired Fund approve the Reorganization. The Board of the Acquired Fund has determined that the Reorganization would be in the best interests of the Acquired Fund.

Vivaldi Asset Management, LLC (“Vivaldi”), serves as the investment manager for the Acquired Fund. RiverNorth Capital Management, LLC (“RiverNorth”) and Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Adviser”) serve as sub-advisers to the Acquired Fund. Angel Oak also serves as the Acquiring Fund’s investment adviser, and is responsible for overseeing the Acquiring Fund’s overall investment strategy and its implementation, including the use of leverage. Angel Oak will serve as the sole adviser of the Acquiring Fund after the Reorganization.

Investment Objectives

The Acquired Fund’s investment objective is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”), in percentages determined at the discretion of Vivaldi. This section provides additional information about various types of investments and investment techniques that may be employed by the Fund and their related risks. Any decision to invest in the Fund should take into account that the Fund’s investments will be subject to related risks, which can be substantial. The Acquired Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of shareholders.

The Acquiring Fund’s primary investment objective is to seek current income with a secondary objective of total return. The Acquiring Fund’s investment objectives are non-fundamental and may be changed by the Board without the approval of shareholders.

Investment Policies and Strategies

The investment policies and strategies of the Acquiring Fund are set forth in the Proxy Statement/Prospectus.

The Acquiring Fund’s principal investment strategies and the risks associated with the same are described in the Proxy Statement/Prospectus. The following discussion supplements the discussion of the Acquiring fund’s principal investment strategies and related risks contained in the Proxy Statement/Prospectus and provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Acquiring Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Proxy Statement/Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Acquiring Fund.

Borrowing. The Acquiring Fund may borrow for investment purposes and for other purposes permitted by the 1940 Act. Under current law as interpreted by the SEC and its staff, the Acquiring Fund may borrow money in the amount of up to one-third of the Acquiring Fund’s total assets for any purpose and up to 5% of the Acquiring Fund’s total assets from banks or other lenders for temporary purposes. The Acquiring Fund’s total assets include the amounts being borrowed. Under the 1940 Act, the Acquiring Fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings. Borrowing tends to amplify the effects on the Acquiring Fund’s net asset value (“NAV”) of any change in the Acquiring Fund’s portfolio securities. Borrowing subjects the Acquiring Fund to costs in the form of interest, which the Acquiring Fund may not recover through investment earnings. The Acquiring Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. These types of requirements would increase the cost of borrowing to the Acquiring Fund over the stated interest rate.

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Cash Investments. When Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Adviser”) believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of the Acquiring Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Collateralized Debt Obligations (“CDOs”). The Acquiring Fund may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.

Collateralized Loan Obligations (“CLOs”). The Acquiring Fund may invest in CLOs, which are debt instruments typically backed by a pool of loans. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Acquiring Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Acquiring Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Acquiring Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Convertible Securities. The Acquiring Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Acquiring Fund generally treats such securities as equity securities. By investing in convertible securities, the Acquiring Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

The Acquiring Fund may invest in contingent securities structured as contingent convertible securities, also known as “CoCos.” Contingent convertible securities are a hybrid debt securities typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health and either convert into equity at a predetermined share price or are written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a trigger event. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Trigger events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because trigger events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the trigger event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. Due to the uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

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Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a trigger event or coupon suspension applicable to a single issuer.

Corporate Debt Securities. Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s (“S&P”), a division of the McGraw Hill Companies, or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Credit Linked Notes (“CLNs”). The Acquiring Fund may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.

Cybersecurity Risk. As technology becomes more integrated into the Acquiring Fund’s operations, the Acquiring Fund will face greater operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Acquiring Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Acquiring Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity threats may result from unauthorized access to the Acquiring Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Acquiring Fund works closely with third-party service providers (e.g., administrators, transfer agents, custodians and sub-advisers), cybersecurity breaches at such third-party service providers may subject the Acquiring Fund to many of the same risks associated with direct cybersecurity breaches. The same is true for cybersecurity breaches at any of the issuers in which the Acquiring Fund may invest. While the Acquiring Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.

Derivative Instruments. The Acquiring Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Acquiring Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Acquiring Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Acquiring Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Acquiring Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter (“OTC”) derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Acquiring Fund.

Certain of the derivative investments in which the Acquiring Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to the Acquiring Fund’s derivative investments would not be available to the Acquiring Fund for other investment purposes, which may result in lost opportunities for gain.

OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded

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contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Acquiring Fund. If a counterparty were to default on its obligations, the Acquiring Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Acquiring Fund’s rights as a creditor (e.g., the Acquiring Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Acquiring Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Act regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Acquiring Fund to use these instruments as a part of its investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Acquiring Fund engages in derivative transactions could also prevent the Acquiring Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The Acquiring Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. To comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Acquiring Fund or not trade in certain markets on behalf of the Acquiring Fund to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Acquiring Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Acquiring Fund. Such policies could affect the nature and extent of derivatives use by the Acquiring Fund.

Swaps. The Acquiring Fund may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.

A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Acquiring Fund. The Acquiring Fund is permitted to enter into a credit default swap as either the protection buyer or seller in the discretion of the Adviser. When buying protection under a credit default swap, the Acquiring Fund is generally obligated to pay the protection seller an upfront or periodic stream of payments over the term of the contract until a credit event occurs, such as a default of the reference obligation. If no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through the terminate date. However, if a credit event does occur, the Acquiring Fund may receive the full notional value of the swap in exchange for the face amount of the obligations underlying the swap, the value of which may have significantly decreased. When selling protection under a credit default swap, the Acquiring Fund receives an upfront or periodic stream of payments over the term of the contract provided that a credit event does not occur. However, as the seller of protection, the Acquiring Fund effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap. Entering into a credit default swap may subject the Acquiring Fund to greater risk than if the Acquiring Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Acquiring Fund’s ability to enter into swap agreements.

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The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Acquiring Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Acquiring Fund pays the counterparty a floating short-term interest rate and receive in exchange the total return of underlying loans or debt securities. The Acquiring Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Acquiring Fund would typically have to post collateral to cover this potential obligation.

The Acquiring Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Options and Futures Risk. The Acquiring Fund may utilize options, including equity options, futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Acquiring Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Acquiring Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

The Acquiring Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Acquiring Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Acquiring Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Engaging in transactions in futures contracts and options involves risk of loss to the Acquiring Fund. No assurance can be given that a liquid market will exist for any particular futures contract or option at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Acquiring Fund to substantial losses.

A market could become unavailable if one or more exchanges were to stop trading options or it could become unavailable with respect to options on a particular underlying security if the exchanges stopped trading options on that security. In addition, a market could become temporarily unavailable if unusual events (e.g., volume exceeds clearing capability) were to interrupt normal exchange operations. If an options market were to become illiquid or otherwise unavailable, an option holder would be able to realize profits or limit losses only by exercising and an options seller or writer would remain obligated until it is assigned an exercise or until the option expires.

If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they may be faced with considerable losses if the security reopens at a

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substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the security’s current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security may be unable to obtain it, which may necessitate a postponed settlement and/or the fixing of cash settlement prices.

Structured Notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Acquiring Fund, to the extent required by the SEC, will designate assets to cover its obligations with respect to such instruments.

Dollar Rolls. A dollar roll transaction involves a sale by the Acquiring Fund of a security concurrently with an agreement by the Acquiring Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Acquiring Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Acquiring Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Acquiring Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Acquiring Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Equity Securities.

Common and Preferred Stock. The Acquiring Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Acquiring Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Acquiring Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Acquiring Fund only as a part of your overall investment portfolio.

Warrants. The Acquiring Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

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Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Acquiring Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) The Acquiring Fund invests in depositary receipts to obtain exposure to foreign securities markets. For purposes of the Acquiring Fund’s investment policies, the Acquiring Fund’s investments in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

European Securities. European countries can be significantly affected by the actions of their own individual governments as well as the actions of other European institutions, such as the European Union (“EU”), the European Economic and Monetary Union (“EMU”) and the European Central Bank. The EU is an intergovernmental and supranational union consisting of 28 member states. One of the key responsibilities of the EU is to create and administer a unified trade policy. The member states created the EMU that established different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation. Member states relinquish their monetary control to the European Central Bank and use a single unified currency, the euro.

Investments in Europe are also subject to currency risks. Further, because many countries are dependent on foreign exports, any fluctuations in the euro exchange rate could have a negative effect on an issuer’s profitability and performance.

The EU has been extending its influence to the east as it has accepted several new Eastern European countries as members. Some of the new members remain burdened by the inherited inefficiencies of centrally planned economies. Additionally, these countries are dependent on Western Europe for trade and credit. The current and future status of the EU continues to be the subject of political and regulatory controversy, with widely differing views both within and between member countries.

The European financial markets have experienced uncertainty over the past few years, largely because of concerns about rising government debt levels and increased budget deficits. Political and regulatory responses to address structural and policy issues have created even greater instability throughout the region. The high levels of public debt increases the likelihood that certain European issuers will either default or restructure their debt obligations, which would have a negative effect on asset values. The use of austerity measures in countries such as Spain, Italy, Greece, Portugal and Ireland during times in which the eurozone has high levels of unemployment has limited economic growth. European countries can be adversely affected by the tight fiscal and monetary controls that the EMU requires its members to comply with.

In a June 2016 referendum, citizens of the United Kingdom (the “UK”) voted to withdraw from the EU, which caused significant volatility in global financial markets. In March 2017, the UK formally triggered Article 50 of the Lisbon Treaty, launching a two-year period of negotiations regarding the terms of the UK’s withdrawal from the EU (commonly referred to as “Brexit”). In October 2019, the EU and UK agreed to the terms of an agreement for the UK’s withdrawal from the EU, which occurred on January 31, 2020. The terms of the UK’s future relationship with the EU are separate and not subject to any formal time restriction. During the withdrawal process and afterward, the impact on the UK and EMU and the broader global economy is unknown and the UK and European economies and the broader global economy may experience increased volatility and illiquidity, and companies that conduct a significant amount of business in the UK or Europe may experience lower revenue and/or profit growth, all of which may adversely affect the value of the Acquiring Fund’s investments. Brexit also may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

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Exchange-Traded Notes. The Acquiring Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and exchange traded funds (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When the Acquiring Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Acquiring Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Acquiring Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Financial Sector Risk. The Acquiring Fund will invest in securities tied to the financial sector. Companies in the financial sector of an economy are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. The Acquiring Fund’s emphasis on community banks may make the Acquiring Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns that larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Fixed Income Securities. The Acquiring Fund may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Acquiring Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

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Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Acquiring Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.

High Yield Securities. When investing in fixed income securities, the Acquiring Fund may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in securities rated below investment grade that are eligible for purchase by the Acquiring Fund are described as “speculative” by Moody’s, S&P and Fitch. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Acquiring Fund by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Acquiring Fund could sell a high yield security, and could adversely affect the daily NAV of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Acquiring Fund, and develops its own analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Acquiring Fund, the Acquiring Fund may retain the security if the Adviser deems it in the best interest of shareholders.

Hybrid Securities. Preferred stock, including trust-preferred stocks, has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by

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S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Acquiring Fund. The Adviser expects, however, that generally the preferred stocks in which the Acquiring Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Illiquid Securities. The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the securities are liquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees.

Industrial Development Bonds. The Acquiring Fund may invest in municipal securities, such as industrial development bonds that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or periodic basis.

International Securities. The Acquiring Fund may invest directly in international securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of international securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Acquiring Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Acquiring Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in international securities will generally result in higher commissions than investing in similar domestic securities.

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Decreases in the value of currencies of the foreign countries in which the Acquiring Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Acquiring Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Acquiring Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Acquiring Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Acquiring Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Acquiring Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. Dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Acquiring Fund.

Investment Company Securities. The Acquiring Fund may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds). The Acquiring Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.

To the extent such underlying funds are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

When the Acquiring Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, the Acquiring Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Acquiring Fund invests in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Acquiring Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Acquiring Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Acquiring Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF, to the extent such ETF is index-based, may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF, to the extent such ETF is index-based, may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to

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use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Acquiring Fund believes that in the event of the termination of an underlying fund or ETF, the Acquiring Fund will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Acquiring Fund invests in inverse ETFs, the value of the Acquiring Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Acquiring Fund) in excess of these limits. The Acquiring Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Acquiring Fund may also invest in ETFs that have not received such exemptive orders as long as the Acquiring Fund (and all of is affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Acquiring Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days.

On December 19, 2018, the SEC published a proposed rule that, if adopted, would change the regulation of fund of funds arrangements. The SEC is currently seeking public comments on numerous aspects of the proposed rule, and as a result the nature of any final regulations is uncertain at this time. Such regulations could permit closed-end funds to invest in other investment companies in excess of the limits of section 12(d)(1), including those described above. The Adviser cannot predict the effects of these regulations on the Acquiring Fund’s portfolio. The Adviser intends to monitor developments and seeks to manage the Acquiring Fund’s portfolio in a manner consistent with achieving the Acquiring Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Money Market Funds. The Acquiring Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 NAV, it is possible for the Acquiring Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Acquiring Fund sells the shares it owns they may be worth more or less than what the Acquiring Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Municipal Securities. Municipal securities include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The yields on municipal securities are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

To be tax-exempt, municipal securities must meet certain regulatory requirements. If a municipal security fails to meet such requirements, the interest may be taxable, which could impact the value of the security.

General Obligation Bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing authority for the payment of principal and interest. The taxing authority of any governmental entity may be limited, however, by provisions of its state constitution or laws,

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and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; port, airport, and mass transit facilities; colleges and universities; and hospitals. Revenue bonds may be repaid only from the revenues of a specific facility or source. An investment in revenue bonds is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Acquiring Fund. Conversely, if revenue accrues more quickly than anticipated, the Acquiring Fund may receive payment before expected and have difficulty reinvesting the proceeds on equally favorable terms.

Private activity bonds are, in most cases, revenue bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, the repayment of such bonds generally depends on the revenues of a private entity. Continued ability of a private entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. The Acquiring Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Operational Risk. An investment in the Acquiring Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these errors, failures or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a materially adverse effect on the Acquiring Fund. While the Acquiring Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Acquiring Fund will not suffer losses due to operational risk.

Repurchase Agreements. The Acquiring Fund may engage in repurchase agreement transactions involving the type of securities in which it is permitted to invest. Repurchase agreements are transactions by which the Acquiring Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Acquiring Fund will seek to liquidate such collateral. The exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. The Acquiring Fund will not invest more than 33 1/3% of its net assets in repurchase agreements.

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The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Acquiring Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Acquiring Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Acquiring Fund may not be able to substantiate their interest in the underlying securities. While the management of the Acquiring Fund acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Restricted Securities. Within its limitation on investment in illiquid securities, the Acquiring Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act (“144A Securities”) and are determined to be liquid are not subject to the limitations on illiquid securities.

Reverse Repurchase Agreements. The Acquiring Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Acquiring Fund to financial institutions such as banks and broker-dealers, with an agreement that the Acquiring Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Acquiring Fund continues to receive interest and principal payments on the securities sold. The Acquiring Fund may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Acquiring Fund is delayed or prevented from completing the transaction. At the time the Acquiring Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Acquiring Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Acquiring Fund’s obligations to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Acquiring Fund under the 1940 Act.

Securitizations. To the extent permissible under applicable laws and regulations, including the federal interagency credit risk retention rules, codified at 17 C.F.R. Part 246 (the “U.S. Risk Retention Rules”) and applicable provisions of the 1940 Act, the Acquiring Fund may securitize certain of its investments by selling certain assets to a Structured Product (or the sponsor of a Structured Product) and retaining all or most of the exposure to the performance of these investments in the form of an equity investment in the Structured Product (“Securitization”). The Acquiring Fund expects that the primary use of any funds generated from Securitizations will be to make investments in portfolio securities, distribute cash to holders of the Shares and pay operating expenses, including debt service to the extent the Acquiring Fund borrows or issues senior securities to fund its investments. In addition, the Acquiring Fund may also invest in Structured Products sponsored by third parties.

Further, to the extent permissible under applicable laws and regulations, including the U.S. Risk Retention Rules and applicable provisions of the 1940 Act, or to the extent that alternative Securitization structures are developed in the market that would permit the Acquiring Fund to enter into Securitizations, the Acquiring Fund also may enter into Securitizations to finance its investments, including through the formation of one or more Structured Products, while retaining all or most of the exposure to the performance of these investments in the form of any equity investment in the Structured Product. Any Securitization would involve contributing or selling a pool of assets to a special purpose entity, and that entity selling debt interests on a non-recourse or limited-recourse basis to purchasers. These Securitizations may be formed by the Acquiring Fund, entered into through joint venture arrangements or, as noted above, sponsored by a third party.

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Up to all of the Acquiring Fund’s investments in or exposure to Securitizations and/or Structured Products may be in the equity tranches, which typically represent the first loss position in the Securitization or Structured Product. The Acquiring Fund will not invest more than 30% of its net assets plus the amount of any borrowings for investment purposes in Securitizations.

The Acquiring Fund may be limited in its ability to enter into Securitizations due to applicable laws and regulations, including the interplay of the 1940 Act restrictions on principal and joint transactions and the U.S. Risk Retention Rules adopted pursuant to Section 941 of the Dodd-Frank Act. The Acquiring Fund cannot assure you that, under current applicable laws, regulations and interpretations, administrative guidance and positions of the SEC, the SEC staff or other regulatory authorities or future modifications to such laws, regulations, interpretations, guidance or positions, the Acquiring Fund would be able to enter into Securitizations on a timely basis, on attractive terms or at all or that alternative Securitization structures will be developed in the market that would permit the Acquiring Fund to enter into securitizations.

With respect to Securitizations sponsored by a third party, there is a limited number of potential third-party sponsors for such Securitizations and the Acquiring Fund may not find a suitable third-party sponsor, which may impact the Acquiring Fund’s ability to enter into Securitizations on favorable terms or at all. In addition, to the extent the Acquiring Fund sells securities to a third-party sponsor that forms a Structured Product, the Acquiring Fund and the Adviser will no longer be able to make investment decisions related to those assets and will have no influence over the asset management of the portfolio underlying the Structured Product. However, the Acquiring Fund may be exposed to the performance of those assets through its interest in the Structured Products that it purchases. As a result, the Acquiring Fund will be relying on the third party, and the Acquiring Fund’s ability to achieve its investment objective may depend in part on the performance of each third party in its role as sponsor. Among other things, the Acquiring Fund may be subject to the risk that the third party disposes of the assets in the Structured Product, unilaterally unwinds the Structured Product, fails to meet expectations in managing the Structured Product or otherwise is unable to perform its duties, subjecting the Acquiring Fund to potential losses. As a result, the values of the portfolios underlying a Structured Product could decrease as a result of decisions made by a third-party sponsor. In addition, in certain circumstances, the Acquiring Fund may indemnify the third-party sponsor of a Structured Product in connection with the Acquiring Fund’s sale or transfer of assets to the Structured Product, which may expose the Acquiring Fund to additional risks of loss. Also, to the extent the Acquiring Fund is unable to enter into Securitizations, the Acquiring Fund’s performance and distributions could be negatively impacted. In addition, the Acquiring Fund may be subject to the risk that a regulator could view the Acquiring Fund, rather than a third party, as the appropriate “sponsor” of a Structured Product for purposes of the U.S. Risk Retention Rules, due to the facts and circumstances of the Securitization, which could result in the Acquiring Fund being required, among other things, to pay damages, transfer interest and/or acquire additional asset-backed securities in the related Securitization (which may or may not be available at such time for acquisition) or be subject to cease and desist orders or other regulatory action.

If the Acquiring Fund creates a Structured Product, the Acquiring Fund will depend on distributions from that Structured Product’s assets out of that Structured Product’s earnings and cash flows to enable the Acquiring Fund to make distributions to shareholders. The ability of the Structured Product to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, performance tests (based on interest coverage or other financial ratios or other criteria) may restrict the Acquiring Fund’s ability, as holder of the equity interests in the Structured Product, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a Structured Product may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the Structured Product may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the Structured Product’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a Structured Product, or cash flow may be completely restricted for the life of the Structured Product. If the Acquiring Fund does not receive cash flow from any such Structured Product that is necessary to satisfy the annual distribution requirement for maintaining the Acquiring Fund’s RIC status, and the Acquiring Fund is unable to obtain cash from other sources necessary to satisfy this requirement, the Acquiring Fund could fail to maintain its status as a RIC, which would have a material adverse effect on the Acquiring Fund’s financial performance.

A Securitization entered into through a joint venture would pose the risk that there is a limited number of potential joint venture partners and the Acquiring Fund may not find a joint venture partner, which may impact the Acquiring Fund’s ability to enter into Securitizations on favorable terms or at all. In addition, a joint venture would pose certain risks that would not be present under other Securitization arrangements. These risks include the potential for a joint venture partner to become insolvent or bankrupt or to engage in fraud or other misconduct. In addition, the Acquiring Fund could be required to share decision-making authority with a joint venture partner regarding certain major decisions affecting the ownership of the joint venture, including decisions relating to the disposition of the joint venture’s property or the contribution of additional capital. Further, a joint venture partner could have or, through change of circumstances (e.g., a change in control of the joint venture partner), come to have economic or business interests that conflict with those of the Acquiring Fund. A joint venture partner may also be structured differently from the Acquiring Fund for tax purposes, which could give rise to conflicts of interest or jeopardize the Acquiring Fund’s ability to qualify as a RIC. In addition, the terms of any joint venture could restrict the Acquiring Fund’s power to sell or transfer its interests in a Structured Product to a third party, which could result in reduced liquidity. In addition to the foregoing, certain rules prohibiting the Acquiring Fund from transacting with affiliates, mainly Section 17(a) and Section 17(d) of the 1940 Act, may limit or prohibit the Acquiring Fund’s ability to enter into certain joint venture arrangements.

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The Acquiring Fund and/or other investors in the Structured Product ultimately bear the credit risk of the underlying collateral. In addition, a decline in the credit quality of loans in a Structured Product due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a Structured Product to sell certain assets at a loss, reducing its earnings and, in turn, cash potentially available for distribution to the Acquiring Fund for distribution to the shareholders. The Acquiring Fund will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the borrowers in the loans underlying the Structured Product. As a result, the values of the portfolios underlying a Structured Product could decrease as a result of decisions made by management of such borrowers.

Up to all of the Acquiring Fund’s investments in or exposure to Securitizations and/or Structured Products may be in the equity tranches. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the Acquiring Fund as owner of the equity interests. Any equity interests that the Acquiring Fund retains in a Structured Product will not be secured by the assets of the Structured Product and the Acquiring Fund will rank behind all creditors of the Structured Product. Even though the Acquiring Fund expects some of the loans that it contributes to any such Securitization to be rated below investment grade, because the Structured Product’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require the Acquiring Fund to consolidate the Structured Product’s financial statements with the Acquiring Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by the Acquiring Fund for purposes of the asset coverage ratio applicable to the Acquiring Fund. Further, there can be no assurance that a bankruptcy court, in the exercise of its broad equitable powers, would not order that the Acquiring Fund’s assets and liabilities be substantively consolidated with those of a Structured Product, rather than kept separate, and that creditors of the Structured Product would have claims against the consolidated bankruptcy estate (including the Acquiring Fund’s assets). If a Structured Product is not consolidated with the Acquiring Fund, the Acquiring Fund’s only interest in the Structured Product will be the value of its retained subordinated interest and the income allocated to it, which may be more or less than the cash the Acquiring Fund received from the Structured Product, and none of the Structured Product’s liabilities would be reflected as the Acquiring Fund’s liabilities. If the assets of a Structured Product are not consolidated with the Acquiring Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by the Acquiring Fund for purposes applicable limitations on the Acquiring Fund’s ability to issue debt.

Short Sales. The Acquiring Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Acquiring Fund may engage in short sales with respect to stocks, ETFs and other securities. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Acquiring Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Acquiring Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed security (also known as “covering” the short position) at a time when the security sold short have appreciated in value, thus resulting in a loss to the Acquiring Fund. The Acquiring Fund’s investment performance may also suffer if the Acquiring Fund is required to close out a short position earlier than it had intended. The Acquiring Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its positions in a permissible manner. The Acquiring Fund will be required to pledge its liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Acquiring Fund’s needs for immediate cash or other liquidity. In addition, the Acquiring Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Acquiring Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Acquiring Fund to lose money on a short sale even in instances where the price of the security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short are not covered under the Advisor’s expense limitation agreements with the Acquiring Fund and, therefore, these expenses will be borne by the shareholders of the Acquiring Fund.

Subordinated Debt Securities. Subordinated debt securities, sometimes also called “junior debt” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Subordinated debt securities are subject to the same risks as other fixed income securities and are also subject to increased credit risk because the issuer, by definition, has issued other, more senior debt securities. The Acquiring Fund may invest in subordinated debt securities, including those issued by banks.

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U.S. Government Obligations. U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Variable and Floating Rate Securities. The Acquiring Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Acquiring Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Acquiring Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Acquiring Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Acquiring Fund to dispose of the instrument during periods that the Acquiring Fund is not entitled to exercise any demand rights it may have. The Acquiring Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Acquiring Fund’s investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

When-Issued Securities and Forward Commitments. The Acquiring Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Acquiring Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Acquiring Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

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Zero-Coupon, Delayed Interest and Capital Appreciation Securities. Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Acquiring Fund may not receive any return on its investment. Because such securities bear no interest and generally compound periodically at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Acquiring Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Acquiring Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Acquiring Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

INVESTMENT RESTRICTIONS

Fundamental. The Acquiring Funds’ investment policies described below have been adopted by the Acquiring Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Acquiring Fund. As used in the Proxy Statement/Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Except for those investment policies specifically identified as fundamental in the Proxy Statement/Prospectus and this SAI, the Acquiring Fund’s investment objective as described in the Proxy Statement/Prospectus and this SAI and all other investment policies and practices described in the Proxy Statement/Prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.

The fundamental policies adopted with respect to the Acquiring Fund are as follows:

1. Borrowing Money. The Fund may borrow money to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

2. Senior Securities. The Fund may issue senior securities, as defined in the 1940 Act, as permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

3. Underwriting. The Fund may act as an underwriter of securities within the meaning of the Securities Act, to the extent permitted under the Securities Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4. Real Estate. The Fund may purchase or sell real estate to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. This includes that the Fund may (i) acquire or lease office space for its own use, (ii) invest in instruments of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, (iii) invest in instruments secured by real estate or interests therein, (iv) hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such instruments.

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5. Commodities. The Fund may purchase or sell commodities to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. The Fund may purchase or sell options or futures contracts, invest in securities or other instruments backed by commodities or invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund may make loans to other persons to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

7. Concentration. Under normal circumstances, the Fund will invest more than 25% of its total assets (measured at the time of purchase) in the group of industries related to banks and diversified financials.

The following are interpretations of the fundamental investment policies of the Acquiring Fund and may be revised without shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Acquiring Fund may borrow money in the amount of up to one-third of the Acquiring Fund’s total assets for any purpose and up to 5% of the Acquiring Fund’s total assets from banks or other lenders for temporary purposes. The Acquiring Fund’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires the Acquiring Fund to maintain at all times an asset coverage of 300% of the amount of its borrowings. The Acquiring Fund expects to use proceeds from borrowing for investment purposes and to satisfy shareholder repurchase requests.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two trustees at all times and to elect a majority of trustees if dividends on their stock are unpaid in certain amounts.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Acquiring Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Acquiring Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Acquiring Fund’s limitation with respect to investing in real estate is not applicable to investments in securities or mortgages or loans that are secured by or represent interests in real estate. This limitation does not preclude the Acquiring Fund from purchasing or selling mortgage-related securities or securities of companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Acquiring Fund may hold commodities acquired as a result of ownership of securities or other investments. This limitation does not preclude the Acquiring Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. Under current law as interpreted by the SEC and its staff, the Acquiring Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Subject to this limitation, the Acquiring Fund may make loans, for example: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; (c) by making loans secured by real estate; (d) by making loans to affiliated funds as permitted by the SEC; or (e) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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Concentration. Under current SEC and SEC staff interpretation, the Acquiring Fund would “concentrate” its investments if 25% or more of the Acquiring Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements collateralized by U.S. Government securities, or in tax-exempt securities issued by the states, territories, or possessions of the United States (“municipal securities”), excluding private activity municipal securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity; or (2) investments in issuers domiciled in a single jurisdiction provided that the Acquiring Fund does not invest greater than 25% in a particular industry. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Acquiring Fund may invest in one or more investment companies; provided that, the Acquiring Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

With respect to the percentages adopted by the Acquiring Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to fundamental policy 1.

Notwithstanding any of the foregoing policies, the Acquired Fund may be merged with or into the Acquiring Fund, provided that if such the Reorganization results in an investment in the securities of any issuer prohibited by said paragraphs, the Acquiring Fund shall, within 90 days after the consummation of the Reorganization, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

PORTFOLIO TURNOVER

The Acquiring Fund may buy and sell securities to accomplish its investment objective(s). For the period May 31, 2019 (commencement of operations) through January 31, 2020, the portfolio turnover rate for the Acquiring Fund was 21.14%.

The Acquiring Fund’s annual portfolio turnover rates may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Acquiring Fund.

MANAGEMENT

Acquiring Fund Trustees and Officers

The Board is responsible for the overall management of the Acquiring Fund, including general supervision and review of the investment activities of the Acquiring Fund. The Board, in turn, elects the officers of the Acquiring Fund, who are responsible for administering the day-to-day operations of the Acquiring Fund. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Acquiring Fund is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326. Additional information about the Trustees and officers of the Acquiring Fund is provided in the table below.

Name and Year of Birth	Positions with the Acquiring Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Acquiring Fund(2)

Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2018, Chairman since 2018; indefinite terms	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	5	Trustee, Valued Advisers Trust (since 2010) (11 portfolios); Trustee, Griffin Institutional Credit Fund (since April 2014) (2 portfolios); Trustee, Angel Oak Funds Trust (since 2014) (4 portfolios); Trustee, Angel Oak Strategic Credit Fund (since 2017).

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Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2018; indefinite term	Retired; Senior Advisor, The TCW Group, Inc. (asset manager) (2008 –2013).	5	Director, Syntroleum Corporation (renewable energy firm) (1988–2014); Trustee, Angel Oak Funds Trust (since 2014) (4 portfolios); Trustee, Angel Oak Strategic Credit Fund (since 2017).

Keith M. Schappert 1951	Independent Trustee	Since 2018; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	5	Trustee, Mirae Asset Discovery Funds (since 2010) (6 portfolios); Trustee, Metropolitan Series Fund, Inc. (2009¬2015) (30 portfolios); Trustee, Met Investors Series Trust (2012-2015) (45 portfolios); Director, Commonfund Capital, Inc. (private equity business) (since 2015); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (2012-2017); Trustee, Angel Oak Funds Trust (since 2014) (4 portfolios); Trustee, Angel Oak Strategic Credit Fund (since 2017).

Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014); Retired from Eagle Funds in 2010 as Chief Financial Officer	5	Trustee, Valued Advisors Trust (since 2013, Chairperson since 2017) (12 portfolios); Trustee, Angel Oak Funds Trust (since February 2019) (4 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019).

Interested Trustee of the Acquiring Fund

Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee	Since 2018; indefinite term	Chief Investment Officer, Portfolio Manager, Co-Founder, Angel Oak Capital Advisors, LLC (since 2009).	5	Trustee, Angel Oak Funds Trust (since April 2015) (4 portfolios); Trustee, Angel Oak Strategic Credit Fund (since 2017).

Samuel R. Dunlap, III 1979	Interested Trustee	Since February 2019; indefinite term	Managing Director and Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2009)	5	Trustee, Angel Oak Funds Trust (since February 2019) (4 portfolios); Trustee Angel Oak Strategic Credit Fund (since February 2019).

(1)	The Fund Complex includes each series of Angel Oak Funds Trust and the Angel Oak Strategic Credit Fund.
(2)	The Trustees of the Fund who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Acquiring Fund

Dory S. Black, Esq. 1975	President	Since 2018; indefinite term	General Counsel, Angel Oak (since 2014); General Counsel, EARNEST Partners, LLC (investment management firm) (2014); Vice-President and Assistant General Counsel, GE Asset Management Incorporated (2004–2014).

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Adam Langley 1967	Chief Compliance Officer	Since 2018; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Chief Compliance Officer, Angel Oak Funds Trust (2015) and Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2017); Chief Compliance Officer, Angel Oak Consulting Group Portfolio Management, LLC (2015-2017); Compliance Manager, Invesco Advisers, Ltd. (2013–2015); Compliance Officer, Macquarie Group (2013); Chief Compliance Officer, Aspen Partners, Ltd. (2003–2013).

Lu Chang, CFA, FRM, CAIA 1975	Secretary	Since 2018; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2014); Vice-President and Finance Manager, Wells Fargo Advisors, LLC (investment advisory firm) (2004–2014).

Daniel Fazioli 1981	Treasurer	Since 2018; indefinite term	Controller, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014–2015); Associate, Goldman Sachs & Company, Inc. (2010–2014).

Additional Information Concerning the Acquiring Fund Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Acquiring Fund. Like all mutual funds, the day-to-day management and operation of the Acquiring Fund is the responsibility of the various service providers to the Acquiring Fund, such as the Adviser, administrator, the custodian and the transfer agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Adviser as officers of the Acquiring Fund, with responsibility to monitor and report to the Board on the Acquiring Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Acquiring Fund. The Board has appointed a Chief Compliance Officer who administers the Acquiring Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board meetings, which are typically held quarterly, and involve the Board’s review of recent operations. While Angel Oak compensates the CCO for his services to the Acquiring Fund, the Acquiring Fund reimburses Angel Oak for a portion of the CCO’s salary.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees—an Audit, Financial and Administrative Oversight Committee, a Nominating, Governance and Compliance Oversight Committee and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Fund Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter or their affiliates. The Committees are each comprised entirely of Independent Trustees.

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The Board has an Independent Chairman. Except for any duties specified herein or pursuant to the Acquiring Fund’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chairman, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Acquiring Fund’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. As noted, the majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Acquiring Fund, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Acquiring Fund.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial and Administrative Oversight Committee meets with the Treasurer and the Acquiring Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Acquiring Fund’s financial reporting function. The Board and Nominating, Governance and Compliance Oversight Committee meet regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board and Valuation and Risk Management Oversight Committee also receive reports from the Adviser and its Chief Risk Officer as to investment and other risks of the Acquiring Fund.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Acquiring Fund in light of the Acquiring Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and his Trustee Attributes.

Mr. Prabhu’s Trustee Attributes.

Mr. Prabhu has over 15 years of experience in the financial services and investment management industry and co-founded the Adviser in 2009. Mr. Prabhu has served in a variety of management roles throughout his career. The Board believes that Mr. Prabhu’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

Mr. Cohen’s Trustee Attributes.

Mr. Cohen has over 35 years of experience in the financial services industry. He has served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, since 2015, and he has been an independent financial services consultant since 2005. Mr. Cohen has served a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen served as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

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Mr. Albe’s Trustee Attributes.

Mr. Albe has over 30 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Acquiring Fund. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

Mr. Schappert’s Trustee Attributes.

Mr. Schappert has over 40 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

Ms. Mullins’ Trustee Attributes.

Ms. Mullins worked in the Asset Management and Mutual Funds industry at Raymond James from 1990-2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. Since 2014, Ms. Mullins has been an independent contractor with SWM Advisors, an SEC-registered investment adviser. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisors Trust since 2013 and as its Chairperson since 2017. The Board believes that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

Mr. Dunlap’s Trustee Attributes.

Mr. Dunlap has served as a Managing Director and Senior Portfolio Manager for Angel Oak since 2009. In addition to serving as portfolio manager for Angel Oak funds, Mr. Dunlap is responsible of managing Angel Oak’s separately managed account clients, including depository institutions. Prior to joining Angel Oak, he spent six years with SunTrust Robinson Humphrey where he focused on marketing and structuring interest rate derivatives products. He previously was with Wachovia supporting the agency mortgage pass-through trading desk. The Board believes that Mr. Dunlap’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Acquiring Fund.

Acquiring Fund Committees

The Acquiring Fund has three standing committees: the Audit, Financial and Administrative Oversight Committee, the Nominating, Governance and Compliance Oversight Committee and the Valuation and Risk Management Oversight Committee.

The Audit, Financial and Administrative Oversight Committee is comprised of all of the Independent Trustees. The function of the Audit, Financial and Administrative Oversight Committee is to review the scope and results of the annual audit of the Acquiring Fund and any matters bearing on the audit or the Acquiring Fund’s financial statements and to ensure the integrity of the Acquiring Fund’s financial reporting. The Audit, Financial and Administrative Oversight Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Acquiring Fund, and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Acquiring Fund’s management financial and administrative matters relating to the Acquiring Fund.

The Nominating, Governance and Compliance Oversight Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:

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Secretary, Angel Oak Financial Strategies Income Term Trust

c/o Angel Oak Capital Advisors, LLC

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

The Committee also assists the full Board in connection with matters relating to the compliance of the Acquiring Fund and its service providers with applicable laws. The Committee meets on an as needed basis.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Acquiring Fund delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Pricing Committee, reviews the Acquiring Fund’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of the Acquiring Fund and responds to other matters deemed appropriate by the Board. The Valuation and Risk Management Oversight Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Acquiring Fund. The Committee shall not assume any day-to-day risk management functions or activities. The Adviser and other service providers (“Acquiring Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Acquiring Fund is or may be exposed. The Chief Risk Officer of the Adviser oversees Acquiring Fund management’s execution of its risk management responsibilities. The actions of the Valuation and Risk Management Oversight Committee are reviewed and ratified by the Board. The Valuation and Risk Management Oversight Committee meets at least annually.

Trustee Ownership of Acquiring Fund Shares and Other Interests

The table below shows for each Trustee, the amount of the Acquiring Fund’s equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Acquiring Fund, as of December 31, 2019 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Acquiring Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Alvin R. Albe, Jr.	A	E
Ira P. Cohen	A	A
Andrea N. Mullins	A	A
Keith M. Schappert	A	E
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu	E	E
Samuel R. Dunlap	A	C

Furthermore, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Acquiring Fund’s principal underwriter or any of their affiliates.

As of December 31, 2019, the Acquiring Fund Board Members and officers of the Acquiring Fund as a group beneficially owned less than 1% of the total outstanding shares of the Fund.

Trustee Compensation

The tables show the compensation paid to the Trustees for services for the fiscal period ended January 31, 2020, from the Acquiring Fund Complex, and the estimated compensation to be aid to the Trustees for the fiscal year ending January 31, 2021. The Acquiring Fund Complex consists of the Fund as well as Angel Oak Strategic Credit Fund and Angel Oak Funds Trust, affiliated registrants not discussed in this SAI.

Effective November 1, 2018, those Trustees who are not employees of the Adviser receive an annual retainer of $50,000 (pro-rated for any periods less than one year), as well as reimbursement for reasonable expenses incurred in connection with attendance at meetings. Each Independent Trustee also receives a fee of $10,000 for each regularly scheduled meeting attended in person. In addition, each Committee Chairman receives additional annual compensation of $12,000 (pro-rated for any periods less than one year). The Acquiring Fund does not have any pension nor retirement plans.

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Prior to November 1, 2018, those Trustees who were not employees of the Adviser received an annual retainer of $40,000 (pro-rated for any periods less than one year), as well as reimbursement for reasonable expenses incurred in connection with attendance at meetings. Each Independent Trustee also received a fee of $8,500 for each regularly scheduled meeting attended in person. The Acquiring Fund does not have any pension or retirement plans. Effective November 1, 2017, each Committee Chairman receives additional annual compensation of $12,000 (pro-rated for any periods less than one year).

The compensation paid to the Trustees for the fiscal period May 31, 2019 (commencement of operations) through January 31, 2020, were as follows:

Name of Person/Position	Aggregate Compensation from the Acquiring Fund	Total Compensation from the Acquiring Fund and Fund Complex Paid to Trustees(1)
Non-Interested Trustees
Alvin R. Albe, Jr., Trustee	$9,471	$102,000
Ira P. Cohen, Chairman	$9,471	$102,000
Andrea N. Mullins, Trustee	$9,471	$102,000
Keith M. Schappert, Trustee	$9,471	$102,000
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu, Trustee	$0	$0
Samuel R. Dunlap, Trustee	$0	$0

(1)	The Fund Complex consists of Angel Oak Funds Trust and Angel Oak Strategic Credit Fund, each an affiliated registrant not discussed in this SAI.

The compensation to be paid to the Trustees for the fiscal year ending January 31, 2021 are estimated to be as follows:

Name of Person/Position	Aggregate Compensation from the Acquiring Fund	Total Compensation from the Acquiring Fund and Fund Complex Paid to Trustees(1)
Non-Interested Trustees
Alvin R. Albe, Jr., Trustee	$12,410	$118,000
Ira P. Cohen, Chairman	$12,410	$118,000
Andrea N. Mullins, Trustee	$12,410	$118,000
Keith M. Schappert, Trustee	$12,410	$118,000
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu, Trustee	$0	$0
Samuel R. Dunlap, Trustee	$0	$0

(1)	The Fund Complex consists of Angel Oak Funds Trust and Angel Oak Strategic Credit Fund, each an affiliated registrant not discussed in this SAI.

INVESTMENT ADVISERS AND SUB-ADVISERS

The Acquiring Fund’s Investment Adviser

The Fund’s Adviser is Angel Oak, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326. Angel Oak Capital Advisors, LLC was formed in 2009. Michael A. Fierman and Sreeniwas (Sreeni) V. Prabhu are each a Managing Partner of the Adviser.

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee calculated and payable monthly in arrears at an annual rate of 1.35% of the average daily value of the Fund’s Managed Assets.

The Adviser has voluntarily agreed to waive its management fee to 1.00% of the Fund’s Managed Assets for the first year of the Fund’s operations. The Adviser may not recoup from the Fund any amount waived pursuant to this arrangement.

The Adviser retains the right to use the name “Angel Oak” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Fund’s right to use the name “Angel Oak” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

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The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

For the period May 31, 2019 (commencement of operations) through January 31, 2020, $1,768,751 in advisory fees was paid by the Acquiring Fund to the Investment Adviser.

PORTFOLIO MANAGEMENT

Unless otherwise indicated, the information below is provided as of the date of this SAI.

About the Acquiring Fund’s Portfolio Managers

Sreeniwas V. Prabhu, Johannes Palsson, Navid Abghari, and Cheryl Pate are the Portfolio Managers of the Acquiring Fund. As of January 31, 2020, the Portfolio Managers were responsible for managing the following types of accounts for the Adviser, other than the Acquiring Fund:

Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
$[ ]	$[ ]	$[ ]	$[ ]	[ ]	$[ ]

Johannes Palsson

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Navid Abghari

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Cheryl Pate

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

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Compensation

The Portfolio Managers receive an annual base salary from the Adviser. Mr. Prabhu has an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Acquiring Fund may abuse their fiduciary duties to the Acquiring Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Acquiring Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Acquiring Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

The Acquiring Fund is required to show the dollar amount ranges of the portfolio managers’ beneficial ownership of shares of the Acquiring Fund as of January 31, 2020:

Portfolio Manager	Dollar Range of Equity Securities in the Acquiring Fund
Sreeniwas (Sreeni) V. Prabhu	[__]
Johannes Palsson	[__]
Navid Abghari	[__]
Cheryl Pate	[__]

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the best interest of the shareholders for the Fund to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the NAV of the Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Shares trading at a price which is equal to or approximates their NAV.

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In recognition of the possibility that the Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Fund’s shareholders, the Board, in consultation with the Adviser, from time to time may review the possible actions to reduce any such discount.

PORTFOLIO TRANSACTIONS

Acquiring Fund Portfolio Transactions

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Acquiring Fund purchases or to whom the Acquiring Fund sells is acting on their own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Acquiring Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the applicable Acquiring Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Acquiring Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Acquiring Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Acquiring Fund. These payments may be made to the Acquiring Fund or to other persons on behalf of the Acquiring Fund for services provided to the Acquiring Fund for which those other persons would be obligated to pay.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Acquiring Fund to pay these brokers a

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higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because the Adviser will follow a limited number of securities most of the commission dollars spent on research will directly benefit clients and the Acquiring Fund’s investors.

Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Acquiring Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Acquiring Fund.

Other Accounts of the Adviser

Investment decisions for the Acquiring Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Acquiring Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated to obtain any price advantages available to large denomination purchases or sales.

For the period May 31, 2019 (commencement of operations) through January 31, 2020, the aggregate amount of brokerage commissions paid by the Acquiring Fund was $0.

Securities of Regular Broker-Dealers

From time to time, the Acquiring Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Acquiring Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Acquiring Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Acquiring Fund, or (iii) sold the largest dollar amounts of the Acquiring Fund’s shares. The Acquiring Fund did not hold any securities of any “regular brokers or dealers” during the period May 31, 2019 (commencement of operations), through January 31, 2020.

PROXY VOTING POLICY AND PROXY VOTING RECORD

Acquiring Fund Proxy Voting Policy and Proxy Voting Record

The Acquiring Fund Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Acquiring Fund which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).

In its role as investment adviser of the Acquiring Fund, the Adviser has adopted those proxy voting policies adopted by the Fund. To the extent that the Acquiring Fund’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Acquiring Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objective, subject to the provisions of the Fund’s policies regarding resolution of a conflict of interest with respect to the Adviser.

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The Adviser will vote proxies in the best interests of the Acquiring Fund. The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services). The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser may also consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Acquiring Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Acquiring Fund’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of the Fund.

The Fund will file a Form N-PX, with the Acquiring Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (855) 751-4324 and on the SEC’s website at www.sec.gov.

TAXATION

The following discussion is a brief summary of U.S. federal income tax considerations generally applicable to the Acquiring Fund and the ownership and disposition of the Acquiring Fund’s common shares. All references in this discussion to the “Fund” include only the Acquiring Fund. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment).

The tax information set forth in the Proxy Statement/Prospectus and the information in this section relates solely to Federal income tax law and assumes that each Fund qualifies as a RIC (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting a Fund and its shareholders and is in addition to the information provided in the Proxy Statement/Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Proxy Statement/Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is subject to the qualifications set forth in the Proxy Statement/Prospectus and is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of the Proxy Statement/Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in a Fund.

Qualification as a RIC

The Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.

Federal Income Tax Consequences of Qualification

As a RIC, a Fund will generally not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. To be subject to tax as a RIC, generally a Fund must satisfy the following requirements:

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The Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

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The Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from interests in qualified publicly traded partnerships.

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The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, a Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. To the extent that a Fund uses equalization accounting it will allocate a portion of its undistributed investment company taxable income and net capital gain to repurchases of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a RIC (see discussion below on what happens if a Fund fails to qualify for that treatment).

Failure to Qualify

If for any tax year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will generally be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If a Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Failure to qualify as a RIC would thus have a negative impact on a Fund’s income and performance. It is possible that a Fund will not qualify as a RIC in any given tax year.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you out of such income generally would be characterized as ordinary income. A portion of these distributions may qualify for the dividends-received deduction when paid to certain corporate shareholders to the extent of dividends received by a Fund from U.S. corporations, provided that certain holding period and other requirements are met.

A portion of a Fund’s distributions paid to individuals may be treated as “qualified dividend income,” which is subject to a reduced maximum Federal income tax rate. A properly reported distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, such distributions are not treated as qualified dividend income.

Given the Fund’s investment strategies, it is not expected that a significant portion of the Fund’s dividends will be eligible to be designated as qualified dividend income or the dividends-received deduction.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from repurchases or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions to you generally would be characterized as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

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The Acquiring Fund intends to operate, each year, using a fiscal and taxable year ending January 31.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividend income or capital gain dividends generally will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received instead of shares.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by a Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

A Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of the Fund are held by at least 500 persons at all times during a taxable year, (ii) shares of the Fund are treated as regularly traded on an established securities market or (iii) shares of the Fund are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). If a Fund is not treated as a publicly offered RIC for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) the Fund’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management fees paid to the Fund’s investment adviser and certain of the Fund’s other expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions are not deductible for taxable years that begin after December 31, 2017, and before January 1, 2026, and thereafter generally (i) will be deductible only to the extent that they exceed 2% of the adjusted gross income of the taxpayer, (ii) will not be deductible for purposes of the alternative minimum tax, and (iii) will be subject to the overall limitation on itemized deductions under Section 68 of the Code.

Certain Tax Rules Applicable to Fund Transactions

For Federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Additionally, some of the debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

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A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions being suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts being treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract, futures contract or similar financial instrument denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

A Fund may invest in shares of foreign corporations (including equity interests in certain CLOs) which may be treated as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign corporation is treated as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund tax years and an interest factor will be added to the tax, as if the tax had been payable in such prior tax years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been characterized as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given tax year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

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Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. The IRS recently issued final regulations that generally treat a Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a QEF election as Qualifying RIC Income either if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

If a Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation. If a Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in the Fund’s investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the distribution requirements applicable to RICs. The IRS recently issued final regulations that generally treat a Fund’s income inclusion with respect to a CFC as Qualifying RIC Income either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

A Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of a Fund’s income from a REMIC or a TMP, or from real estate investment trust (“REIT”) that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”), will be subject to Federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a RIC must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Federal Excise Tax

A 4% nondeductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ended on October 31 of the calendar year; and (3) all ordinary taxable income and capital gains for previous years that were not distributed or taxed during such years and on which the RIC did not incur any Federal income tax. The balance of a Fund’s income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

A Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

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Sale, Exchange or Repurchase of Shares

In general, you will recognize gain or loss on the sale, exchange or repurchase of Fund shares (including in connection with a termination of a Fund) in an amount equal to the difference between the proceeds of the sale, exchange or repurchase and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of a Fund within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or repurchase of Fund shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares (including shares deemed owned by shareholders under constructive ownership rules) or does not meet certain other requirements, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes (and instead would be treated as a dividend to the extent of a Fund’s earnings and profits), and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) or meet certain other requirements will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

A Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury “backup withholding” on taxable distributions and the proceeds of repurchases of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a C corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded if proper documentation is provided.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in a Fund.

Foreign Income Tax

Investment income received by a Fund from sources within foreign countries as well as gains or the proceeds from the sale or other disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund’s total assets at the close of its tax year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund subject to certain exceptions. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to: (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund; (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

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Foreign shareholders

The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, trusts and estates). shareholders who are not U.S. persons (“foreign shareholders”) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that taxable distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors). An investment in a Fund may also be included in determining a foreign shareholder’s U.S. estate tax liability.

Properly designated dividends received by a foreign shareholder from a RIC are generally exempt from U.S. Federal withholding tax when they (i) were paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s long-term capital loss for such taxable year). There can be no assurance that a Fund may designate all, some or none of the Fund’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Furthermore, in the case of Fund shares held through an intermediary, the intermediary may have withheld U.S. Federal income tax, even if a Fund designated all or a portion of such potentially eligible dividends as having been derived from qualified net interest or income or from qualified short-term capital gains.

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2020, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Fund’s outstanding common stock, except as described in the following table. A “principal shareholder” is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of the Fund. Shareholders holding greater than 25% interest in the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. The Fund does not have knowledge of the identity of the ultimate beneficiaries of the common shares listed below.

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
UBS Financial Services	Common Shares	4,338,773	38%
3710 South Parton Street
Santa Ana, CA 72707-4831

Wells Fargo Clearing Services, LLC	Common Shares	2,296,445	20%
One North Jefferson Avenue
St. Louis, MO 63103

RBC Capital Markets	Common Shares	1,308,813	11%
200 Vesey Street, 9th Floor
New York, NY 10281

OTHER SERVICE PROVIDERS

Administrator, Accounting Agent, and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, accounting agent, and transfer agent to the Acquiring Fund pursuant to respective agreements. Fund Services provides certain administrative services to the Acquiring Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Acquiring Fund’s administration agreements with Fund Services, Fund Services will receive fees from the Fund for services performed as administrator, transfer agent and fund accountant. Fund Services expects to receive a fee based on the average daily net assets of the Fund, subject to an annual minimum amount.

For the period May 31, 2019 (commencement of operations) through January 31, 2020, the fees paid by the Acquiring Fund to the Administrator was $81,501.

Custodian

U.S. Bank National Association (“U.S. Bank”) is the custodian for the Acquiring Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. U.S. Bank’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The custodian does not participate in decisions relating to the purchase and sale of securities by the Acquiring Fund. Fund Services and U.S. Bank are affiliated entities under the common control of U.S. Bancorp.

37

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 (the “Auditor”), has been selected as the independent registered public accounting firm for the Acquiring Fund. The Auditor will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested.

Legal Counsel

Dechert LLP, 1900 K Street NW, Washington, DC 20006, serves as legal counsel to the Acquiring Fund.

OTHER MATTERS

Code of Ethics

The Acquiring Fund and its Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

Registration Statement

This SAI and the Proxy Statement/Prospectus do not contain all the information included in the registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, are available on the SEC’s website at www.sec.gov or may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Proxy Statement/Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

38

FINANCIAL STATEMENTS

The audited financial statements of the Acquired Fund for [    ] are incorporated by reference herein [    ]. The unaudited financial statements of the Acquired Fund for the period ended September 30, 2019, in the Acquired Fund’s semi-annual report filed on Form N-CSR on December 4, 2019, are incorporated by reference herein.

The unaudited financial statements of the Acquiring Fund for the period ended July 31, 2019, in the Acquiring Fund’s semi-annual report filed on Form N-CSR on October 10, 2019, are incorporated by reference herein.

PRO FORMA FINANCIAL STATEMENTS

Set forth below are unaudited pro forma financial statements of the combined surviving Fund giving effect to the Reorganization of the Acquired Fund with and into the Acquiring Fund which include: (i) Pro forma Condensed Combined Schedule of Investments at December 31, 2019; (ii) Pro forma Condensed Combined Statement of Assets and Liabilities at December 31, 2019; (iii) Pro Forma Condensed Combined Statement of Operations for the period May 31, 2019, through December 31, 2019; and (iv) Notes to Pro forma Condensed Combined Financial Statements.

Schedule of Investments

December 31, 2019 (Unaudited)	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined Fund
	Principal	Value	Principal	Value	Principal	Value	Principal	Value
	Amount		Amount		Amount		Amount
Asset-Backed Securities — 0.7%
ARES XLIV CLO Ltd., Series 2017-44A, Class E, 10.051% (3-Month USD Libor+8.05%), 10/15/2029 (a)(b)	$—	$—	$500,000	$455,225	(500,000)	(455,225)	—	—
Ashford Hospitality Trust, Series 2018-KEYS, Class F, 7.740% (1-Month USD Libor+6.00%), 5/15/2035 (a)(b)	—	—	500,000	501,851	(500,000)	(501,851)	—	—
Beechwood Park CLO Ltd., Series 2019-1A, Class E, 9.403% (3-Month USD Libor+7.50%), 1/17/2033 (a)(b)	—	—	250,000	249,200	(250,000)	(249,200)	—	—
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, 9.526% (3-Month USD Libor+7.70%), 10/20/2032 (a)(b)	—	—	500,000	501,098	(500,000)	(501,098)	—	—
Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.950%, 8/15/2026 (b)	—	—	300,000	294,220	(300,000)	(294,220)	—	—
CPS Auto Receivables Trust, Series 2017-D, Class E, 5.300%, 6/17/2024 (b)	—	—	500,000	515,389	(500,000)	(515,389)	—	—
CPS Auto Receivables Trust , Series 2019-C, Class F, 6.940%, 9/15/2026 (b)	—	—	300,000	307,726	(300,000)	(307,726)	—	—
Deephaven Residential Mortgage Trust, Series 2018-4A, Class B2, 6.125%, 10/25/2058 (b)(c)	—	—	500,000	509,987	(500,000)	(509,987)	—	—
Deephaven Residential Mortgage Trust, Series 2019-3A, Class B1, 4.258%, 7/25/2059 (b)(c)	—	—	600,000	604,814	(600,000)	(604,814)	—	—
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, 4.792% (1-Month USD Libor+3.00%), 10/25/2029 (a)	—	—	300,000	313,676	(300,000)	(313,676)	—	—
First Investors Auto Owner Trust, Series 2019-1A, Class F, 6.150%, 7/15/2026 (b)	—	—	250,000	253,482	(250,000)	(253,482)	—	—
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class E, 4.300%, 9/15/2025 (b)	—	—	100,000	101,353	(100,000)	(101,353)	—	—
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A2, 4.250%, 5/25/2059 (b)(d)	—	—	500,000	500,104	(500,000)	(500,104)	—	—
Magnetite XVI Ltd., Series 2015-16A, Class F, 8.503% (3-Month USD Libor+6.50%), 1/18/2028 (b)(c)	—	—	250,000	219,083	(250,000)	(219,083)	—	—
MMCF CLO LLC, Series 2017-1A, Class D, 8.366% (3-Month USD Libor+6.38%), 1/15/2028 (b)(c)	—	—	1,000,000	975,938	(1,000,000)	(975,938)	—	—
Monroe Capital MML CLO VI Ltd., Series 2018-1A, Class E, 8.901% (3-Month USD Libor+6.90%), 4/15/2030 (a)(b)	—	—	1,000,000	923,151	(1,000,000)	(923,151)	—	—
Mosaic Solar Loan Trust, Series 2018-1A, Class C, , 6/22/2043 (b)	—	—	335,000	284,412	(335,000)	(284,412)	—	—
Mosaic Solar Loan Trust, Series 2019-1A, Class B, , 12/21/2043 (b)	—	—	391,158	320,115	(391,158)	(320,115)	—	—
Mosaic Solar Loans LLC, Series 2017-2A, Class D, , 6/22/2043 (b)	—	—	340,972	319,920	(340,972)	(319,920)	—	—
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 5.042% (1-Month USD Libor+3.2%), 10/15/2049 (a)(b)	—	—	250,000	262,063	(250,000)	(262,063)	—	—
New Residential Mortgage Loan Trust, Series 2019-NQM1, Class B2, 5.465%, 1/25/2049 (b)(c)	—	—	500,000	498,459	(500,000)	(498,459)	—	—
Palmer Square CLO Ltd., Series 2019-1A, Class SUB, , 4/20/2027 (b)(c)	—	—	750,000	684,733	—	—	750,000	684,733
Palmer Square Loan Funding 2019-4 Ltd., Series 2019-4A, Class SUB, , 10/24/2027 (b)(c)	—	—	750,000	763,803	—	—	750,000	763,803
Palmer Square Loan Funding Ltd., Series 2019-3A, Class SUB, , 8/20/2027 (b)(c)	—	—	750,000	741,222	—	—	750,000	741,222
Pretium Mortgage Credit Partners I LLC, Series 2019-NPL1, Class A2, 5.927%, 7/25/2060 (b)(d)	—	—	150,000	151,350	(150,000)	(151,350)	—	—
Prosper Marketplace Issuance Trust Series, Series 2019-2A, Class C, 5.050%, 9/15/2025 (b)	—	—	200,000	202,978	(200,000)	(202,978)	—	—
RBSSP Resecuritization Trust, Series 2009-10, Class 2A2, 2.000%, 1/26/2037 (b)(c)	—	—	700,063	497,909	(700,063)	(497,909)	—	—
Regatta XVI Funding Ltd., Series 2019-2A, Class E, 8.903% (3-Month USD Libor+7.00%), 1/15/2033 (b)(c)	—	—	400,000	392,134	(400,000)	(392,134)	—	—
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.664%, 9/25/2059 (b)(c)	—	—	200,000	199,230	(200,000)	(199,230)	—	—
Seasoned Credit Risk Transfer Trust Series, Series 2019-2, Class M, 4.750%, 8/25/2058 (b)(c)	—	—	500,000	517,070	(500,000)	(517,070)	—	—
Velocity Commercial Capital Loan Trust, Series 2018-1, Class M6, 7.260%, 4/25/2048 (b)	—	—	194,492	195,523	(194,492)	(195,523)	—	—
York CLO-2 Ltd., Series 2015-1A, Class F, 9.203% (3-Month USD Libor+7.25%), 1/22/2031 (b)(c)	—	—	1,000,000	843,470	(1,000,000)	(843,470)	—	—

TOTAL ASSET-BACKED SECURITIES - (Cost — $2,250,000)		—		14,100,688		(11,910,930)		2,189,758

Bank Loans - 1.6%
BJ Services, 12.430%, 1/3/2023 (e)	—	—	1,933,344	1,950,000	—	—	1,933,344	1,950,000
Juul, 8.902%, 8/2/2023 (e)	—	—	1,238,480	1,212,500	—	—	1,238,480	1,212,500
Murray Savings Association, 11.500%, 2/12/2021 (e)	—	—	1,514,165	1,483,881	—	—	1,514,165	1,483,881
Premier Brands Group Holdings LLC, 10.156%, 03/20/2024 (e)	—	—	456,222	459,779	—	—	456,222	459,779

TOTAL BANK LOANS - (Cost — $5,142,210)		—		5,106,160		—		5,106,160

	Shares		Shares		Shares		Shares
Closed-End Funds - 0.0%
Aberdeen Emerging Markets Equity Income Fund, Inc.	—	—	31,332	238,750	(31,332)	(238,750)	—	—
Aberdeen Total Dynamic Dividend Fund (f)	—	—	80,241	718,157	(80,241)	(718,157)	—	—
AllianzGI NFJ Dividend Interest & Premium Strategy Fund (f)	—	—	39,576	514,488	(39,576)	(514,488)	—	—
Barings BDC, Inc. (f)	—	—	69,596	715,447	(69,596)	(715,447)	—	—
BlackRock California Municipal Income Trust	—	—	3,919	53,142	(3,919)	(53,142)	—	—
BlackRock Credit Allocation Income Trust	—	—	14,926	208,666	(14,926)	(208,666)	—	—
BlackRock Debt Strategies Fund, Inc. (f)	—	—	77,300	865,760	(77,300)	(865,760)	—	—
BlackRock New York Municipal Income Quality Trust	—	—	15,709	215,999	(15,709)	(215,999)	—	—
BlackRock Resources & Commodities Strategy Trust	—	—	18,190	146,793	(18,190)	(146,793)	—	—
BrandywineGLOBAL Global Income Opportunities Fund, Inc. (f)	—	—	60,907	769,255	(60,907)	(769,255)	—	—
Clough Global Equity Fund	—	—	23,247	280,591	(23,247)	(280,591)	—	—
Clough Global Opportunities Fund (f)	—	—	47,048	444,133	(47,048)	(444,133)	—	—
Cohen & Steers Infrastructure Fund, Inc.	—	—	4,292	112,450	(4,292)	(112,450)	—	—
Cornerstone Strategic Value Fund, Inc.	—	—	5,768	64,659	(5,768)	(64,659)	—	—
Delaware Enhanced Global Dividend & Income Fund (f)	—	—	32,045	333,268	(32,045)	(333,268)	—	—
Duff & Phelps Utility and Corporate Bond Trust, Inc.	—	—	14,845	135,683	(14,845)	(135,683)	—	—
Eaton Vance Floating-Rate Income Plus Fund	—	—	9,376	150,016	(9,376)	(150,016)	—	—
Eaton Vance Ltd. Duration Income Fund (f)	—	—	77,615	1,028,399	(77,615)	(1,028,399)	—	—
Eaton Vance Senior Income Trust	—	—	45,058	288,822	(45,058)	(288,822)	—	—
Eaton Vance Tax-Managed Buy-Write Strategy Fund	—	—	15,074	154,358	(15,074)	(154,358)	—	—
GDL Fund	—	—	4,393	40,855	(4,393)	(40,855)	—	—
Highland Global Allocation Fund/CEF	—	—	8,739	81,622	(8,739)	(81,622)	—	—
Highland Income Fund (f)	—	—	30,396	377,822	(30,396)	(377,822)	—	—
India Fund, Inc. (f)	—	—	4,305	86,660	(4,305)	(86,660)	—	—
Invesco Dynamic Credit Opportunities Fund (f)	—	—	26,519	300,991	(26,519)	(300,991)	—	—
Invesco High Income Trust II (f)	—	—	15,293	218,384	(15,293)	(218,384)	—	—
Invesco Municipal Opportunity Trust	—	—	155	1,916	(155)	(1,916)	—	—
Invesco Senior Income Trust (f)	—	—	60,513	259,601	(60,513)	(259,601)	—	—
John Hancock Tax-Advantaged Global Shareholder Yield Fund	—	—	11,874	83,949	(11,874)	(83,949)	—	—
Kayne Anderson MLP/Midstream Investment Co. (f)	—	—	35,848	499,363	(35,848)	(499,363)	—	—
Lazard Global Total Return and Income Fund, Inc. (f)	—	—	3,067	50,759	(3,067)	(50,759)	—	—
Neuberger Berman High Yield Strategies Fund, Inc.	—	—	2,674	33,024	(2,674)	(33,024)	—	—
Neuberger Berman New York Municipal Fund, Inc.	—	—	8,247	102,767	(8,247)	(102,767)	—	—
NexPoint Strategic Opportunities Fund	—	—	18,849	333,816	(18,849)	(333,816)	—	—
Nuveen AMT-Free Municipal Credit Income Fund	—	—	31,379	523,088	(31,379)	(523,088)	—	—
Nuveen AMT-Free Quality Municipal Income Fund	—	—	12,665	182,123	(12,665)	(182,123)	—	—
Nuveen Credit Strategies Income Fund (f)	—	—	72,350	554,925	(72,350)	(554,925)	—	—
Nuveen Georgia Quality Municipal Income Fund	—	—	17,512	220,826	(17,512)	(220,826)	—	—
Nuveen Intermediate Duration Quality Municipal Term Fund (f)	—	—	6,157	85,459	(6,157)	(85,459)	—	—
Nuveen Ohio Quality Municipal Income Fund	—	—	3,494	53,895	(3,494)	(53,895)	—	—
Nuveen Texas Quality Municipal Income Fund	—	—	955	13,685	(955)	(13,685)	—	—
Palmer Square Opportunistic Income Fund	—	—	149,699	2,767,942	(149,699)	(2,767,942)	—	—
PGIM Global High Yield Fund, Inc. (f)	—	—	75,417	1,132,763	(75,417)	(1,132,763)	—	—
PGIM High Yield Bond Fund, Inc. (f)	—	—	17,312	266,605	(17,312)	(266,605)	—	—
PIMCO Energy & Tactical Credit Opportunities Fund	—	—	40,132	662,178	(40,132)	(662,178)	—	—
PIMCO Flexible Credit Income Fund - Class I	—	—	286,063	2,789,111	(286,063)	(2,789,111)	—	—
Pomona Investment Fund	—	—	219,457	2,126,803	(219,457)	(2,126,803)	—	—
Putnam Municipal Opportunities Trust	—	—	12,370	162,666	(12,370)	(162,666)	—	—
Royce Micro-Cap Trust, Inc.	—	—	31,988	273,178	(31,988)	(273,178)	—	—
Source Capital, Inc.	—	—	8,615	333,314	(8,615)	(333,314)	—	—
Special Opportunities Fund, Inc. (f)	—	—	11,382	167,657	(11,382)	(167,657)	—	—
Swiss Helvetia Fund, Inc.	—	—	19,686	165,559	(19,686)	(165,559)	—	—
Templeton Global Income Fund (f)	—	—	88,019	539,556	(88,019)	(539,556)	—	—
Voya Emerging Markets High Income Dividend Equity Fund	—	—	5,798	46,326	(5,798)	(46,326)	—	—
Voya Global Equity Dividend and Premium Opportunity Fund	—	—	23,917	148,046	(23,917)	(148,046)	—	—
Voya Natural Resources Equity Income Fund	—	—	13,167	54,248	(13,167)	(54,248)	—	—
Voya Prime Rate Trust (f)	—	—	106,440	533,264	(106,440)	(533,264)	—	—
Western Asset Global High Income Fund, Inc. (f)	—	—	26,468	265,209	(26,468)	(265,209)	—	—

TOTAL CLOSED-END FUNDS - (Cost — $0)		—		23,978,791		(23,978,791)		—

	Principal		Principal		Principal		Principal
	Amount		Amount		Amount		Amount
Collateralized Loan Obligations — 0.1%
JFIN CLO Ltd., Series 2013-1A, Class ER, 0.000% (3 Month LIBOR USD + 6.500%), 1/22/2030 (a)(b)(g)	$250,000	$220,000	$—	$—	$—	$—	$250,000	$220,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS - (Cost — $220,000)		220,000		—		—		220,000

Collateralized Mortgage Obligations — 0.0%
Alternative Loan Trust, Series 2006-HY10, Class 1X, 0.475%, 5/25/2036 (c)	—	—	6,535,897	96,921	(6,535,897)	(96,921)	—	—
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 1.978%, 12/25/2046 (c)	—	—	466,770	39,684	(466,770)	(39,684)	—	—
American Home Mortgage Investment Trust, Series 2006-1, Class 12A1, 2.192% (1-Month USD Libor+0.40%), 3/25/2046 (a)	—	—	209,303	201,555	(209,303)	(201,555)	—	—
American Home Mortgage Investment Trust, Series 2006-2, Class 1A2, 2.112% (1-Month USD Libor+0.32%), 6/25/2046 (a)	—	—	1,240,095	463,506	(1,240,095)	(463,506)	—	—
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class F, 5.740% (1-Month USD Libor+4.00%), 6/15/2035 (a)(b)	—	—	250,000	251,719	(250,000)	(251,719)	—	—
BAMLL Commercial Mortgage Securities Trust, Series 2019-AHT, Class F, 5.940% (1-Month USD Libor+4.20%), 3/15/2034 (a)(b)	—	—	500,000	501,832	(500,000)	(501,832)	—	—
BBCMS Trust, Series 2018-CBM, Class F, 5.890% (1-Month USD Libor+4.15%), 7/15/2037 (a)(b)	—	—	200,000	201,003	(200,000)	(201,003)	—	—
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class G, 4.731% (1-Month USD Libor+2.99%), 11/15/2036 (a)(b)	—	—	250,000	250,393	(250,000)	(250,393)	—	—
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1X, 0.966%, 2/25/2035 (c)	—	—	6,287,638	126,369	(6,287,638)	(126,369)	—	—
Citigroup Commercial Mortgage Trust, Series 2018-TBR, Class F, 5.390% (1-Month USD Libor+3.65%), 12/15/2036 (a)(b)	—	—	250,000	252,380	(250,000)	(252,380)	—	—
Csail Commercial Mortgage Trust, Series 2015-C2, Class C, 4.192%, 6/15/2057 (c)	—	—	100,000	97,165	(100,000)	(97,165)	—	—
CSMC Trust, Series 2018-RPL2, Class A2, 4.318%, 8/25/2062 (b)(c)	—	—	500,000	498,710	(500,000)	(498,710)	—	—
CSMC Trust, Series 2017-PFHP, Class G, 7.890% (1-Month USD Libor+6.15%), 12/15/2030 (a)(b)	—	—	500,000	502,565	(500,000)	(502,565)	—	—
Deutsche Alt-A Securities Mortgage Loan Trust Series, Series 2007-BAR1, Class A4, 2.032% (1-Month USD Libor+0.24%), 3/25/2037 (a)	—	—	2,000,000	232,540	(2,000,000)	(232,540)	—	—
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M2, 4.292% (1-Month USD Libor+2.50%), 3/25/2030 (a)	—	—	750,000	768,321	(750,000)	(768,321)	—	—
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HQA3, Class M2, 4.142% (1-Month USD Libor+2.35%), 4/25/2030 (a)	—	—	236,797	241,057	(236,797)	(241,057)	—	—
GS Mortgage Securities Corp. Trust, Series 2019-SMP, Class F, 4.840% (1-Month USD Libor+3.10%), 8/15/2032 (a)(b)	—	—	250,000	250,619	(250,000)	(250,619)	—	—
GS Mortgage Securities Trust, Series 2018-HART, Class F, 5.640% (1-Month USD Libor+3.90%), 10/15/2031 (a)(b)	—	—	250,000	251,014	(250,000)	(251,014)	—	—
IndyMac INDX Mortgage Loan Trust, Series 2004-AR12, Class AX2, 1.157%, 12/25/2034 (c)	—	—	3,489,794	129,838	(3,489,794)	(129,838)	—	—
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class F, 5.740% (1-Month USD Libor+4.00%), 2/15/2035 (a)(b)	—	—	250,000	251,268	(250,000)	(251,268)	—	—
Luminent Mortgage Trust, Series 2006-6, Class A2B, 2.032% (1-Month USD Libor+0.24%), 10/25/2046 (a)	—	—	310,604	244,003	(310,604)	(244,003)	—	—
Morgan Stanley Mortgage Loan Trust, Series 2007-10XS, Class A2, 6.250%, 2/25/2037 (c)	—	—	26,070	17,961	(26,070)	(17,961)	—	—
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1, 1.912% (1-Month USD Libor+0.12%), 4/25/2037 (a)	—	—	534,609	279,439	(534,609)	(279,439)	—	—
Motel 6 Trust, Series 2017-MTL6, Class F, 5.990% (1-Month USD Libor+4.25%), 8/15/2034 (a)(b)	—	—	160,490	161,768	(160,490)	(161,768)	—	—
RALI Series Trust, Series 2006-QS17, Class A7, 6.000%, 12/25/2036	—	—	479,935	454,942	(479,935)	(454,942)	—	—
RALI Series Trust, Series 2008-QR1, Class 1A4, 6.000%, 8/25/2036	—	—	1,062,395	934,565	(1,062,395)	(934,565)	—	—
Residential Asset Securitization Trust, Series 2006-A8, Class 2A7, 6.500%, 8/25/2036	—	—	1,536,195	785,282	(1,536,195)	(785,282)	—	—
Residential Asset Securitization Trust, Series 2007-A6, Class 1A3, 6.000%, 6/25/2037	—	—	442,289	380,660	(442,289)	(380,660)	—	—
Verus Securitization Trust, Series 2019-3, Class B1, 4.043%, 7/25/2059 (b)(c)	—	—	250,000	250,015	(250,000)	(250,015)	—	—

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $0)		—		9,117,094		(9,117,094)		—

	Shares		Shares		Shares		Shares
Common Stocks - 0.0%
Communications - 0.0%
eDreams ODIGEO S.A.(h)	—	$—	197,501	$945,967	$ (197,501)	$ (945,967)	—	$—
Spark Networks S.E. - ADR (h)(i)	—	—	11,588	52,494	(11,588)	(52,494)	—	—
Twitter, Inc. (h)	—	—	9,832	315,115	(9,832)	(315,115)	—	—

		—		1,313,576		(1,313,576)		—

Consumer Discretionary — 0.0%
EZCORP, Inc. - Class A (h)	—	—	74,391	507,346	(74,391)	(507,346)	—	—
Potbelly Corp. (h)	—	—	74,158	312,947	(74,158)	(312,947)	—	—
Select Interior Concepts, Inc. - Class A (h)	—	—	43,696	392,827	(43,696)	(392,827)	—	—
Tiffany & Co.	—	—	1,632	218,117	(1,632)	(218,117)	—	—
William Lyon Homes - Class A (h)	—	—	3,255	65,035	(3,255)	(65,035)	—	—

		—		1,496,272		(1,496,272)		—

Consumer Staples - 0.0%
Darling Ingredients, Inc. (f)(h)	—	—	58,394	1,639,703	(58,394)	(1,639,703)	—	—

Energy - 0.0%
CrossAmerica Partners LP	—	—	25,100	453,055	(25,100)	(453,055)	—	—
Tallgrass Energy LP - Class A	—	—	26,880	594,586	(26,880)	(594,586)	—	—

		—		1,047,641		(1,047,641)		—

Financials - 0.0%
8i Enterprises Acquisition Corp. (h)(i)	—	—	4,504	45,130	(4,504)	(45,130)	—	—
Act II Global Acquisition Corp. (h)(i)	—	—	2,518	25,558	(2,518)	(25,558)	—	—
Aircastle Ltd. (i)	—	—	7,345	235,113	(7,345)	(235,113)	—	—
Alberton Acquisition Corp. (h)(i)	—	—	5,404	57,445	(5,404)	(57,445)	—	—
Alussa Energy Acquisition Corp. (h)(i)	—	—	9,323	93,976	(9,323)	(93,976)	—	—
Amplitude Healthcare Acquisition Corp. (h)	—	—	6,577	66,099	(6,577)	(66,099)	—	—
Andina Acquisition Corp. III (h)(i)	—	—	5,590	56,179	(5,590)	(56,179)	—	—
B Riley Principal Merger Corp. - Class A (h)	—	—	3,940	39,439	(3,940)	(39,439)	—	—
Big Rock Partners Acquisition Corp. (h)	—	—	2,674	28,344	(2,674)	(28,344)	—	—
Boxwood Merger Corp. - Class A (h)	—	—	4,354	43,975	(4,354)	(43,975)	—	—
CF Finance Acquisition Corp. (h)	—	—	3,127	32,521	(3,127)	(32,521)	—	—
ChaSerg Technology Acquisition Corp. (h)	—	—	1	12	(1)	(12)	—	—
ChaSerg Technology Acquisition Corp. - Class A (h)	—	—	3,750	40,538	(3,750)	(40,538)	—	—
Churchill Capital Corp. II (h)	—	—	2,050	22,096	(2,050)	(22,096)	—	—
CIIG Merger Corp. (h)	—	—	2,695	27,273	(2,695)	(27,273)	—	—
Crescent Acquisition Corp. (h)	—	—	3,744	38,339	(3,744)	(38,339)	—	—
DD3 Acquisition Corp. (h)(i)	—	—	5,717	58,428	(5,717)	(58,428)	—	—
Diamond Hill Investment Group, Inc.	—	—	3,666	514,926	(3,666)	(514,926)	—	—
Edtechx Holdings Acquisition Corp. (h)	—	—	3,751	38,260	(3,751)	(38,260)	—	—
Far Point Acquisition Corp. - Class A (h)	—	—	2,268	23,247	(2,268)	(23,247)	—	—
Fellazo, Inc. (h)(i)	—	—	4,293	43,359	(4,293)	(43,359)	—	—
FinTech Acquisition Corp. III (h)	—	—	3,235	34,615	(3,235)	(34,615)	—	—
Gordon Pointe Acquisition Corp. (h)	—	—	15,202	160,685	(15,202)	(160,685)	—	—
Graf Industrial Corp. (h)	—	—	5,615	59,800	(5,615)	(59,800)	—	—
Greenvision Acquisition Corp. (h)	—	—	9,058	91,486	(9,058)	(91,486)	—	—
Haymaker Acquisition Corp. II (h)	—	—	3,096	32,508	(3,096)	(32,508)	—	—
Healthcare Merger Corp. (h)	—	—	1,347	13,941	(1,347)	(13,941)	—	—
Hennessy Capital Acquisition Corp. IV (h)	—	—	4,074	43,510	(4,074)	(43,510)	—	—
Insurance Acquisition Corp. (h)	—	—	1,206	12,434	(1,206)	(12,434)	—	—
Juniper Industrial Holdings, Inc. (h)	—	—	177	1,788	(177)	(1,788)	—	—
Landcadia Holdings II, Inc. (h)	—	—	5,171	52,331	(5,171)	(52,331)	—	—
Leisure Acquisition Corp. (h)	—	—	1	10	(1)	(10)	—	—
Leisure Acquisition Corp. (h)	—	—	6,444	67,146	(6,444)	(67,146)	—	—
Liberty Property Trust - REIT (f)	—	—	25,330	1,521,066	(25,330)	(1,521,066)	—	—
LIV Capital Acquisition Corp. (h)(i)	—	—	10,878	109,215	(10,878)	(109,215)	—	—
Merida Merger Corp. I (h)	—	—	10,809	105,172	(10,809)	(105,172)	—	—
Monocle Acquisition Corp. (h)	—	—	1,391	14,160	(1,391)	(14,160)	—	—
Mudrick Capital Acquisition Corp. - Class A (h)	—	—	8,811	90,930	(8,811)	(90,930)	—	—
Netfin Acquisition Corp. (h)(i)	—	—	4,279	43,218	(4,279)	(43,218)	—	—
Opes Acquisition Corp. (h)	—	—	5,323	55,998	(5,323)	(55,998)	—	—
Osprey Technology Acquisition Corp. (h)	—	—	5,272	53,669	(5,272)	(53,669)	—	—
Pivotal Investment Corp. II (h)	—	—	7,505	76,551	(7,505)	(76,551)	—	—
PropTech Acquisition Corp. (h)	—	—	3,398	34,660	(3,398)	(34,660)	—	—
Replay Acquisition Corp. (h)(i)	—	—	4,090	42,332	(4,090)	(42,332)	—	—
Schultze Special Purpose Acquisition Corp. (h)	—	—	5,506	57,262	(5,506)	(57,262)	—	—
South Mountain Merger Corp. (h)	—	—	5,531	56,693	(5,531)	(56,693)	—	—
Stable Road Acquisition Corp. (h)	—	—	1,793	18,450	(1,793)	(18,450)	—	—
Trine Acquisition Corp. (h)	—	—	5,718	57,523	(5,718)	(57,523)	—	—

Tuscan Holdings Corp. (h)	—	—	4,032	41,731	(4,032)	(41,731)	—	—
Twelve Seas Investment Co. (h)(i)	—	—	340	2,978	(340)	(2,978)	—	—
Wealthbridge Acquisition Ltd. (h)(i)	—	—	4,175	42,293	(4,175)	(42,293)	—	—

		—		4,524,412		(4,524,412)		—

Health Care - 0.0%
Allergan PLC7 (i)	—	—	6,966	1,331,690	(6,966)	(1,331,690)	—	—
ArQule, Inc. (h)	—	—	14,516	289,739	(14,516)	(289,739)	—	—
Audentes Therapeutics, Inc. (h)	—	—	3,214	192,326	(3,214)	(192,326)	—	—
Harvard Bioscience, Inc. (h)	—	—	23,303	71,074	(23,303)	(71,074)	—	—
Medicines Co. (h)	—	—	1,137	96,577	(1,137)	(96,577)	—	—
Synthorx, Inc. (h)	—	—	682	47,665	(682)	(47,665)	—	—
WellCare Health Plans, Inc. (h)	—	—	1,145	378,091	(1,145)	(378,091)	—	—
Wright Medical Group N.V. (h)(i)	—	—	6,794	207,081	(6,794)	(207,081)	—	—

		—		2,614,243		(2,614,243)		—

Industrials - 0.0%
Diamond S Shipping, Inc. (h)(i)	—	—	22,163	371,009	(22,163)	(371,009)	—	—
Euronav N.V. (i)	—	—	12,107	151,822	(12,107)	(151,822)	—	—
Global Ship Lease, Inc. - Class A (f)(h)(i)	—	—	69,106	610,206	(69,106)	(610,206)	—	—
Heritage-Crystal Clean, Inc. (h)	—	—	10,809	339,078	(10,809)	(339,078)	—	—
International Seaways, Inc.(f)(h)(i)	—	—	20,829	619,871	(20,829)	(619,871)	—	—
Navigator Holdings Ltd. (h)(i)	—	—	23,308	313,959	(23,308)	(313,959)	—	—
Scorpio Tankers, Inc. (i)	—	—	7,904	310,943	(7,904)	(310,943)	—	—

		—		2,716,888		(2,716,888)		—

Materials - 0.0%
AdvanSix, Inc. (f)(h)	—	—	26,837	535,667	(26,837)	(535,667)	—	—
Cameco Corp. (i)	—	—	16,685	148,497	(16,685)	(148,497)	—	—
Chemtrade Logistics Income Fund	—	—	48,797	414,470	(48,797)	(414,470)	—	—
IPL Plastics, Inc. (h)	—	—	183,720	1,114,826	(183,720)	(1,114,826)	—	—
Lydall, Inc. (h)	—	—	7,475	153,387	(7,475)	(153,387)	—	—
Orion Engineered Carbons S.A. (f)(i)	—	—	35,101	677,449	(35,101)	(677,449)	—	—

		—		3,044,296		(3,044,296)		—

Technology - 0.0%
EXFO, Inc. (f)(h)(i)	—	—	82,875	384,540	(82,875)	(384,540)	—	—
Instructure, Inc. (h)	—	—	1,152	55,538	(1,152)	(55,538)	—	—
InterDigital, Inc.	—	—	4,984	271,578	(4,984)	(271,578)	—	—
InterXion Holding N.V. (h)(i)	—	—	6,707	562,114	(6,707)	(562,114)	—	—
LogMeIn, Inc.	—	—	1,540	132,040	(1,540)	(132,040)	—	—
MicroStrategy, Inc. - Class A (f)(h)	—	—	5,105	728,126	(5,105)	(728,126)	—	—
Nokia Oyj - ADR (i)	—	—	59,835	221,988	(59,835)	(221,988)	—	—
Silicom Ltd. (h)(i)	—	—	599	19,923	(599)	(19,923)	—	—
Sonim Technologies, Inc. (h)	—	—	198,029	718,845	(198,029)	(718,845)	—	—
Super Micro Computer, Inc. (h)	—	—	10,691	256,798	(10,691)	(256,798)	—	—
Tech Data Corp. (h)	—	—	1,886	270,829	(1,886)	(270,829)	—	—
Vishay Precision Group, Inc. (h)	—	—	4,538	154,292	(4,538)	(154,292)	—	—

		—		3,776,611		(3,776,611)		—

Utilities - 0.0%
Pattern Energy Group, Inc. - Class A	—	—	12,279	328,525	(12,279)	(328,525)	—	—

TOTAL COMMON STOCKS (Cost — $0)		—		22,502,167		(22,502,167)		—

	Principal		Principal		Principal		Principal
	Amount		Amount		Amount		Amount
Corporate Obligations — 92.4%
Financial — 90.0%
Allegiance Bancshares, Inc., 4.700% (3 Month LIBOR USD + 3.130%), 10/1/2029 (a)	$1,750,000	$1,772,525	$—	$—	$—	$—	$1,750,000	$1,772,525
Ameris Bancorp, 4.250% (SOFR + 2.940%), 12/15/2029 (a)	3,000,000	3,026,016	—	—	—	—	3,000,000	3,026,016
Avidbank Holdings, Inc., 5.000% (SOFR + 3.595%), 12/30/2029 (a)(b)	6,000,000	6,000,000	—	—	—	—	6,000,000	6,000,000
B. Riley Financial, Inc., 6.500%, 9/30/2026	160,000	4,032,000	—	—	—	—	160,000	4,032,000
B. Riley Financial, Inc., 6.875%, 9/30/2023	57,000	1,460,910	—	—	—	—	57,000	1,460,910
BancorpSouth Bank, 4.125% (3 Month LIBOR USD + 2.470%), 11/20/2029 (a) (j)	4,000,000	4,082,283	—	—	—	—	4,000,000	4,082,283
Bank of Commerce Holdings, 6.875% (3 Month LIBOR USD + 5.260%), 12/10/2025 (a)(b)	6,500,000	6,603,914	—	—	—	—	6,500,000	6,603,914
BankGuam Holding Co., 6.350% (3 Month LIBOR USD + 4.660%), 6/30/2029 (a)	9,000,000	9,266,575	—	—	—	—	9,000,000	9,266,575
Banksouth Holding Co., 5.875% (3 Month LIBOR USD + 4.020%), 7/30/2029 (a)(b) (k)	5,000,000	5,094,435	—	—	—	—	5,000,000	5,094,435
Banterra Bank, 6.000% (3 Month LIBOR USD + 4.120%), 6/7/2029 (a) (k)	7,500,000	7,719,349	—	—	—	—	7,500,000	7,719,349
Bar Harbor Bankshares, 4.625% (SOFR + 3.270%), 12/1/2029 (a)(b)	3,000,000	2,995,485	—	—	—	—	3,000,000	2,995,485
Beal Trust I, 5.830% (6 Month LIBOR USD + 3.625%), 7/30/2037 (a)	5,000	5,121,450	—	—	—	—	5,000	5,121,450
BlackRock Capital Investment Corp., 5.000%, 6/15/2022	—	—	100,000	100,374	(100,000)	(100,374)	—	—
Business Development Corp. of America, 4.850%, 12/15/2024 (b)	2,000,000	2,002,039	—	—	—	—	2,000,000	2,002,039
Cadence BanCorp, 4.750% (3 Month LIBOR USD + 3.030%), 6/30/2029 (a) (j)	750,000	764,202	—	—	—	—	750,000	764,202
Capital Bancorp, Inc., 6.950% (3 Month LIBOR USD + 5.337%), 12/1/2025 (a)(b)	2,500,000	2,543,149	—	—	—	—	2,500,000	2,543,149
Central Bancshares, Inc., 5.750% (3 Month LIBOR USD + 3.870%), 6/30/2029 (a)(b)	5,000,000	5,097,375	—	—	—	—	5,000,000	5,097,375
Clear Blue Financial Holdings LLC, 7.000%, 4/15/2025 (b)	6,000,000	6,113,596	—	—	—	—	6,000,000	6,113,596
Community Heritage Financial, Inc., 5.750% (3 Month LIBOR USD + 4.395%), 10/30/2029 (a)(b)	4,500,000	4,535,887	—	—	—	—	4,500,000	4,535,887
Congressional Bancshares, Inc., 5.750% (SOFR + 4.390%), 12/1/2029 (a)(b)	2,000,000	1,995,504	—	—	—	—	2,000,000	1,995,504
ConnectOne Banorp, Inc., 5.200% (3 Month LIBOR USD + 2.84%), 2/1/2028 (a)	—	—	500,000	511,002	—	—	500,000	511,002
Cowen, Inc., 7.250%, 5/6/2024 (b) (j)	4,000,000	4,153,489	—	—	—	—	4,000,000	4,153,489
Customers Bancorp, Inc., 4.500%, 9/25/2024	1,750,000	1,771,533	—	—	—	—	1,750,000	1,771,533
Empire Bancorp, Inc., 7.375%, 12/17/2025 (b)	3,000,000	3,139,795	—	—	—	—	3,000,000	3,139,795
FedNat Holding Co., 7.500%, 3/15/2029 (b) (j)	5,000,000	5,164,237	—	—	—	—	5,000,000	5,164,237
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (a) (j) (k)	12,000,000	12,332,116	—	—	—	—	12,000,000	12,332,116
Fidelity Federal Bancorp, 6.000% (SOFR + 4.650%), 11/1/2029 (a)(b) (j)	2,000,000	2,028,501	—	—	—	—	2,000,000	2,028,501
First Business Financial Services, Inc., 5.500% (3 Month LIBOR USD + 4.070%), 8/15/2029 (a)(b)(j) (k)	10,000,000	10,098,677	—	—	—	—	10,000,000	10,098,677
First Internet Bancorp, 6.000% (3 Month LIBOR USD + 4.114), 6/30/2029 (a)	300,000	7,806,000	—	—	—	—	300,000	7,806,000
First Midwest Capital Trust I, 6.950%, 12/1/2033	1,761,000	2,022,949	—	—	—	—	1,761,000	2,022,949
First National of Nebraska, Inc., 4.375% (3 Month LIBOR USD + 1.600%), 10/1/2028 (a)(b) (j)	1,500,000	1,523,402	—	—	—	—	1,500,000	1,523,402
First Priority Bank, 7.000%, 11/30/2025 (b)	3,000,000	3,095,501	—	—	—	—	3,000,000	3,095,501
First Southwest Corp., 6.350% (3 Month LIBOR USD + 4.080%), 6/1/2029 (a)(b) (k)	7,000,000	7,188,015	—	—	—	—	7,000,000	7,188,015
German American Bancorp, Inc., 4.500% (3 Month LIBOR USD + 2.680%), 6/30/2029 (a) (j)	1,500,000	1,505,479	—	—	—	—	1,500,000	1,505,479
Hallmark Financial Services, Inc., 6.250%, 8/15/2029	7,000,000	7,367,500	—	—	—	—	7,000,000	7,367,500
Hanmi Financial Corp., 5.450% (3 Month LIBOR USD + 3.315%), 3/30/2027 (a) (k)	3,500,000	3,600,734	—	—	—	—	3,500,000	3,600,734
Independent Bank Corp., 4.750% (3 Month LIBOR USD + 2.190%), 3/15/2029 (a)(b) (j)	2,000,000	2,057,195	—	—	—	—	2,000,000	2,057,195
Investar Holding Corp., 5.125% (3 Month LIBOR USD + 3.490%), 12/30/2029 (a)(b)	4,000,000	4,020,938	—	—	—	—	4,000,000	4,020,938
Jeff Davis Bancshares, Inc., 6.750% (3 Month LIBOR USD + 4.690%), 1/15/2027 (a)(b) (j)	3,000,000	3,091,225	—	—	—	—	3,000,000	3,091,225
JPMorgan Chase & Co., 2.409% (3 Month LIBOR USD + 0.500%), 2/1/2027 (a)	6,459,000	6,227,122	—	—	—	—	6,459,000	6,227,122
KeyCorp Capital I, 2.839% (3 Month LIBOR USD + 0.740%), 7/1/2028 (a)	6,776,000	6,273,898	—	—	—	—	6,776,000	6,273,898
Kingstone Cos, Inc., 5.500%, 12/30/2022 (j)	2,995,000	3,010,991	—	—	—	—	2,995,000	3,010,991
Limestone Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.950%), 7/31/2029 (a)(b) (j)	5,000,000	5,053,205	—	—	—	—	5,000,000	5,053,205
Luther Burbank Corp., 6.500%, 9/30/2024 (b) (j)	9,500,000	9,986,576	—	—	—	—	9,500,000	9,986,576
Meridian Corp., 5.375% (SOFR + 3.950%), 12/30/2029 (a)(b)	4,000,000	4,015,398	—	—	—	—	4,000,000	4,015,398
Nano Financial Holdings, Inc., 7.000%, 7/1/2024 (b) (k)	5,000,000	5,136,231	—	—	—	—	5,000,000	5,136,231
National Bank of Indianapolis Corp., 5.500% (3 Month LIBOR USD + 4.209%), 9/15/2029 (a)(b)	7,000,000	7,031,888	—	—	—	—	7,000,000	7,031,888
New York Community Bancorp, Inc., 5.900% (3 Month LIBOR USD + 2.780%), 11/6/2028 (a) (j)	2,890,000	3,077,606	—	—	—	—	2,890,000	3,077,606
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (a)(b) (j)	1,000,000	1,013,956	—	—	—	—	1,000,000	1,013,956
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023 (b)	—	—	500,000	530,303	(500,000)	(530,303)	—	—
Northern Bancorp, Inc., 4.750% (SOFR + 3.275%), 12/30/2029 (a)(b)	2,000,000	2,000,000	—	—	—	—	2,000,000	2,000,000
Northpointe Bancshares, Inc., 6.000% (SOFR + 4.905%), 9/30/2029 (a)(b)	4,000,000	4,082,814	—	—	—	—	4,000,000	4,082,814
Oconomowoc Bancshares, Inc., 6.875%, 11/17/2025 (b)	2,600,000	2,716,271	—	—	—	—	2,600,000	2,716,271
Pinnacle Financial Partners, Inc., 4.125% (3 Month LIBOR USD + 2.775%), 9/15/2029 (a) (j)	4,000,000	4,091,811	—	—	—	—	4,000,000	4,091,811
Reliant Bancorp, Inc., 5.125% (SOFR + 3.765%), 12/15/2029 (a)(b)	4,000,000	3,994,418	—	—	—	—	4,000,000	3,994,418

Realogy Group LLC / Realogy Co.-Issuer Corp., 9.375%, 4/1/2027 (b)	—	—	200,000	209,197	(200,000)	(209,197)	—	—
Sandy Spring Bancorp, Inc., 4.250% (3 Month LIBOR USD + 2.620%), 11/15/2029 (a) (j)	2,500,000	2,508,372	—	—	—	—	2,500,000	2,508,372
Signature Bank, 4.125% (3 Month LIBOR USD + 2.559%), 11/1/2029 (a) (j)	1,250,000	1,271,234	—	—	—	—	1,250,000	1,271,234
SmartFinancial, Inc., 5.625% (3 Month LIBOR USD + 2.550%), 10/2/2028 (a)(b) (j)	4,000,000	4,101,614	—	—	—	—	4,000,000	4,101,614
Southside Bancshares, Inc., 5.500% (3 Month LIBOR USD + 4.297%), 9/30/2026 (a) (j)	3,000,000	3,107,183	—	—	—	—	3,000,000	3,107,183
Sterling Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(b)	2,700,000	2,765,171	—	—	—	—	2,700,000	2,765,171
Texas State Bankshares, Inc. 5.750% (3 Month LIBOR USD + 3.550%), 6/15/2029 (a)(b) (j)	4,000,000	4,092,994	—	—	—	—	4,000,000	4,092,994
Towne Bank, 4.500% (3 Month LIBOR USD + 2.550%), 7/30/2027 (a) (j)	4,050,000	4,114,511	—	—	—	—	4,050,000	4,114,511
Tri-County Financial Group, Inc., 7.000% (3 Month LIBOR USD + 5.862%), 10/15/2026 (a)	3,000,000	3,093,089	—	—	—	—	3,000,000	3,093,089
Triumph Bancorp, Inc., 4.875% (3 Month LIBOR USD + 3.330%), 11/27/2029 (a) (j)	4,000,000	4,057,073	—	—	—	—	4,000,000	4,057,073
United Insurance Holdings Corp., 6.250%, 12/15/2027 (j)	4,500,000	4,609,674	—	—	—	—	4,500,000	4,609,674
Veritex Holdings, Inc., 4.750% (SOFR + 3.470%), 11/15/2029 (a)(b)	1,750,000	1,778,623	—	—	—	—	1,750,000	1,778,623
Volunteer State Bancshares, Inc., 5.750% (SOFR + 4.365%), 11/15/2029 (a)(b)	2,000,000	2,018,699	—	—	—	—	2,000,000	2,018,699
White River Bancshares Co., 5.875% (SOFR + 4.420%), 12/31/2029 (a)(b)	5,000,000	5,020,673	—	—	—	—	5,000,000	5,020,673
Wintrust Financial Corp., 4.850%, 6/6/2029 (j)	6,000,000	6,391,352	—	—	—	—	6,000,000	6,391,352
WT Holdings, Inc., 7.000%, 4/30/2023 (b) (j)	2,700,000	2,742,431	—	—	—	—	2,700,000	2,742,431

		281,578,858		1,350,876		(839,874)		282,089,860

Real Estate Investment Trust — 2.4%
Ready Capital Corp., 6.200%, 7/30/2026	280,000	7,677,600	—	—	—	—	280,000	7,677,600

TOTAL CORPORATE OBLIGATIONS (Cost —$285,841,237)		289,256,458		1,350,876		(839,874)		289,767,460

Exchange-Traded Debt Securities - 0.0%	Shares		Shares		Shares		Shares
Financial — 0.0%
Capital Southwest Corp., 5.950%, 12/15/2022	—	$—	2,146	$56,118	(2,146)	$(56,118)	—	$—
Monroe Capital Corp., 5.750%, 10/31/2023	—	—	3,976	102,183	(3,976)	(102,183)	—	—
Oxford Square Capital Corp., 6.500%, 3/30/2024	—	—	15,152	386,073	(15,152)	(386,073)	—	—
PennantPark Investment Corp., 5.500%, 10/15/2024	—	—	3,829	98,290	(3,829)	(98,290)	—	—
Portman Ridge Finance Corp., 6.125%, 9/30/2022	—	—	3,394	85,529	(3,394)	(85,529)	—	—
Stellus Capital Investment Corp., 5.750%, 9/15/2022	—	—	397	10,096	(397)	(10,096)	—	—
THL Credit, Inc., 6.750%, 12/30/2022	—	—	4,809	121,668	(4,809)	(121,668)	—	—
THL Credit, Inc., 6.125%, 10/30/2023	—	—	4,738	124,325	(4,738)	(124,325)	—	—
WhiteHorse Finance, Inc., 6.500%, 11/30/2025	—	—	1,232	32,278	(1,232)	(32,278)	—	—

		—		1,016,560		(1,016,560)		—

TOTAL EXCHANGE-TRADED DEBT SECURITIES (Cost — $0)		—		1,016,560		(1,016,560)		—

Preferred Stocks — 5.9%	Shares		Shares		Shares		Shares
Financial — 2.0%
BancorpSouth Bank	200,000	$5,094,000	—	$—	—	$—	200,000	$5,094,000
TriState Capital Holdings, Inc.	40,000	1,060,800	—	—	—	—	40,000	1,060,800

		6,154,800		—		—		6,154,800

Real Estate Investment Trust — 3.9%
AGNC Investment Corp.	160,000	4,104,000	—	—	—	—	160,000	4,104,000
Annaly Capital Management, Inc.	160,000	4,160,000	—	—	—	—	160,000	4,160,000
Ellington Financial, Inc.	80,000	2,028,000	—	—	—	—	80,000	2,028,000
New York Mortgage Trust, Inc.	80,000	2,019,200	—	—	—	—	80,000	2,019,200

		12,311,200		—		—		12,311,200

TOTAL PREFERRED STOCKS (Cost — $18,033,200)		18,466,000		—		—		18,466,000

Private Investment Funds —0.0%
Bailard Real Estate Investment Trust	—	—	89,423	2,531,575	(89,423)	(2,531,575)	—	—
DSC Meridian Credit Opportunities Onshore Fund LP	—	—	1	1,490,748	(1)	(1,490,748)	—	—
Linden Investors LP	—	—	1	1,656,392	(1)	(1,656,392)	—	—
ShoreBridge Point72 Select, LLC	—	—	1,974	2,161,713	(1,974)	(2,161,713)	—	—
Walleye Opportunities Fund LP	—	—	1	2,208,246	(1)	(2,208,246)	—	—
Whitebox Asymmentric Opportunities Fund, LP	—	—	1	1,460,755	(1)	(1,460,755)	—	—

TOTAL PRIVATE INVESTMENT FUNDS (Cost — $0)		—		11,509,429		(11,509,429)		—

Rights - 0.0%
8i Enterprises Acquisition Corp., Expiration Date: December 30, 2020 (h)(i)	—	—	4,504	1,716	(4,504)	(1,716)	—	—
Big Rock Partners Acquisition Corp., Expiration Date: July 3, 2020 (h)	—	—	2,674	668	(2,674)	(668)	—	—
Corium International, Expiration Date: March 31, 2020 (e)(f)(h)	—	—	18,163	—	(18,163)	—	—	—
Wealthbridge Acquisition Ltd., Expiration Date: November 7, 2020 (h)(i)	—	—	4,175	1,316	(4,175)	(1,316)	—	—

TOTAL RIGHTS (Cost — $0)		—		3,700		(3,700)		—

Warrants - 0.0%
8i Enterprises Acquisition Corp., Expiration Date: September 30, 2025 (h)(i)	—	—	4,504	1,581	(4,504)	(1,581)	—	—
B Riley Principal Merger Corp., Expiration Date: April 8, 2024 (h)	—	—	1,970	1,615	(1,970)	(1,615)	—	—
Big Rock Partners Acquisition Corp., Expiration Date: December 1, 2022 (h)	—	—	1,337	207	(1,337)	(207)	—	—
BiomX, Inc., Expiration Date: December 13, 2023 (h)	—	—	4,157	1,995	(4,157)	(1,995)	—	—
Boxwood Merger Corp., Expiration Date: November 26, 2025 (h)	—	—	4,354	2,495	(4,354)	(2,495)	—	—
ChaSerg Technology Acquisition Corp., Expiration Date: September 30, 2023 (h)	—	—	1,875	4,125	(1,875)	(4,125)	—	—
DD3 Acquisition Corp., Expiration Date: October 23, 2023 (h)(i)	—	—	5,717	2,457	(5,717)	(2,457)	—	—
Edtechx Holdings Acquisition Corp., Expiration Date: December 31, 2025 (h)	—	—	3,751	1,354	(3,751)	(1,354)	—	—
Far Point Acquisition Corp., Expiration Date: June 1, 2025 (h)	—	—	756	975	(756)	(975)	—	—
Gordon Pointe Acquisition Corp., Expiration Date: January 25, 2023 (h)	—	—	15,202	5,473	(15,202)	(5,473)	—	—
Immunovant, Inc., Expiration Date: March 31, 2024 (h)	—	—	2,703	5,406	(2,703)	(5,406)	—	—
Legacy Acquisition Corp., Expiration Date: November 30, 2022 (h)	—	—	2,223	1,195	(2,223)	(1,195)	—	—
Leisure Acquisition Corp., Expiration Date: December 28, 2022 (h)	—	—	3,222	3,190	(3,222)	(3,190)	—	—
Merida Merger Corp. I, Expiration Date: November 7, 2026 (h)	—	—	5,404	2,702	(5,404)	(2,702)	—	—
Monocle Acquisition Corp., Expiration Date: June 12, 2024 (h)	—	—	1,391	1,113	(1,391)	(1,113)	—	—
Mudrick Capital Acquisition Corp., Expiration Date: March 12, 2025 (h)	—	—	8,811	4,406	(8,811)	(4,406)	—	—
Opes Acquisition Corp., Expiration Date: January 15, 2023 (h)	—	—	5,323	958	(5,323)	(958)	—	—
Pivotal Acquisition Corp., Expiration Date: December 1, 2025 (h)	—	—	1,867	1,120	(1,867)	(1,120)	—	—
Twelve Seas Investment Co., Expiration Date: July 13, 2023 (h)(i)	—	—	3,408	2,522	(3,408)	(2,522)	—	—
Wealthbridge Acquisition Ltd., Expiration Date: February 29, 2024 (h)(i)	—	—	4,175	313	(4,175)	(313)	—	—

TOTAL WARRANTS (Cost — $0)		—		45,202		(45,202)		—

Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 1.490% (k) (l)	2,582,007	2,582,007	—	—	—	—	2,582,007	2,582,007
Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class 1.502% (f)(l)	—	—	1,017,480	1,017,480	(1,017,480)	(1,017,480)	—	—

TOTAL SHORT-TERM INVESTMENTS (Cost — $2,582,007)		2,582,007		1,017,480		(1,017,480)		2,582,007

TOTAL INVESTMENTS — 101.5% (Cost — $314,068,654)		310,524,465		89,748,147		(81,941,227)		318,331,385
Liabilities in Excess of Other Assets — (1.5%)		(77,287,934)		(9,458,139)		81,941,227		(4,804,846)

NET ASSETS — 100.0%		$233,236,531		$80,290,008		$—		$313,526,539

LIBOR	London Inter-Bank Offered Rate
SOFR	Secured Overnight Financing Rate
ADR	American Depositary Receipt

(a)	Variable or Floating Rate Security based on a reference index and spread. Rate disclosed is the rate in effect as of December 31, 2019.
(b)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Fund’s investment adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted.

(c)

Variable or Floating Rate Security, upon which the interst rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2019.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higer coupon rate for the following periods. Rate disclosed is the rate in effect as of December 31, 2019.
(e)	As of December 31, 2019, the Fund has fair valued these securities. Value determined using significant unobservable inputs.
(f)	All or a portion of the security has been pledged as collateral in connection with securities sold short and written optoins contracts.

(g)	Security issued on a when-issued basis. On December 31, 2019, the total value of investments purchased on a when-issued basis was $220,000 or 0.09% of net assets.
(h)	Non-income producing security.
(i)	Foreign security denominated in U.S. Dollars.
(j)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements.
(k)	All or a portion of the security has been pledged as collateral in connection with open credit agreements.
(l)	Rate disclosed is the seven day yield as of December 31, 2019.

Schedule of Open Reverse Repurchase Agreements

December 31, 2019 (Unaudited)

					Angel Oak Financial Strategies Income Term Trust	Vivaldi Opportunities Fund	Pro Forma Adjustments	Pro Forma Combined Fund
	Interest	Trade	Maturity	Net Closing
Counterparty	Rate	Date	Date	Amount	Value	Value	Value	Value
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	$421,150	$420,000	$—	$—	$420,000
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,266,187	2,260,000	$—	$—	$2,260,000
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	1,703,651	1,699,000	$—	$—	$1,699,000
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,826,717	2,819,000	$—	$(315,283)	$2,503,717
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	1,109,028	1,106,000	$—	$(1,106,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,277,217	2,271,000	$—	$(2,271,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	3,325,077	3,316,000	$—	$(3,316,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	837,286	835,000	$—	$(835,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	826,256	824,000	$—	$(824,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	1,128,080	1,125,000	$—	$(1,125,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	1,667,552	1,663,000	$—	$(1,663,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,784,602	2,777,000	$—	$(2,777,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,787,610	2,780,000	$—	$(2,780,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,729,451	2,722,000	$—	$(2,722,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	1,695,629	1,691,000	$—	$(1,691,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	558,525	557,000	$—	$(557,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,221,063	2,215,000	$—	$(2,215,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	696,903	695,000	$—	$(695,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,260,170	2,254,000	$—	$(2,254,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	1,698,637	1,694,000	$—	$(1,694,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,256,159	2,250,000	$—	$(2,250,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,255,156	2,249,000	$—	$(2,249,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	2,552,969	2,546,000	$—	$(2,546,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	3,507,575	3,498,000	$—	$(3,498,000)	$—
Lucid Management and Capital Partners LP	2.816%	12/12/2019	1/16/2020	1,511,125	1,507,000	$—	$(1,507,000)	$—
Lucid Management and Capital Partners LP	2.820%	12/13/2019	1/16/2020	2,235,939	2,230,000	$—	$(2,230,000)	$—
Lucid Management and Capital Partners LP	2.820%	12/13/2019	1/16/2020	2,194,830	2,189,000	$—	$(2,189,000)	$—
Lucid Management and Capital Partners LP	2.820%	12/13/2019	1/16/2020	1,378,662	1,375,000	$—	$(1,375,000)	$—

					$53,567,000	$—	$(46,684,283)	$6,882,717

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

Schedule of Securities Sold Short

December 31, 2019 (Unaudited)	Angel Oak Financial Strategies Income Term Trust		Vivaldi Opportunities Fund		Pro Forma Adjustments		Pro Forma Combined Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Securities Sold Short - 0.0%
Common Stocks — 0.0%
Communications - 0.0%
EverQuote, Inc. - Class A (a)	—	$—	(6,125)	$(210,394)	$6,125	$210,394	—	$—
Meet Group, Inc. (a)	—	—	(28,480)	(142,685)	28,480	142,685	—	—
Shopify, Inc. - Class A (a)(b)	—	—	(837)	(332,774)	837	332,774	—	—
Shutterstock, Inc. (a)	—	—	(3,101)	(132,971)	3,101	132,971	—	—
TechTarget, Inc. (a)	—	—	(6,723)	(175,470)	6,723	175,470	—	—

		—		(994,294)		994,294		—

Consumer Discretionary - 0.0%
Adient PLC (a)(b)	—	—	(7,325)	(155,656)	7,325	155,656	—	—
Chuy’s Holdings, Inc. (a)	—	—	(3,123)	(80,948)	3,123	80,948	—	—
Denny’s Corp. (a)	—	—	(13,085)	(260,130)	13,085	260,130	—	—
Domino’s Pizza, Inc.	—	—	(510)	(149,828)	510	149,828	—	—
El Pollo Loco Holdings, Inc. (a)	—	—	(6,956)	(105,314)	6,956	105,314	—	—
Freshpet, Inc. (a)	—	—	(2,836)	(167,579)	2,836	167,579	—	—
Kontoor Brands, Inc.	—	—	(5,723)	(240,309)	5,723	240,309	—	—
Methode Electronics, Inc.	—	—	(11)	(433)	11	433	—	—
OneSpaWorld Holdings Ltd. (a)(b)	—	—	(7,583)	(127,698)	7,583	127,698	—	—
Regis Corp. (a)	—	—	(14,053)	(251,127)	14,053	251,127	—	—
Sally Beauty Holdings, Inc. (a)	—	—	(9,264)	(169,068)	9,264	169,068	—	—
Taylor Morrison Home Corp. (a)	—	—	(2,603)	(56,902)	2,603	56,902	—	—
Tesla, Inc. (a)	—	—	(1,356)	(567,255)	1,356	567,255	—	—
Wingstop, Inc.	—	—	(1,897)	(163,578)	1,897	163,578	—	—
Winnebago Industries, Inc.	—	—	(3,548)	(187,973)	3,548	187,973	—	—

		—		(2,683,798)		2,683,798		—

Consumer Staples - 0.0%
Beyond Meat, Inc. (a)	—	—	(500)	(37,800)	500	37,800	—	—
Clorox Co.	—	—	(918)	(140,950)	918	140,950	—	—
elf Beauty, Inc. (a)	—	—	(5,141)	(82,924)	5,141	82,924	—	—

		—		(261,674)		261,674		—

Energy - 0.0%
SolarEdge Technologies, Inc. (a)	—	—	(2,044)	(194,364)	2,044	194,364	—	—

Financials - 0.0%
Axos Financial, Inc. (a)	—	—	(3,484)	(105,495)	3,484	105,495	—	—
Digital Realty Trust, Inc. - REIT	—	—	(4,732)	(566,610)	4,732	566,610	—	—
Goosehead Insurance, Inc. - Class A	—	—	(1,371)	(58,130)	1,371	58,130	—	—
Hargreaves Lansdown PLC	—	—	(8,899)	(228,104)	8,899	228,104	—	—
Prologis, Inc. - REIT	—	—	(17,097)	(1,524,027)	17,097	1,524,027	—	—

		—		(2,482,366)		2,482,366		—

Health Care - 0.0%
AbbVie, Inc.	—	—	(6,032)	(534,073)	6,032	534,073	—	—
Apyx Medical Corp. (a)	—	—	(4,339)	(36,708)	4,339	36,708	—	—
AtriCure, Inc. (a)	—	—	(5,968)	(194,020)	5,968	194,020	—	—
Centene Corp. (a)	—	—	(3,871)	(243,370)	3,871	243,370	—	—
Inmode Ltd. (a)(b)	—	—	(1,922)	(75,342)	1,922	75,342	—	—
Joint Corp. (a)	—	—	(13,700)	(221,118)	13,700	221,118	—	—
Lannett Co., Inc. (a)	—	—	(8,743)	(77,113)	8,743	77,113	—	—
Neurocrine Biosciences, Inc. (a)	—	—	(1,300)	(139,737)	1,300	139,737	—	—
Pacira BioSciences, Inc. (a)	—	—	(4,596)	(208,199)	4,596	208,199	—	—
Pennant Group, Inc. (a)	—	—	(2,769)	(91,571)	2,769	91,571	—	—

Sientra, Inc. (a)	—	—	(2,792)	(24,960)	2,792	24,960	—	—
Tactile Systems Technology, Inc. (a)	—	—	(2,059)	(139,003)	2,059	139,003	—	—
Teladoc Health, Inc. (a)	—	—	(8,150)	(682,318)	8,150	682,318	—	—
Twist Bioscience Corp. (a)	—	—	(3,674)	(77,154)	3,674	77,154	—	—
Varex Imaging Corp. (a)	—	—	(7,058)	(210,399)	7,058	210,399	—	—
Zynex, Inc. (a)	—	—	(10,088)	(79,393)	10,088	79,393	—	—

		—		(3,034,478)		3,034,478		—

Industrials - 0.0%
AAON, Inc.	—	—	(610)	(30,140)	610	30,140	—	—
Advanced Energy Industries, Inc. (a)	—	—	(6,439)	(458,457)	6,439	458,457	—	—
Axon Enterprise, Inc. (a)	—	—	(1,914)	(140,258)	1,914	140,258	—	—
Badger Meter, Inc.	—	—	(1,827)	(118,627)	1,827	118,627	—	—
National Presto Industries, Inc.	—	—	(1,383)	(122,243)	1,383	122,243	—	—
Pool Corp.	—	—	(939)	(199,425)	939	199,425	—	—
SiteOne Landscape Supply, Inc. (a)	—	—	(1,233)	(111,772)	1,233	111,772	—	—
WillScot Corp. (a)	—	—	(7,235)	(133,775)	7,235	133,775	—	—

		—		(1,314,697)		1,314,697		—

Materials - 0.0%
NewMarket Corp.	—	—	(243)	(118,224)	243	118,224	—	—
Quaker Chemical Corp.	—	—	(993)	(163,369)	993	163,369	—	—
WD-40 Co.	—	—	(1,386)	(269,078)	1,386	269,078	—	—

		—		(550,671)		550,671		—

Technology - 0.0%
Allscripts Healthcare Solutions, Inc. (a)	—	—	(23,215)	(227,855)	23,215	227,855	—	—
Avaya Holdings Corp. (a)	—	—	(10,287)	(138,875)	10,287	138,875	—	—
Cerence, Inc. (a)	—	—	(13,580)	(307,315)	13,580	307,315	—	—
Cree, Inc. (a)	—	—	(833)	(38,443)	833	38,443	—	—
Digi International, Inc. (a)	—	—	(2,575)	(45,629)	2,575	45,629	—	—
Digital Turbine, Inc. (a)	—	—	(13,085)	(93,296)	13,085	93,296	—	—
Diodes, Inc. (a)	—	—	(3,356)	(189,178)	3,356	189,178	—	—
Extreme Networks, Inc. (a)	—	—	(26,530)	(195,526)	26,530	195,526	—	—
Fitbit, Inc. - Class A (a)	—	—	(2,145)	(14,093)	2,145	14,093	—	—
FormFactor, Inc. (a)	—	—	(8,602)	(223,394)	8,602	223,394	—	—
Inovalon Holdings, Inc. - Class A (a)	—	—	(10,572)	(198,965)	10,572	198,965	—	—
Insight Enterprises, Inc. (a)	—	—	(1,108)	(77,881)	1,108	77,881	—	—
Lattice Semiconductor Corp. (a)	—	—	(18,582)	(355,659)	18,582	355,659	—	—
LivePerson, Inc. (a)	—	—	(1,424)	(52,688)	1,424	52,688	—	—
MACOM Technology Solutions Holdings, Inc. (a)	—	—	(6,691)	(177,981)	6,691	177,981	—	—
Micron Technology, Inc. (a)	—	—	(2,785)	(149,777)	2,785	149,777	—	—
NetScout Systems, Inc. (a)	—	—	(9,841)	(236,873)	9,841	236,873	—	—
Phreesia, Inc. (a)	—	—	(2,643)	(70,410)	2,643	70,410	—	—
Power Integrations, Inc.	—	—	(2,777)	(274,673)	2,777	274,673	—	—
Synaptics, Inc. (a)	—	—	(1,931)	(127,002)	1,931	127,002	—	—

		—		(3,195,513)		3,195,513		—

TOTAL COMMON STOCKS (Proceeds — $0)		—		(14,711,855)		14,711,855		—

Exchange-Traded Funds — 0.0%
Invesco Senior Loan ETF	—	—	(23,539)	(537,160)	23,539	537,160	—	—
iShares iBoxx High Yield Corporate Bond ETF	—	—	(6,339)	(557,452)	6,339	557,452	—	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	—	—	(25,525)	(687,643)	25,525	687,643	—	—

TOTAL EXCHANGE-TRADED FUNDS (Proceeds — $0)		—		(1,782,255)		1,782,255		—

TOTAL SECURITIES SOLD SHORT (Proceeds — $0)		$—		$(16,494,110)		$16,494,110		$—

(a)	Non-income producing security.

(b)	Foreign security denominated in U.S. Dollars.

Schedule of Options Written

December 31, 2019 (Unaudited)

					Angel Oak Financial Strategies Income Term Trust	Vivaldi Opportunities Fund	Pro Forma Adjustments	Pro Forma Combined Fund
	Exercise Price	Expiration Date	Notional Amount	Contracts	Value	Value	Value	Value
Call Options - 0.0%
ArQule, Inc. (a)	$22.00	January 17, 2020	$(28,600)	(13)	$—	$(65)	$65	$—
ArQule, Inc. (a)	20.00	January 17, 2020	(6,000)	(3)	—	(45)	45	—
ArQule, Inc. (a)	21.00	January 17, 2020	(4,200)	(2)	—	(10)	10	—
ArQule, Inc. (a)	20.00	April 17, 2020	(116,000)	(58)	—	(1,160)	1,160	—
ArQule, Inc. (a)	22.00	April 17, 2020	(4,400)	(2)	—	(15)	15	—

TOTAL OPTIONS WRITTEN (Premiums Received $0)					$—	$(1,295)	$1,295	$—

(a)	Non-income producing security.

Schedule of Open Futures Contracts

December 31, 2019 (Unaudited)

				Angel Oak Financial Strategies Income Term Trust	Vivaldi Opportunities Fund	Pro Forma Adjustments	Pro Forma Combined Fund
Description	Expiration Date	Number of Contracts	Value at Trade Date	Value at December 31, 2019	Value at December 31, 2019	Value at December 31, 2019	Value at December 31, 2019
CBOT 10-Year Eris Swap	March 2029	(2)	$(203,577)	$—	$(219,980)	$219,980	$—
CBOT 3-Year Eris Swap	March 2021	(30)	(2,907,126)	—	(2,965,272)	2,965,272	—

TOTAL FUTURES CONTRACTS			$(3,110,703)	$—	$(3,185,252)	$3,185,252	$—

				Unrealized Depreciation	Unrealized Depreciation	Unrealized Depreciation	Unrealized Depreciation
CBOT 10-Year Eris Swap				$—	$(16,403)	$16,403	$—
CBOT 3-Year Eris Swap				—	(58,146)	58,146	—

TOTAL FUTURES CONTRACTS				$—	$(74,549)	$74,549	$—

Pro Forma Statement of Assets and Liabilities

December 31, 2019 (Unaudited)

	Angel Oak Financial Strategies Income Term Trust	Vivaldi Opportunities Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Assets
Investments in securities at fair value (cost $306,176,444, $88,056,003, ($80,163,793), $314,068,654)	$310,524,465	$89,748,147	$(81,941,227	) (a)	$318,331,385
Cash	15,750	1,939	(1,939	) (b)	15,750
Cash deposited with broker	—	31,138,705	(31,138,705	) (a)	—
Variation margin	—	614	(614	) (a)	—
Receivable for investment securities sold	—	1,434,797	—		1,434,797
Dividends and interest receivable	2,844,872	390,570	—		3,235,442
Prepaid expenses	7,894	—	—		7,894

Total Assets	313,392,981	122,714,772	(113,082,485)		323,025,268

Liabilities
Payable for reverse repurchase agreements	53,567,000	—	(46,684,283	) (b)	6,882,717
Securities Sold Short, at value (proceeds $0, $14,989,165, ($14,989,165), $0)	—	16,494,110	(16,494,110	) (a)	—
Foreign currency due to custodian, at value (proceeds $0, $2,227,603, ($2,227,603), $0)	—	2,226,139	(2,226,139	) (a)	—
Written options contracts, at value (proceeds $0, $2,559, ($2,559), $0)	—	1,295	(1,295	) (a)	—
Payable for credit agreements	25,900,000	21,776,658	(47,676,658	) (b)	—
Payable for fund shares redeemed	—	—	—		—
Payable for investments purchased	220,000	1,682,794	—		1,902,794
Payable for distributions to shareholders	—	—	—		—
Interest payable for credit and reverse repurchase agreements	34,829	—	—		34,829
Payable to Adviser	232,919	97,387	—		330,306
Payable to administrator, fund accountant, and transfer agent	22,182	24,012	—		46,194
Payable to custodian	3,144	—	—		3,144
Payable to Trustees	—	3,560	—		3,560
Other accrued expenses	176,376	118,809	—		295,185

Total Liabilities	80,156,450	42,424,764	(113,082,485)		9,498,729

Net Assets	$233,236,531	$80,290,008	$—		$313,526,539

Net Assets consist of:
Paid-in capital	$230,393,685	$83,748,167	—		$314,141,852
Total distributable earnings (accumulated deficit)	2,842,846	(3,458,159)	—		(615,313)

Net Assets	$233,236,531	$80,290,008	$—		$313,526,539

Shares outstanding (unlimited number of shares authorized, par value of $0.001 per share)	11,519,677	5,723,895	(1,758,329	) (c)	15,485,243

Net asset value (“NAV”)	$20.25	$14.03			$20.25

(a)	The Pro Forma Combined Fund reflects the reduction in securities of the Acquired Fund to align with the investment strategy of the Acquiring Fund.

(b)	The reduction in leverage reflects the Acquired Fund’s ability to remain fully invested and avoid cash drag as the portfolio is shifted to reflect the investment strategy of the Acquiring Fund.

(c)	Adjustment reflects shares issued in conversion.

See accompanying notes which are an integral part of these pro forma financial statements.

Pro Forma Statement of Operations

For the Period May 31, 2019 Through December 31, 2019 (Unaudited)

	Angel Oak Financial Strategies Income Term Trust (a)	Vivaldi Opportunities Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Investment Income
Interest	$6,974,767	$2,201,326	$—		$9,176,093
Dividends	740,062	1,814,697	—		2,554,759

Total Investment Income	7,714,829	4,016,023	—		11,730,852

Expenses
Investment Advisory	1,501,730	1,228,879	(423,862	) (b)	2,306,747
Service fees	180,207	84,706	11,896	(b)	276,809
Legal	89,542	104,859	—		194,401
Trustee	25,862	33,500	(33,500	) (b)	25,862
Fund accounting	19,725	17,744	(12,872	) (b)	24,597
Audit	25,562	31,787	(31,787	) (b)	25,562
Transfer agent	22,768	21,225	(15,762	) (b)	28,231
Administration	29,688	—	8,233	(b)	37,921
Printing	23,964	9,834	(9,834	) (b)	23,964
Custodian	6,962	2,746	(2,746	) (b)	6,962
Compliance	8,014	13,698	(13,698	) (b)	8,014
Insurance	4,979	11,390	(11,390	) (b)	4,979
Registration	40,226	20,969	515	(c)	61,710
Miscellaneous	16,761	3,669	(3,669	) (b)	16,761
Offering costs	—	102,449	(102,449)		—
Dividends on securities sold short	—	204,614	(204,614)		—
Interest	521,278	374,984	(35,982)		860,280

Total Expenses	2,517,268	2,267,053	(881,521)		3,902,800

Fees voluntarily waived by Adviser (See Note 4)	(121,958)	—	—		(121,958)

Net operating expenses	2,395,310	2,267,053	(881,521)		3,780,842

Net Investment Income (Loss)	5,319,519	1,748,970	881,521		7,950,010

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,303,180	2,017,834	—		3,321,014
Net change in unrealized appreciation (depreciation) on investments	4,348,022	1,552,966	—		5,900,988

Net realized and unrealized gain (loss) on investments	5,651,202	3,570,800	—		9,222,002

Net increase (decrease) in net assets resulting from operations	$10,970,721	$5,319,770	$881,521		$17,172,012

(a)	Fund commenced operation on May 31, 2019.

(b)	Adjustments reflect the elimination of duplicate costs, economies of scale or additional expenses related to increase in assets.

(c)	Adjustment reflects the additional costs related to shares issued during conversion.

See accompanying notes which are an integral part of these pro forma financial statements.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

NOTE 1. BASIS OF COMBINATION

Vivaldi Opportunities Fund (the “Acquired Fund” or “VOF”), organized as a Maryland corporation on March 20, 2017, is a non-diversified, closed-end management company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Acquired Fund commenced investment operations on October 2, 2017. Angel Oak Financial Strategies Income Term Trust (the “Acquiring Fund” or “FINS”), a Delaware statutory trust organized on June 14, 2018, is a non-diversified closed-end management investment company registered under the 1940 Act, as amended. The Acquiring Fund commenced operations on May 31, 2019 and is listed on the New York Stock Exchange (“NYSE”) under the symbol “FINS”.

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Acquired Fund with and into the Acquiring Fund as if such reorganization had taken place as of December 31, 2019. The Acquiring Fund will be the accounting survivor of the reorganization.

The reorganization involves the transfer of all the assets, and all of the liabilities of VOF to FINS in exchange for shares of common stock of FINS, and the pro rata distribution of such shares of FINS to the shareholders of VOF, as provided in the Agreement and Plan of Reorganization.

The unaudited pro forma schedules of investments, statements of assets and liabilities and statements of operations should be read in conjunction with the historical financial statements of VOF and FINS included or [incorporated by reference] in the Statement of Additional Information of which the unaudited pro forma combined financial statements form a part. The unaudited pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the exchange occurred on December 31, 2019.

Certain expenses of the Reorganizing, estimated to be $[        ], will be borne by Angel Oak Capital Advisors, LLC, the investment adviser of the Acquiring Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The unaudited pro forma combined financial statements were prepared in accordance with the generally accepted accounting principles in the United States of America (“GAAP”) and the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies”, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

Securities Valuation and Fair Value Measurements – The Acquiring Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

The Acquiring Fund’s fair values for long-term debt securities, including asset-backed securities, collateralized loan obligations, corporate obligations and trust preferred securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities in the Acquiring Fund, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, fair value will be determined in accordance with the procedures adopted by the Acquiring Fund’s Board. All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise fair value will be determined in accordance with the procedures adopted by the Acquiring Fund’s Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Acquiring Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities in the Acquiring Fund having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a Pricing Service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities in the Acquiring Fund may be fair valued in accordance with the fair valuation procedures approved by the Acquiring Fund’s Board. The Acquiring Fund’s Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Acquiring Fund’s valuation processes and reports quarterly to the Acquiring Fund’s Board. The Acquiring Fund’s Valuation and Risk Management Oversight Committee has delegated to the Acquiring Fund’s Valuation Committee of Angel Oak Capital Advisors, LLC the day to day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Angel Oak Capital Advisors, LLC’s Pricing Committee report quarterly to the Acquiring Fund’s Valuation and Risk Management Oversight Committee.

The Acquired Fund’s Valuation Committee oversees the valuation of the Fund’s investments on behalf of the Acquired Fund. The Board of Directors of the Acquired Fund has approved valuation procedures for the Acquired Fund (the “Valuation Procedures”). Securities traded on

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant determination date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by Investment Manager or a Sub-Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant determination date at the time net asset value is determined. The mid-point of the last bid and the last ask is also known as the “mark”.

Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to the mean between the last available bid and ask price from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Investment Manager or a Sub-Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Investment Manager or a Sub-Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued by the Investment Manager or a Sub-Adviser at amortized cost, which the Acquired Fund’s Board has determined to approximate fair value. All other instruments held by the Acquired Fund will be valued in accordance with the Valuation Procedures.

The Acquired Fund will generally value shares of an exchange traded fund (an “ETF” and collectively, “ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Acquired Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective daily closing net asset values.

The Acquired Fund will generally value private investment funds in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Acquired Fund’s valuation.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

As a general matter, the fair value of the Acquired Fund’s interest in a private investment fund will represent the amount that the Acquired Fund could reasonably expect to receive from the private investment fund if the Acquired Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Acquired Fund believes is reliable. In the event that the private investment fund does not report a value to the Acquired Fund on a timely basis, the Acquired Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Acquired Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Acquired Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Acquired Fund assets and the receipt of valuation information from the underlying manager of a private investment fund.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager or a Sub-Adviser not to reflect the market value, the Acquired Fund’s Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Acquired Fund’s Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The following is a summary of the inputs used to value each Fund’s net assets as of December 31, 2019:

Acquiring Fund
Assets	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$—	$220,000	$—	$220,000
Corporate Obligations	—	289,256,458	—	289,256,458
Preferred Stocks	18,466,000	—	—	18,466,000
Short-Term Investments	2,582,007	—	—	2,582,007

Total	$21,048,007	$289,476,458	—	$310,524,465

Other Financial Instruments*
Liabilities
Reverse Repurchase Agreements	$—	$53,567,000	$—	$53,567,000

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

	Acquired Fund
Assets	Level 1	Level 2	Level 3	N/A	Total
Asset-Backed Securities	$—	$14,100,688	$—	$—	$14,100,688
Bank Loans	—	—	5,106,160	—	5,106,160
Closed-End Funds	23,978,791	—	—	—	23,978,791
Collateralized Mortgage Obligations	—	9,117,094	—	—	9,117,094
Common Stocks	22,502,167	—	—	—	22,502,167
Corporate Obligations	—	1,350,876	—	—	1,350,876
Exchange-Traded Debt Securities	1,016,560	—	—	—	1,016,560
Private Investment Funds	—	—	—	11,509,429	—
Rights	3,700	—	—	—	3,700
Warrants	45,202	—	—	—	45,202
Short-Term Investments	1,017,480	—	—	—	1,017,480

Total	$48,563,900	$24,568,658	$5,106,160	$11,509,429	$89,748,147

Other Financial Instruments*
Liabilities
Securities Sold Short	$16,494,110	$—	$—	$—	$16,494,110
Options Written	$1,295	$—	$—	$—	$1,295
Futures	$74,549	$—	$—	$—	$74,549

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

Pro Forma Combined
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,189,758	$—	$2,189,758
Bank Loans	—	—	5,106,160	5,106,160
Collateralized Loan Obligations	—	220,000	—	220,000
Corporate Obligations	—	289,767,460	—	289,767,460
Preferred Stocks	18,466,000	—	—	18,466,000
Short-Term Investments	2,582,007	—	—	2,582,007

Total	$21,048,007	$292,177,218	$5,106,160	$318,331,385

Other Financial Instruments*
Liabilities
Reverse Repurchase Agreements	$—	$6,882,717	$—	$6,882,717

*	Other Financial Instruments are derivative instruments. Futures are reflected at the unrealized depreciation on the instrument as reflected in the consolidated Schedule of Investments.

See the Schedule of Investments for further disaggregation of investment categories. During the period ended December 31, 2019, each fund did not recognize any transfers to or from Level 3. See the quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Pro Forma Combined	Balance as of 03/31/19	Amortization		Net Realized Gain (Loss)		Change in net Unrealized Appreciation (Depreciation)		Purchases		Paydowns/ Sales		Return of Capital Dividends		Transfers Into Level 3		Transfers Out of Level 3		Balance as of 12/31/19
Bank Loans	$3,480,692	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	$5,106,160

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Pro Forma Combined	Fair Value as of 12/31/2019	Valuation Techniques	Unobservable Input	Impact to Valuation from an increase in input*
Bank Loans	$5,106,160	Recent Transaction Price	Recent Transaction Price	Increase

*

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

Federal Income Taxes – Each Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund generally will not be subject to federal income tax to the extent they distribute substantially all of its net investment income and capital gains to shareholders. Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

Each Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.

Security Transactions and Income Recognition – Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life. Dividend income and corporate actions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Payments received from certain investments held by each Fund may be comprised of dividends, capital gains and return of capital. Each Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to each Fund’s shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Distributions to Shareholders – Distributions from the Acquiring Fund’s net investment income are declared and paid monthly. The Acquiring Fund intends to distribute its net realized long term capital gains and net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

The Acquired Fund intends to make monthly distributions to its shareholders equal to 10% annually of the Acquired Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Acquired Fund’s Board from time to time. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss)

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

items for financial statement and tax purposes. investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Acquired Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Acquired Fund’s Distribution Policy may, under certain circumstances, have certain adverse consequences to the Acquired Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Acquired Fund and, over time, increase the Acquired Fund’s expense ratio. The Acquired Fund’s Distribution Policy also may cause the Acquired Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of this predetermined dividend rate, then assets of the Acquired Fund will be sold and the difference will generally be a tax-free return of capital from the Acquired Fund’s assets. The Acquired Fund’s final distribution for each calendar year will include any remaining

Capital Share Shelf Offering – During the current reporting period, the Acquired Fund was authorized by the Securities and Exchange Commission to issue additional shares through a shelf offering (“Shelf Offering”), in which the aggregate offering amount is not to exceed $250,000,000. Under this Shelf Offering, the Acquired Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Acquired Fund’s net asset value per common share and also through rights offerings and at-the-market offerings. As of December 31, 2019, no additional shares were sold in connection with the Shelf Offering.

Costs incurred by the Acquired Fund in connection with the Shelf Offering were recorded as a prepaid expense and recognized as prepaid offering costs on the Statement of Assets and Liabilities. These costs will be amortized pro rata as shares are sold and will be recognized as a component of capital. Any deferred offering costs remaining one year after effectiveness of the Shelf Offering will be expensed. Costs incurred by the Acquired Fund to keep the Shelf Offering current will be expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations. As of December 31, 2019, no amounts of offering costs were amortized in connection with the Shelf Offering because no shares had been sold in connection with the Shelf Offering.

Share Valuation – The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. Each Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Indemnifications – Under the Acquiring Fund’s organizational documents, the Acquiring Fund will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Acquiring Fund. Additionally, in the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Acquiring Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Acquiring Fund that have not yet occurred.

In the normal course of business, the Acquired Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Acquired Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Acquired Fund that have not yet occurred. However, the Acquired Fund expects the risk of loss to be remote.

Cash and Cash Equivalents – Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in 30-90 days. Short-term investments can include U.S. government securities and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not restricted by some agreement.

Repurchase Agreements – Repurchase agreements are transactions by which the Acquiring Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or the date of maturity of the purchased security. A repurchase agreement is accounted for as an investment by each Fund, collateralized by securities, which are delivered to Acquiring Fund’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Acquiring Fund will seek to liquidate such collateral. The exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, each Fund could suffer a loss.

Reverse Repurchase Agreements – A reverse repurchase agreement is the sale by the Acquiring Fund of a security to a party for a specified price, with the simultaneous agreement by Acquiring Fund to repurchase that security from that party on a future date at a higher price.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Acquiring Fund. In such situations, the Acquiring Fund may incur losses as a result of a possible decline in the value of the underlying security during the period while Acquiring Fund seeks to enforce its rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights. The Acquiring Fund will segregate assets determined to be liquid by Angel Oak Capital Advisors, LLC or otherwise covered its obligations under reverse repurchase agreement.

Subordinated Debt of Banks and Diversified Financial Companies – The Acquiring Fund may invest in subordinated debt securities, sometimes also called “junior debt,” which are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and depots held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

High Yield Securities – The Acquiring Fund may invest in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high-yield” securities, also known as “junk bonds,” will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by Angel Oak Capital Advisors, LLC to be of comparable quality.

Structured Products – The Acquiring Fund may invest in certain structured products, including community bank debt securitizations. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws); however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The risks of an investment in a structured product depend largely on the type of the collateral securities and the class of the structured product in which the Acquiring Fund invests. In addition to the normal interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the collateral may decline in value or default, the Acquiring Fund may invest in Structured Products that are not subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results.

Common and Preferred Stocks – Each Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

Closed-End Funds (“CEFs”) – The Acquired Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Acquired Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Acquired Fund’s management fees and expenses, which results in the Acquired Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.

Exchange Traded Funds (“ETFs”) – ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, the Acquired Fund shareholders indirectly bear their proportionate share of these expenses. Therefore, the cost of investing in the Acquired Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in securities. Each ETF in which the Acquired Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

Futures Contracts – The Acquired Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments, respectively, represented in the indexes. A futures contract on an index is an

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by the Acquired Fund is valued daily at the official settlement price on the exchange on which it is traded. In computing daily net asset value, the Acquired Fund will mark to market its open futures positions. The Acquired Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Acquired Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Acquired Fund realizes a capital gain, or if it is more, the Acquired Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Acquired Fund realizes a capital gain, or if it is less, the Acquired Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Acquired Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Acquired Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Acquired Fund.

At any time prior to the expiration of a futures contract, the Acquired Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Acquired Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Acquired Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Acquired Fund to substantial losses. In such event, and in the event of adverse price movements, the Acquired Fund would be required to make daily cash payments of variation margin. In such situations, if the Acquired Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Acquired Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Acquired Fund’s performance.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

Options – The Acquired Fund may write or purchase call and put options on specific securities and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of the Acquired Fund or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Acquired Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Acquired Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Private Investment Funds – The Acquired Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Acquired Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Acquired Fund’s own operations, thereby increasing indirect Acquired Fund costs and potentially reducing returns to shareholders. A private investment fund in which the Acquired Fund invests has its own investment risks, and those risks can affect the value of the private investment fund’s shares and, therefore, the value of the Acquired Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Acquired Fund’s approval, which could force the Acquired Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Acquired Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Acquired Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Securities Sold Short – Short sales are transactions in which the Acquired Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Acquired Fund must borrow the security to make delivery to the buyer. The

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

Acquired Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Acquired Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Acquired Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan, which is recorded as an expense. To borrow the security, the Acquired Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Acquired Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Swaps – Each Fund may enter into swap contracts to hedge various investments for risk management or to pursue its investment objective. Each Fund may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps, options on foregoing swaps, and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swap agreements are valued by a pricing service and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Trust Preferred Securities – The Acquiring Fund may invest in trust preferred securities, or “TruPS,” which are securities that are typically issued by banks and other financial institutions that combine the features of corporate debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued by banks and other financial institutions, generally in the form of beneficial interest-bearing notes with preferred securities characteristics, or by an affiliated business trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of those banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature of have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically per permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

NOTE 4. DERIVATIVE AND HEDGING DISCLOSURE

The Acquired Fund has adopted the disclosure provisions of FASB Standard Codification 815, Derivatives and Hedging, which requires enhanced disclosures about the Acquired Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

For either investment or hedging purposes, the Acquired Fund may invest substantially in a broad range of derivative instruments, including structured products, swaps (including credit default swaps), futures and forward contracts, and options. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Acquired Fund’s investment objective. The Acquired Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Acquired Fund invested in options contracts, futures contracts, and swap contracts during the period ended December 31, 2019, which did not have a material impact on the Acquired Fund’s performance.

The effects of these derivative instruments on the Acquired Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2019 by risk category are as follows:

	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Assets and Liabilities Location	Value
Equity Price Risk	Option Contracts Written	$1,295
Interest Rate Risk	Unrealized Depreciation on Open Futures Contracts	$74,549

Total		$75,844

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2019 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Option Contracts Written	Futures Contracts
Equity Price Risk	$33,771	$—
Interest Rate Risk	$—	$—

Total	$33,771	$—

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Option Contracts Written	Futures Contracts
Equity Price Risk	$2,440	$—
Interest Rate Risk	$—	$32,611

Total	$2,440	$32,611

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of December 31, 2019 are as follows:

Derivative	Quarterly Average	Amount
Option Contracts Purchased	Average Notional Value	$106,933
Option Contracts Written	Average Notional Value	(545,067)
Long Swap Contracts	Average Notional Value	112,099
Short Swap Contracts	Average Notional Value	(112,426)
Futures Contracts	Average Notional Value	(3,110,703)

NOTE 5. DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Pro Forma Combined Fund’s Statement of Assets and Liabilities as of December 31, 2019.

				Gross Amounts Not Offset in Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Consolidated Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$6,882,717	$—	$6,882,717	$6,882,717	$—	$—

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

Reverse Repurchase Agreement	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Corporate obligations	$—	$6,882,717	$—	$—	$6,882,717

Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$6,882,717
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$—

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

NOTE 6. CREDIT AGREEMENTS

On September 17, 2019, the Acquiring Fund entered into a $30 million line of credit agreement (the “Facility”) with IBERIABANK, which matures September 17, 2022. Under the Facility, interest is charged on a floating rate based on one-month LIBOR plus 2.40%, which was 4.11% as of December 31, 2019. The Acquiring Fund is required to pay IBERIABANK a commitment fee of 0.50% on the unused portion of the Facility if the Acquiring Fund does not achieve a 75% utilization rate in each year. The average principal balance and interest rate was $11.7 million and 4.20%. The maximum loan outstanding during the year was $25.9 million. As of December 31, 2019, the outstanding principal balance under the Facility was $25.9 million.

The Acquired Fund has entered into a borrowing agreement with BNP Paribas. The Acquired Fund may borrow amounts up to one-third of the value of its assets. The Acquired Fund is charged interest of one-month LIBOR plus 0.75% for borrowing under this agreement. The average interest rate, average daily loan balance, maximum outstanding and amount recoded as interest expense for the period ended December 31, 2019 were 2.79%, $19,905,417, $22,569,846, and $328,444, respectively. The Fund had outstanding borrowings for 214 days during the period ended December 31, 2019. At December 31, 2019, the balance was $21,776,658 and the interest rate was 2.51%.

NOTE 7. FUND CERTIFICATION

The Acquiring Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Acquiring Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

NOTE 8. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Acquiring Fund (the “Agreement”), the Angel Oak Capital Advisors LLC manages the Acquiring Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Acquiring Fund is obligated to pay the Angel Oak Capital Advisors LLC a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average daily Managed Assets (as defined below) of the Acquiring Fund. Managed Assets includes total assets (including any assets attributable to borrowing for investment purposes) minus the sum of the Acquiring Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) (“Managed Assets”). The Angel Oak Capital Advisors LLC has voluntarily agreed to waive its management fee to 1.00% of the Fund’s Managed Assets for the first year of the Acquiring Fund’s operation. The Angel Oak Capital Advisors LLC may not recoup from the Acquiring Fund any waived amount or reimbursed expenses pursuant to this arrangement. The Angel Oak Capital Advisors LLC may amend or discontinue this voluntary waiver at any time without advance notice

The Angel Oak Capital Advisors LLC has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Acquiring Fund’s Total Annual Fund Operating Expenses to 0.25% of the Fund’s Managed Assets (the “Expense Limit”) through at least May 31, 2020 (the “Limitation Period”). The Expense Limit may be eliminated at any time by the Acquiring Fund’s Board, on behalf of the Acquiring Fund, upon 60 days’ written notice to the Angel Oak Capital Advisors LLC. Prior to the end of the Limitation Period, the Expense Limit may not be terminated by the Angel Oak Capital Advisors LLC without the consent of the Acquiring Fund’s Board. The contractual waiver and/or reimbursement by the Angel Oak Capital Advisors LLC with respect to the Fund is subject to repayment by the Fund within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Acquiring Fund is able to make the repayment without exceeding the expense limitations described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). The amount subject to repayment by the Fund, pursuant to the aforementioned conditions at July 31, 2019, is $36,202 and is recoverable through July 31, 2022.

The Acquired Fund has agreed to pay the Investment Manager a management fee payable on a monthly basis at the annual rate of 1.40% of the Acquired Fund’s average daily Managed Assets (as defined below) in consideration of the advisory and other services it provides. “Managed Assets” means the total assets of the Fund, including leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). As a result, the Investment Manager is paid more if the Acquired Fund uses leverage, which creates a conflict of interest for the Investment Manager. The Investment Manager seeks to manage that potential conflict by utilizing leverage only when it determines such action is in the best interests of the Fund.

Destra Capital Investments LLC (“Destra”) provides investor support services in connection with the ongoing operation of the Acquiring Fund. Such services include providing ongoing contact with respect to the Acquiring Fund and its performance with financial advisors that are

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

representatives of financial intermediaries, communicating with the NYSE specialist for the Shares, and with the closed-end fund analyst community regarding the Acquiring Fund on a regular basis. The Acquiring Fund pays Destra a service fee in an annual amount equal to 0.12% of the average aggregate daily value of the Acquiring Fund’s Managed Assets during the Acquiring Fund’s first year of operations and 0.10% of the average daily value of the Acquiring Fund’s Managed Assets from the end of the Acquiring Fund’s first year of operations through the Termination Date.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Acquiring Fund. Fund Services also serves as the Acquiring Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Acquiring Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Acquiring Fund’s custodian; coordinates the preparation and payment of the Acquiring Fund’s expenses and reviews the Acquiring Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Acquiring Fund. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Acquiring Fund.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Acquired Fund. The Acquired Fund’s allocated fees incurred for CCO services for the period ended December 31, 2019, are reported on the Statement of Operations.

Foreside Fund Services, LLC serves as the Acquired Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Acquired Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Acquired Fund’s custodian.

Certain officers of the Acquired Fund are employees of UMBFS. The Acquired Fund does not compensate officers affiliated with the Acquired Fund’s administrator. For the period ended December 31, 2019, the Acquired Fund’s allocated fees incurred for directors are reported on the Statement of Operations.

Certain officers, Trustees and shareholders of Acquiring Fund are also owners or employees of Angel Oak Capital Advisors, LLC.

NOTE 9. CAPITAL STOCK

The combined pro forma net asset values per share assume that the issuance of FINS shares to VOF shareholders would have occurred at December 31, 2019 in connection with the proposed reorganization. The number of shares assumed to be received is equal to the net asset value of

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Notes to the Pro Forma Condensed Combined Financial Statements

December 31, 2019 (Unaudited)

shares of VOF as of December 31, 2019, divided by the net asset value of FINS as of December 31, 2019. The pro forma number of shares outstanding, for the combined fund consists of the following:

Shares of FINS Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares of Acquiring Fund Post- Combination
11,519,677	3,965,566	15,485,243

NOTE 10. PRO FORMA OPERATING EXPENSES

The pro forma condensed combined statement of operations for the twelve-month period ended December 31, 2019 as adjusted, giving effect to the Reorganization reflects the changes in expense of the Acquiring Fund as if the Reorganization were consummated on December 31, 2019. Although it is anticipated that here will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 11. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following.

PART C

Other Information

Item 15. Indemnification

Reference is made to Article VII, Section 3 of Registrant’s Declaration of Trust, which was filed with the Registrant’s Initial Registration Station of Form N-2, filed June 28, 2018.

Reference is made to Section 11 of the Investment Advisory Agreement between Registrant and Angel Oak Capital Advisors, LLC, which was filed with the Registrant’s Registration Statement of Form N-2, filed May 3, 2019.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)	Charter of Registrant

a.	Declaration of Trust dated June 14, 2018.*

(2)	By-Laws

a.	By-Laws dated June 14, 2018.*

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreement of Reorganization

a.	Agreement and Plan of Reorganization – Filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining the Rights of Holders of the Securities being Registered

a.	See the Declaration of Trust (Exhibit 1 above) and the By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contract

a.	Investment Advisory Agreement between the Registrant and Angel Oak Capital Advisors, LLC**

(7)	Distribution Contracts – Inapplicable.

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custody Agreement

a.	Custody Agreement between the Registrant and U.S. Bank National Association.**

(10)	Inapplicable.

(11)	Opinion and Consent of Dechert LLP.***

(12)	Tax Opinion – Inapplicable.

(13)	Other Material Contracts

a.	Expense Limitation Agreement.**

b.	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.**

c.	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.**

d.	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services.**

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund.****

b.	Consent of Independent Registered Public Accounting Firm for the Acquired Fund.***

(15)	Omitted Financial Statements – Inapplicable.

(16)	Powers of Attorney dated January 21, 2020.****

(17)	Additional Exhibits – Inapplicable.

*	Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2, filed June 28, 2018.
**	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed May 3, 2019.
***	To be filed by amendment.
****	Filed herewith.

Item 17. Undertakings

(1)    The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)    The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Atlanta and State of Georgia, on the 18th day of February, 2020.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST
(A Delaware Statutory Trust)

By:	/s/ Dory S. Black
Dory S. Black, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Alvin R. Albe, Jr.*	Trustee	February 18, 2020
Alvin R. Albe, Jr.

/s/ Ira P. Cohen*	Trustee	February 18, 2020
Ira P. Cohen

/s/ Andrea N. Mullins*	Trustee	February 18, 2020
Andrea N. Mullins

/s/ Keith M. Schappert*	Trustee	February 18, 2020
Keith M. Schappert

/s/ Sreeniwas V. Prabhu*	Trustee	February 18, 2020
Sreeniwas V. Prabhu

/s/ Samuel R. Dunlap, III*	Trustee	February 18, 2020
Samuel R. Dunlap, III

/s/ Dory S. Black	President	February 18, 2020
Dory S. Black

/s/ Daniel Fazioli	Treasurer, Principal Financial Officer and Principal Accounting Officer	February 18, 2020
Daniel Fazioli

*By:	/s/ Dory S. Black
Dory S. Black Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT LIST

(14)a.	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund

(16)	Powers of Attorney